333-52689
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No.                                      [ ]

       Post-Effective Amendment No. 9                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

       Amendment No. 13                                                 [X]

                        (Check appropriate box or boxes)


BMA Variable Life Account A
(Exact Name of Registrant)

Business Men's Assurance Company of America
(Name of Depositor)

Depositor's Telephone Number, including Area Code  (816) 218-6500



     R. David Black
     Business Men's Assurance Company of America
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064
(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866

It is proposed that this filing will become effective (check appropriate box)


    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on April 30, 2004 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                     PART A

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                    issued by
                           BMA VARIABLE LIFE ACCOUNT A
                                       and
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                       SUPPLEMENT DATED APRIL 30, 2004 TO
                         PROSPECTUS DATED APRIL 30, 2004

     The following supplements and/or replaces certain information regarding the underlying funds for the Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America (BMA) as Advantage Variable Universal Life contained in your prospectus.

     The following Investment Options are not available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation. The Investment Options described in the Prospectus are available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

PLEASE SEE THE ACCOMPANYING FUND PROSPECTUSES FOR INFORMATION REGARDING THE INVESTMENT OPTIONS, INCLUDING A DISCUSSION OF THE INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS AND THE FEES AND EXPENSES OF EACH OF INVESTMENT OPTION.

40/86 SERIES TRUST(1)
     Managed By 40/86 Advisors, Inc.(2)
       Equity Portfolio(3)
       Balanced Portfolio
       Fixed Income Portfolio

(1) Effective September 19, 2003, the Conseco Series Trust name changed to 40/86 Series Trust.

(2) Effective September 17, 2003, Conseco Capital Management, Inc. changed its name to 40/86 Advisors, Inc.

(3) Effective December 1, 2001, the Equity Portfolio is Sub-Advised by Chicago Equity Partners, LLC.

THE ALGER AMERICAN FUND Managed By Fred Alger Management, Inc.
       Alger American Small Capitalization Portfolio (Class O)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     Managed By American Century Investment Management, Inc.
       VP International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     Managed By The Dreyfus  Corporation

FEDERATED INSURANCE SERIES
     Managed By Federated Equity Management Company of Pennsylvania
       Sub-Advised by Federated Investment Management Company
       Federated Capital Income Fund II

     Managed By Federated Global Investment Management Corp.
       Federated International Equity Fund II

JANUS ASPEN SERIES (Institutional Shares)
     Managed by Janus Capital Management LLC
        Janus Aspen Series Growth Portfolio
        Janus Aspen Series Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST Managed By Neuberger Berman
     Management Inc.
       Limited Maturity Bond Portfolio
       Partners Portfolio

STRONG OPPORTUNITY FUND II, INC.
     Managed By Strong Capital Management, Inc.
       Strong Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
     Managed By Strong Capital Management, Inc.
       Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
     Managed By Van Eck Associates Corporation
       Worldwide Emerging Markets Fund
       Worldwide Hard Assets Fund
       Worldwide Real Estate Fund


           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                 April 30, 2004

Service Center:

BMA
2000 Wade Hampton Blvd.
Greenville, SC 29615-1064
1-800-423-9398

      This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection. This prospectus provides important information that a prospective investor should know before investing.

      You can allocate all or part of your Accumulation Value to:

      o The Investment Options (you have investment risk, including possible loss of principal)

      o Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

      THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.


                                TABLE OF CONTENTS


POLICY BENEFITS/RISK SUMMARY                                        4

   POLICY BENEFITS                                                  4

   POLICY RISKS                                                     5

FEE TABLE                                                           7

BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA                        10

BMA VARIABLE LIFE ACCOUNT A                                        10

THE POLICY                                                         12

      Ownership                                                    13

      Changes to Policy                                            13

PURCHASING POLICY                                                  13

      Premiums                                                     13

      Waiver of Planned Premium During Total Disability            14

      Applying For a Policy and Insurance Coverage                 14

      Issue Ages                                                   15

      Allocation of Premiums                                       15

      Lapse, Grace Period and Reinstatement                        15

      Maturity Date                                                16

      Extension of Maturity Date Rider                             16

      Termination of Policy                                        17

POLICY VALUES                                                      17

      Accumulation Value                                           17

      Cash Surrender Value                                         17

      Accumulation Unit Value                                      17

      Right to Refund                                              18

DEATH BENEFITS                                                     18

      Change in Death Benefit Option                               20

      Specified Amount                                             20

      Settlement Options                                           21

OPTIONAL INSURANCE RIDERS                                          21

      Guaranteed Minimum Death Benefit Rider                       21

      Accelerated Death Benefit Rider                              22

      Covered Insurance Rider                                      22

      Term Insurance Rider                                         23

CHARGES AND DEDUCTIONS                                             23

GENERAL                                                            23

CHARGES DEDUCTED FROM PREMIUM PAYMENTS                             23

      Premium Charge                                               23

PERIODIC CHARGES                                                   23

      Monthly Deduction                                            23

      Investment Option Expenses                                   25

      Monthly Rider Charges                                        25

TRANSACTION CHARGES                                                25

      Surrender Charge                                             25

      Partial Surrender Fee                                        26

      Reduction or Elimination of the Surrender Charge             26

      Waiver of Surrender Charges                                  26

      Transfer Fee                                                 27

      Taxes                                                        27

INVESTMENT OPTIONS                                                 27

FIXED ACCOUNT                                                      29

TRANSFERS                                                          29

      Dollar Cost Averaging                                        30

      Asset Rebalancing                                            31

      Asset Allocation Option                                      31

ACCESS TO YOUR MONEY                                               32

      Loans                                                        32

      Surrenders                                                   33

FEDERAL TAX MATTERS                                                33

      Life Insurance in General                                    33

      Taking Money Out of Your Policy                              34

      Diversification and Owner Control                            34

      Payment Options                                              35

      Business Use                                                 35

STATE VARIATIONS                                                   35

DISTRIBUTOR                                                        35

LEGAL PROCEEDINGS                                                  35

FINANCIAL STATEMENTS                                               35

APPENDIX A--Glossary                                               A-1

APPENDIX B--Investment Options                                     B-1

APPENDIX C--Policies Issued Prior to May 1, 2003                   C-1



                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

Investment Options

      You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

Death Benefits

      We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value. You can choose between the following two Death Benefits Options:

            Level Death Benefit
            Adjustable Death Benefit

      Under certain circumstances, you can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

      The actual amount payable to your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness.

      All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

Surrenders and Partial Surrenders

     Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

     Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

Transfers

      You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

Loans

      You may take a loan while the Policy is in force and not in the Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

Supplemental Benefits

      You may supplement the Policy with the following riders (where available):

      o    Accelerated Death Benefit Rider

      o    Term Insurance Rider

      o    Covered Insured Rider

      o    Guaranteed Minimum Death Benefit Rider

      o    Waiver of Surrender Charges Rider

      o    Waiver of Planned Premium During Total Disability of Primary Insured
           Rider

      o    Extension of Maturity Date Rider

POLICY RISKS

Suitability

      It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

      You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT. The Policy is not designed to serve as a vehicle for frequent trading.

Investment Risk

      If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

Risk of Lapse

      If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this five year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

Surrender Risks

      The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. A Surrender Charge will also be applied for 10 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

      Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value that is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

      Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

      A surrender may have tax consequences.

Loan Risks

      A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

      We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

      If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

Tax Risks

      We believe that the Policy will qualify as a life insurance contract under federal tax laws. However due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

      Tax law classifies certain life insurance contracts as Modified Endowment Contracts (MECs) depending upon the amount and timing of Premiums paid into the Policy.

      If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

      Under current federal tax rules, it is unclear under which circumstances a Policy Owner, because of the degree of control over the investments underlying the Policy will be considered the Owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policy Owner to be treated as the Owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance. Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax adviser regarding your particular circumstances and how these laws may affect you.

      See "Federal Tax Matters" for further information about taxes.

                                    FEE TABLE

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.



                                Transaction Fees

              Charge               When Charge is Deducted                             Amount Deducted

Premium Charge(1)                  Upon payment of Premium                               5.5% of all Premiums

Surrender Charge(2)(3)
Minimum and Maximum Charge         Upon total surrender before 10th Policy               First year minimum charge is $5.00 per
                                   Anniversary or within 10 years after increase in      $1,000 of Specified Amount. First year
                                   Specified Amount. For partial surrenders, for         maximum charge is $45.00 per $1,000 of
                                   any amount that Specified Amount is reduced. For      Specified Amount.
                                   requested Specified Amount decrease before 10th
                                   Policy Anniversary or within 10 years after
                                   increase in Specified Amount.
Charge for representative                                                                $15.00 per $1,000 of Specified Amount
Owner(4)

Partial Surrender Fee(3)           Upon partial surrender                                $25

Transfer Fee                       Upon transfers after 12 free transfers per            $25 per transfer after 12 free transfers
                                   Policy Year.                                          each Policy Year

---------------------

(1) The Premium Charge is 5.5% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.

(2) Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year ten (10). After the fourth Policy Year, or after four years following the effective date of an increase in Specified Amount, the Surrender Charge between Policy Years will be pro-rated monthly. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge at the end of the Policy Year. The charge is not affected by Special Rate Classes nor by the addition of riders.

(3) Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender. Under certain circumstances, the Surrender Charges may be waived. See "Charges and Deductions--Transaction Charges--Surrender Charge--Waiver of Surrender Charges."

(4) The representative Policy Owner is a male Insured, Issue Age 43 in Preferred Non-Tobacco Class.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

                     Periodic Charges Other than Investment
                            Option Operating Expenses

              Charge                          When Charge is Deducted(2)                            Amount Deducted

Cost of Insurance(1)
Minimum and Maximum COI Charge          On Policy Date and monthly on each Monthly       $0.04-$83.00 per month per $1,000 of net
                                        Anniversary Day                                  amount at risk(4)

COI Charge for representative           On Policy Date and monthly on each Monthly       $0.22 per month per $1,000 of net amount
Owner(3)                                Anniversary Day                                  at risk in the first Policy Year(4)

                                        On Policy Date and monthly on each Monthly       $25.00 per Policy Month
Policy Charge(5)                        Anniversary Day

                                        Monthly on each Monthly Anniversary Day          .80% annually of Accumulation Value in
Risk Charge(6)                                                                           Separate Account

Loan Interest Rate Charged              Upon first interest payment due date and on      6% in arrears
                                        each Policy Anniversary

OPTIONAL RIDER CHARGES(8)

Covered Insured Rider(7)                On Policy Date and monthly on each               $0.08-$31.00 per month per $1,000 of rider
(Minimum and Maximum Charge             Monthly Anniversary Day                          benefit amount

Charge for representative Owner(3)                                                       $0.10 per month per $1,000 of rider
                                                                                         benefit amount in the first Policy Year

Waiver of Planned Premium Rider(7)      On Policy Date and monthly on each Monthly       $0.19-$2.00 per month per $100 of rider
(Minimum and Maximum Charge)            Anniversary Day                                  benefit amount

Charge for representative Owner(3)                                                       $0.29 per month per $100 of rider benefit
                                                                                         amount in the first Policy Year

Term Insurance Rider(7)                 On Policy Date and monthly on each Monthly       $0.03-$83.00 per month per $1,000 of rider
(Minimum and Maximum Charge)            Anniversary Day                                  benefit amount

Charge for representative Owner(3)                                                       $0.17 per month per $1,000 of rider
                                                                                         benefit amount in the first Policy Year

DISCONTINUED OPTIONAL RIDER CHARGES(9)


Waiver of Monthly Deduction             On Policy Date and monthly on each Monthly       4.48%-43.10% of Monthly Deduction
Rider(7) (Minimum and Maximum           Anniversary Day Charge)

Charge for representative Owner(3)                                                       8.11% of Monthly Deduction in the first
                                                                                         Policy Year

Accidental Death of Primary             On Policy Date and monthly on each Monthly       $0.06-$0.25 per $1,000 of Specified Amount
Insured Rider(7)                        Anniversary Day

(Minimum and Maximum
Charge)

Charge for representative Owner(3)                                                       $0.07 per month per $1,000 of rider
                                                                                         benefit amount

Future Purchase Option Rider(7)         On Policy Date and monthly on each Monthly       $0.09-$0.66 per $1,000 of rider benefit
(Minimum and Maximum Charge)            Anniversary Day                                  amount

Charge for representative Owner(3)                                                       $0.28 per month per $1,000 of rider
                                                                                         benefit amount

Primary Insured Rider(7)                On Policy Date and monthly on each Monthly       $0.04-$19.00 per $1,000 of rider benefit
(Minimum and Maximum Charge)            Anniversary Day                                  amount

Charge for representative Owner(3)                                                       $0.58 per $1,000 of rider benefit amount

Children's Term Insurance Rider         On Policy Date and monthly on each               $2.00 per $2,500 of Rider Coverage
                                        Monthly Anniversary Day


---------------------

(1) Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.

(2) The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the risk charge) for the period from the Policy Date to such date.

(3) The representative Policy Owner is a male Insured, Issue Age 43 in a Preferred Non-Tobacco Class, with Level Death Benefit Option.

(4) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See the SAI regarding the Net Amount at Risk.

(5) The Policy Charge is $25.00 per Policy Month for Policy Year 1 and $5.00 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)

(6) The Risk Charge is .80% annually of Accumulation Value in the Separate Account for Policy Years 1-10 and .40% annually of Accumulation Value in the Separate Account for Policy Years 11 and later.

(7) The charge for the Rider varies based on the individual characteristics of the Insured. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398.

(8) We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and Waiver of Surrender Charges Rider.

(9) Certain riders were available with Policies issued prior to May 1, 2003. These riders are no longer available.

      The next item shows the minimum and maximum total operating expenses charged by the available Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including Rule 12b-1 fees) are contained in the prospectuses for the Investment Options.

                  RANGE OF INVESTMENT OPTION OPERATING EXPENSES
                        FOR AVAILABLE INVESTMENT OPTIONS*


                                                                                                       Minimum          Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from a Portfolio's assets,
including management fees, 12b-1 fees and other expenses)                                                  .27%            2.75%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver
and/or reimbursement arrangement)                                                                          .27%            1.37%

---------------------

* If you purchased an Advantage VUL Policy, see the Investment Option prospectuses for information regarding the fees and expenses of those Portfolios.
** The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the adviser to waive or reimburse operating expenses until at least April 30, 2005, as described in more detail below.

      The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2003, before and after any applicable contractual expense reimbursements and/or waivers.

      Total Annual Portfolio Operating Expenses for Each Available Investment Option


                                                                                              Expenses     Total     Total
                                                                                               Waived      Annual   Net Annual
                                                          Management    12b-1     Other        and/or    Portfolio  Portfolio
                                                             Fees       Fees     Expenses    Reimbursed   Expenses   Expenses

INVESTORS MARK SERIES FUND, INC.(1)

      Intermediate Fixed Income Portfolio                   .60%        --           1.36%       1.16%    1.96%          .80%

      Mid Cap Equity Portfolio                              .80%        --           1.61%       1.51%    2.41%          .90%

      Money Market Portfolio                                .40%        --           1.49%       1.39%    1.89%          .50%

      Global Fixed Income Portfolio                         .75%        --           1.39%       1.14%    2.14%         1.00%

      Small Cap Equity Portfolio                            .95%        --           1.80%       1.70%    2.75%         1.05%

      Large Cap Growth Portfolio                            .80%        --           1.30%       1.20%    2.10%          .90%

      Large Cap Value Portfolio                             .80%        --           1.35%       1.25%    2.15%          .90%

      Growth & Income Portfolio                             .80%        --           1.06%        .96%    1.86%          .90%

      Balanced Portfolio                                    .80%        --           1.16%       1.06%    1.96%          .90%

JANUS ASPEN SERIES (Institutional Shares)(2)

      Janus Aspen Series International Growth Portfolio     .65%        --            .11%        .00%     .76%          .76%

THE ALGER AMERICAN FUND (Class O Shares)

      Alger American Growth Portfolio                       .75%        --            .10%        .00%     .85%          .85%

      Alger American Leveraged AllCap Portfolio             .85%        --            .12%        .00%     .97%          .97%

      Alger American MidCap Growth Portfolio                .80%        --            .13%        .00%     .93%          .93%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      VP Value (3)                                          .95%        --            .00%        .00%     .95%          .95%

      VP Income & Growth                                    .70%        --            .00%        .00%     .70%          .70%

DREYFUS STOCK INDEX FUND, INC.--Initial Shares(4)           .25%       --             .02%        .00%     .27%          .27%

DREYFUS VARIABLE INVESTMENT FUND--Initial Shares(4)

      Dreyfus VIF Disciplined Stock Portfolio               .75%        --            .10%        .00%     .85%          .85%

VARIABLE INSURANCE PRODUCTS FUND, SERVICE CLASS 2(5)

      Fidelity VIP Overseas Portfolio                       .73%       .25%           .18%        .00%    1.16%         1.16%

      Fidelity VIP Growth Portfolio                         .58%       .25%           .09%        .00%     .92%          .92%

      Fidelity VIP Contrafund Portfolio                     .58%       .25%           .10%        .00%     .93%          .93%

 AIM VARIABLE INSURANCE FUNDS (6)

      AIM V.I. Yield Fund (Series I Shares)(7)(8)           .63%        --            .43%          01%   1.06%         1.05%

      INVESCO VIF-Core Equity Fund (Series I
        Shares)(7)(9)(10)                                   .75%        --            .38%          00%   1.13%         1.13%

LAZARD RETIREMENT SERIES, INC.(11)

      Lazard Retirement Small Cap Portfolio                 .75%       .25%           .37%          00%   1.37%         1.37%

---------------------

(1) Investors Mark Advisor, LLC contractually agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2003 and will continue this arrangement until May 1, 2005 so that the annual expenses do not exceed the amounts set forth above under "Total Net Annual Portfolio Expenses" for each Portfolio.

(2) Expenses are based upon expenses for the year ended December 31,2003. Expenses are stated both with and without contractual waivers by Janus Capital. All expenses are shown without the effect of any expense offset arrangement.

(3) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(4) The expenses shown are for the fiscal year ended December 31,2003. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(6) Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.

(7) Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc.

(8) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.

(9) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(10) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(11) Lazard Asset Management, LLC, the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2004 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2003 would have been 1.37% for the Lazard Retirement Small Cap Portfolio.


                   Business Men's Assurance Company of America

      Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. BMA is licensed to do business in the District of Columbia and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina.

                           BMA Variable Life Account A

      We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

      The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. BMA is responsible for all obligations under the Policies.

                                   THE POLICY

      The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long term investment.

      The Policy offers the following to individuals:

      o  create or conserve one's estate

      o  supplement retirement income

      o  access to funds through loans and surrenders

      The Policy offers the following to businesses:

      o  protection for the business in the event a key employee dies

      o  provide debt protection for business loans

      o create a fund for employee benefits, buy-outs and future business needs.

      The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

      Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds make this an excellent way to accumulate money you do not think you will use in your lifetime and is a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

      Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

      Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

      Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

      Assignment. You can assign the Policy.

      Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

      Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

      To the extent permitted by applicable laws and regulation, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                              PURCHASING THE POLICY

Premiums

      Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy that allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums. Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Primary Insured is still insurable. All Premiums are payable at the BMA Service Center.

      You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Primary Insured before the Net Premium is allocated to the Fixed Account or the Investment Options.

Waiver of Planned Premiums Rider

      You can elect to have a Waiver of Planned Premium During Total Disability of Primary Insured Rider added to your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins. All Monthly Deductions will continue to be made.

      If at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

      If the Primary Insured is no longer totally disabled, you must begin paying Premiums again. If you do not pay sufficient Premiums, your Policy may lapse depending on your facts and circumstances at that time.

      You should consult the rider for the terms and conditions.

Applying For a Policy and Insurance Coverage

      If you wish to purchase a Policy, you must submit an application to us. You must select:

            1. a Specified Amount (the Minimum Specified Amount is $100,000 and the maximum is $999,999,999.99);

            2. a Death Benefit Option (Level Death Benefit or Adjustable Death Benefit);

            3. the amount of Planned Premiums that you intend to pay; and

            4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

      As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

      Our Underwriting Process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance that is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

            1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

            2. conditional coverage expires when we issue you a Policy;

            3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

            4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.

      If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to six (6) months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the Underwriting Process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at five Business Days after we complete our underwriting.

Issue Ages

      We currently issue to Primary Insureds whose ages are 20-80.

Allocation of Premiums

      When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the Underwriting Process. Upon completion of the Underwriting Process, your money will be moved to the Money Market Portfolio where it will remain for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

Free Look Period

      If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

      When your application for the Policy is in good order, we will invest your first Premium in the Money Market Portfolio within two days after we have completed our underwriting. Subsequent Premiums will be allocated in accordance with the selections in your application.

      If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

      Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first five Policy Years, the Policy will not terminate if the required Premiums are paid.

      If the Primary Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the Primary Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this five year period.

      We guarantee that the Policy will stay in force for the first five years after we issue it if total Premiums paid are at least as great as:

            1. the cumulative five year No-Lapse Monthly Minimum Premium; plus

            2. the total of all partial surrenders made; plus

            3. Indebtedness.

      We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage that is the smallest level of Planned Premiums we will accept.

      The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force and whether or not you have made your Planned Premiums.

      Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within five years after the date of termination and prior to the Maturity Date while the Primary Insured is alive.

      You must satisfy the following conditions for reinstatement:

      o evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

      o  payment or reinstatement of all Indebtedness on the Policy; and

      o  payment of all past due Premiums.

      The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

Maturity Date

      Unless you request an extension, the Maturity Date is the Policy Anniversary nearest the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

            1. all insurance benefits end; and

            2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

      The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

      Extension of Maturity Date Rider. At any time within twelve (12) months prior to the Maturity Date, you may request to extend the Maturity Date through the Extension of Maturity Date Rider. If the Maturity Date is extended, the Death Benefit will be the Accumulation Value, less any Indebtedness. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

      The Policy will terminate on the earliest of these dates:

            1. the Maturity Date;

            2. the date of the Primary Insured's death;

            3. the end of the Grace Period;

            4. the date when the Indebtedness equals or exceeds the Accumulation
               Value, less the Surrender Charge, if any;

            5. the date surrender of the Policy is effective, or;

            6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

POLICY VALUES

Accumulation Value

      The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

Cash Surrender Value

      The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

      The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

      Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

      When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

      After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all the Investment Options and the Fixed Account.

      When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

      Example:

            On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with
      55.12 Accumulation Units for the Large Cap Value Portfolio.

Right to Refund

      To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid which we determine will cause any coverage under the Policy to fail to qualify and to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

      If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a BMA Policy

      Under federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet our policy exchange rules in effect at that time.

                                 DEATH BENEFITS

      The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

      The amount of the Death Benefit depends upon:

       o the Specified Amount,

       o your Policy's Accumulation Value on the date of the Primary Insured's death, and

       o the Death Benefit Option in effect at the time of death.

      The Policy provides two Death Benefit options:

       o a Level Death Benefit, and

       o an Adjustable Death Benefit.

      So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

      The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

            1. the Specified Amount on the date of death; or

            2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

      The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

            1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

            2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

                  The applicable percentage is a percentage that is based on the
            Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:



               TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

            Attained                         Corridor                         Attained                         Corridor
               Age                          Percentage                           Age                          Percentage
               ---                          ----------                           ---                          ----------
              0-40                             250%                              60                              130%
               41                              243%                              61                              128%
               42                              236%                              62                              126%
               43                              229%                              63                              124%
               44                              222%                              64                              122%
               45                              215%                              65                              120%
               46                              209%                              66                              119%
               47                              203%                              67                              118%
               48                              197%                              68                              117%
               49                              191%                              69                              116%
               50                              185%                              70                              115%
               51                              178%                              71                              113%
               52                              171%                              72                              111%
               53                              164%                              73                              109%
               54                              157%                              74                              107%
               55                              150%                             75-90                            105%
               56                              146%                              91                              104%
               57                              142%                              92                              103%
               58                              138%                              93                              102%
               59                              134%                              94                              101%
                                                                               95-100                            100 %

Change in Death Benefit Option

      You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

            1. You must submit an Authorized Request;

            2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

            3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that the Primary Insured is still insurable;

            4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $50,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

            5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

      Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

      The Minimum Specified Amount is $100,000 ($50,000 when there is an Accelerated Death Benefit Rider or a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). The maximum Specified Amount is $999,999,999.99.

      You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

Specified Amount Increase

      To increase the Specified Amount you must:

            1. submit an application for the increase;

            2. submit proof satisfactory to us that the Primary Insured is an insurable risk; and

            3. pay any additional Premium that is required.

      The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate based on the Issue Age, sex and Rate Class on the effective date of the increase and on the duration from the effective date of the increase.

      The following changes will be made to reflect the increase in Specified
Amount:

            1. the No-Lapse Monthly Minimum Premium will be increased;

            2. an additional Surrender Charge for the increase in Specified Amount will apply.

      We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified Amount Decrease

      You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

            1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

            2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

      A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

      The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

      There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy other than in a single lump sum under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

OPTIONAL INSURANCE RIDERS

      Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars to your own situation.

Guaranteed Minimum Death Benefit Rider

      You can apply to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB Premium requirement has been met.

      The GMDB Period is determined for each Issue Age in accordance with the following:

                                                          GMDB
Issue Age                                                Period

20-35                                                   25 years
36-50                                                   to age 60
51-55                                                   10 years
56-59                                                   to age 65

      By meeting this Premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB period.

      There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB Premium requirement is that the sum of all Premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is based on the Primary Insured's Issue Age, sex and Rate Class and includes all rider costs. This rider is only available at the time your Policy is issued. This rider will terminate when the Policy terminates, a request to terminate the rider is received, the GMDB Premium requirement is not met, or the GMDB period ends. This rider is not available for use with the Waiver of Monthly Deduction Rider or the Covered Insured Rider providing coverage for a non-family member. It is not available on substandard issued Policies.

Accelerated Death Benefit Rider

      If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No Premium is charged for this rider. This rider is automatically added to your Policy when it is issued (except for Policies issued as substandard). We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

      You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in your Policy must be at least equal to 50% of the Minimum Specified Amount.

      Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable. You should contact your personal tax or financial adviser for specific information.

      After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the portion of the loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

      The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by an interest charge and a loan repayment amount.

Covered Insured Rider

      The Covered Insured Rider provides level term insurance coverage for up to two persons, between the ages of 20 and 65, one of whom may be a non-family member. A family member is the spouse or child of the Primary Insured. The minimum amount of insurance will be $50,000. The rider has no Accumulation Value or loan value. The amount of the monthly charge will be withdrawn from the Accumulation Value of the Policy and is based upon Issue Age, duration, sex and Rate classification of the covered persons. Coverage under the rider may be converted to a fixed permanent life or endowment policy that will provide coverage beyond the term of the Policy.

      The rider is available at the time the Policy is issued or at a later date with evidence of insurability. The rider will terminate when the Policy terminates, upon the original Policy Maturity Date, on the Policy Anniversary on or next following the 75th birthday of the younger Insured covered under the rider or the first Monthly Anniversary Day that follows your request to cancel the rider.

Term Insurance Rider

      You may elect to purchase additional insurance on the Primary Insured under the Term Insurance Rider. The rider provides term insurance up to an amount not to exceed three times the Policy's Specified Amount. The rider does not provide any Accumulation Value or loan value. The monthly charge for this rider will be withdrawn from the Accumulation Value of the Policy. The amount of coverage under the rider may under certain circumstances be increased or decreased during the term of the rider. The rider will terminate upon the original Maturity Date or upon termination of the Policy.

                             CHARGES AND DEDUCTIONS

GENERAL

      Charges are deducted in connection with the Policy to compensate us for:

      o  our expenses in selling the Policy;

      o  underwriting, issuing and administering the Policy;

      o  premium taxes incurred on Premiums received;

      o  providing the insurance benefits provided for in the Policy; and

      o  assuming certain risks in connection with the Policy.

      Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

      We deduct a Premium Charge from each Premium payment you make. We consider a portion of the Premium Charge a sales load. The sales load portion is 3.5% of Premiums paid during the first ten (10) Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first ten (10) Policy Years. The Premium Charge is as follows:

Policy Years 1-10:                             5.5% of all Premiums

Policy Years 11 and thereafter:                4.0% of all Premiums

PERIODIC CHARGES

Monthly Deduction

      The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

            1. the Cost of Insurance for the following Policy Month; plus

            2. the Monthly Rider Charges for the following Policy Month, if any;
               plus

            3. the monthly Policy Charge for the following Policy Month; plus

            4. the Risk Charge.

      Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the net amount at risk). The net amount at risk depends upon:

      o  the amount of the Death Benefit on the Monthly Anniversary Day,

      o  the monthly discount factor of 1.0032737, and

      o  the Accumulation Value on the Monthly Anniversary Day.

      We then determine the cost of insurance charge by multiplying the net amount at risk by the applicable cost of insurance rate.

      The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

      o  the Specified Amount,

      o  Issue Age of the Primary Insured,

      o  sex of the Primary Insured,

      o  Rate Class of the Primary Insured, and

      o  the Policy Year.

      Generally, we use a cost of insurance rate that is less than the maximum rate.

      We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table).

      If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon the Primary Insured's substandard rating as determined during our Underwriting Process.

      We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.

      Risk Charge. We assess a Risk Charge that is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

Per Policy Month for Policy Years 1-10:               .80%, on an annual basis, of the
                                                      Accumulation Value in the Separate Account.


Per Policy Month for Policy Years 11 and later:       .40%, on an annual basis, of the
                                                      Accumulation Value in the Separate Account.


     Policy Charge. We assess a Policy Charge that is deducted each Monthly Anniversary Day. The Policy Charge is:

Per Policy Month for Policy Year 1:                   $25


Per Policy Month for Policy Years 2 and later:        Currently, $5.00. This charge is not
                                                      guaranteed and may be increased but it will
                                                      not exceed $10 per month.

      Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options. See the Fee Table in this prospectus and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

      Monthly Rider Charges. We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

      If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy.

      o  Covered Insured Rider

      o Waiver of Planned Premiums During Total Disability of Primary Insured Rider

      o  Term Insurance Rider

      We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and the Waiver of Surrender Charges Rider.

TRANSACTION CHARGES

Surrender Charge

      Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount; for partial surrenders, for any amount that Specified Amount is reduced; or for a requested decrease in Specified Amount before the 10th Policy Anniversary, or within 10 years after an increase in Specified Amount, a Surrender Charge may be deducted.

      The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year ten. We have provided the table below which shows the maximum initial Surrender Charge per $1,000 for all of the Ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some Ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.

                  Maximum Initial Surrender Charges Per $1,000


                                                                                         Male                      Female

Issue Age                                                                     Non-Tobacco     Tobacco     Non-Tobacco     Tobacco

20-29                                                                          $      8.10   $     9.18    $      7.20   $     8.10

30-39                                                                                12.43        14.78          10.92        12.43

40-49                                                                                19.32        23.87          16.28        18.91

50-59                                                                                29.52        35.07          23.52        28.11

60-69                                                                                41.64        44.56          32.49        38.00

70-80                                                                                41.94        42.29          35.97        39.41

      The charge is not affected by special Rate Classes nor by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

      When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

      The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

      We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduces our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

     Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Waiver of Surrender Charges

      After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

            Free Partial Surrender Amount. Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

            Confinement. The Surrender Charge will not apply if:

(1) you are confined in a long term care facility, skilled or intermediate nursing facility or hospital;

(2)  you have been so confined for at least 90 consecutive days;

(3) a physician certifies that confinement is required because of sickness or injury; and

(4)  you were not so confined on the Policy Date.

     Proof of confinement will be required in a form satisfactory to us.

            Total Disability.    The Surrender Charge will not apply if:

(1) you are totally disabled;

(2) you have been so disabled for at least 90 days;

(3) a physician certifies that you are totally disabled; and

(4) you were not so disabled on the Policy Date.

            Proof of disability will be required in a form satisfactory to us.

            Involuntary Unemployment.    The Surrender Charge will not apply if:

(1) you were employed on a full time basis (working at least 17 hours per week) on the Policy Date;

(2) your employment was terminated by your employer;

(3) you remain unemployed for at least 90 days; and

(4) you certify in writing at the time you make your surrender request that you are still unemployed.

            Divorce. The Surrender Charge will not apply if:

(1) you were married on the Policy Date;

(2) subsequent to the Policy Date a divorce proceeding is filed; and

(3) you certify in writing at the time you make your surrender request that you are now divorced.

      We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if you make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

      Not all options may be available in all states.

      Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Transfer Fee

      You can make 12 free transfers every Policy Year. If you make more than 12 transfers a year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

      If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

      We do not currently assess any charge for income taxes that we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                               INVESTMENT OPTIONS

      When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

      You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

      Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

      We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisers, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisers, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages differ; some Investment Options, investment advisers, distributors and/or affiliates pay us a greater percentage than others.

      The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

      An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

      You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS(1)

      Advisor:  A I M Advisors, Inc.
             AIM V.I. High Yield Fund (Series I Shares)(2)

         Advisor:  A I M Advisors, Inc.

         Sub-Advisor:  INVESCO Institutional (N.A.), Inc.
            INVESCO VIF - Core Equity Fund (Series I Shares)(2)

(1) Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.

(2) Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc. Prior to April 30, 2004, INVESCO Funds Group, Inc. was the investment advisor to the Fund.

THE ALGER AMERICAN FUND (CLASS O SHARES)

      Advisor: Fred Alger Management, Inc.
            Alger American Growth Portfolio
            Alger American Leveraged AllCap Portfolio
            Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      Advisor: American Century Investment Management, Inc.
            VP Income & Growth
            VP Value

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

      Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
          Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

      Advisor: The Dreyfus Corporation
            Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

INVESTORS MARK SERIES FUND, INC.

      Advisor: Investors Mark Advisor, LLC

      Sub-Advisor: Standish Mellon Asset Management Company LLC

            Intermediate Fixed Income Portfolio
            Money Market Portfolio
            Global Fixed Income Portfolio


          Sub-Advisor:  The Boston Company Asset Management, LLC (prior to
              July 1, 2003, Standish Mellon Asset Management Company LLC was the Sub-Advisor)

             Mid Cap Equity Portfolio

      Sub-Advisor: Columbia Management Advisors, Inc.

            Small Cap Equity Portfolio
            Large Cap Growth Portfolio

      Sub-Advisor: David L. Babson & Company Inc.
            Large Cap Value Portfolio

      Sub-Advisor: Lord Abbett & Co. LLC
            Growth & Income Portfolio

      Sub-Advisor: Kornitzer Capital Management, Inc.
            Balanced Portfolio

JANUS ASPEN SERIES (Institutional Shares)

      Advisor: Janus Capital Management LLC
            Janus Aspen Series International Growth Portfolio


LAZARD RETIREMENT SERIES, INC.

      Advisor: Lazard Asset Management, LLC
            Lazard Retirement Small Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP") (Service Class 2)

      Advisor: Fidelity Management & Research Company
            Fidelity VIP Overseas Portfolio
            Fidelity VIP Growth Portfolio
            Fidelity VIP Contrafund(R) Portfolio



      Adding, Deleting, or Substituting Investment Options. We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

      If an Investment Option is eliminated, we will ask you to reallocate any amount in the eliminated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

      Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

      If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

      The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

      We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

      Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

      The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

      We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                    TRANSFERS

      You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

            1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

            2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

            3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

            4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

            5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

            6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

            7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

            o     a requirement of a minimum time period between each transfer;

            o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

            o limiting the dollar amount that may be transferred by an Owner at any one time.

      Market Timing/Short-Term Trading. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an adviser's or sub-adviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). If BMA becomes aware of potentially harmful transfer activity, restrictions may be imposed by BMA on transfers. BMA reserves the right to take actions to restrict transfers including, but not limited to:

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

     - restricting transfers into and out of certain investment options.

     In addition, transfer privileges also may be subject to restrictions and/or fees that may be imposed by the underlying Funds. Further, BMA reserves the right to defer the transfer privilege at any time when it is unable to purchase or redeem shares of the underlying Funds. For more information, including any applicable short-term trading policies, please see the fund prospectuses.

     We cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

      Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. BMA reserves the right to modify or terminate telephone transfers.

Dollar Cost Averaging

      The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

      The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, whichever program you selected. All dollar cost averaging transfers will be made on the 15th day of the month unless otherwise designated, except the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

      If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

         We make available to the broker-dealers who sell our Policies materials which they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

      Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our asset rebalancing option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the asset rebalancing option. The minimum period to participate in this program is (six) 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

      If you participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the asset rebalancing option.

Asset Rebalancing Example:

      Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

Asset Allocation Option

      We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

      We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

      Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

      If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.


                              ACCESS TO YOUR MONEY

Loans

      We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months.

      The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

      Any Indebtedness will be deducted from any amount payable under the Policy.

      No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

      Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

      Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

            (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

            (b) any existing Indebtedness;

            (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and

            (d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.

      Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

      If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

      Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4% for Policy Years 1-10. For Policy Years 11 and later, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

      Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

      Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

      Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI--"Federal Tax Status--Tax Treatment of Loans and Surrenders.")

Surrenders

      Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

      Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

                  1. A partial surrender must be for at least $250.

                  2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

                  3. You cannot replace the surrendered Cash Surrender Value.
            Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

                  4. Upon a partial surrender, the Specified Amount may be
            reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page ____ exceeds the Specified Amount.)

                  5. You can make a partial surrender twice each Policy Year.
            The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

                  6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                               FEDERAL TAX MATTERS

      Note: BMA has prepared the following information on federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the Statement of Additional Information (SAI).

Life Insurance in General

      Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

      Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

      You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the policy during the first seven contract years. A reduction in the Death Benefit during the first seven years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

      If your Policy is a Modified Endowment Contract (MEC) any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within two (2) years before it becomes a MEC will be treated as distributions from a MEC.

      The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

            (1) paid on or after the taxpayer reaches age 59 1/2;

            (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

            (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

      If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See "Federal Tax Status" in the SAI for more details.)

Diversification and Owner Control

      The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

      Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of BMA and the manager of the underlying investments, no arrangement may exist between a Policy owner and BMA regarding specific investments or investment objectives for the underlying investments and a Policy owner may not communicate with the underlying investment manager or BMA regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment options.

      Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

      Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

      Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

                                STATE VARIATIONS

      Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                   DISTRIBUTOR

     Tamarack Distributors Inc. (prior to March 29, 2004, known as Jones & Babson, Inc.), 100 South Fifth Street, Suite 2300, Minneapolis, MN acts as the distributor of the Policies. The offering is on a continuous basis. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and is an affiliate of BMA.

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also NASD registered representatives. We pay sales commissions for the sale of the Policies. (See the SAI for further information on commissions.) Commissions payable to registered representatives of a broker-dealer having a selling agreement with Tamarack Distributors Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealer on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, Tamarack Distributors Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

      BMA may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.


                                LEGAL PROCEEDINGS

      There are no material pending legal proceedings, other than ordinary routine litigation incidental to BMA's business, to which the Separate Account, Tamarack Distributors Inc. (the principal underwriter) or BMA is a party.

                              FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.


                                       A-2
                                   APPENDIX A

                                    GLOSSARY

      Age: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

      Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

      Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

      BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

      Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

      Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

      Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

      Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

      General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

      Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

      Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

      Initial Specified Amount: The amount of coverage selected by you at the time of application and that will be used to determine the Death Benefit.

      Investment Option(s): Those Investment Options available through the Separate Account.

      Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

      Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living.

      Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $100,000.

      Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

      Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

      Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

      Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

      Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

      Policy Date: The date by which Policy months, years and anniversaries are measured.

      Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

      Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

      Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

      Primary Insured: The person whose life is insured under the Policy.

      Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

      Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

      Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified
Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

      Underwriting Process: The Underwriting Process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.


                                       B-6
                                   APPENDIX B

                               INVESTMENT OPTIONS

      The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.


INVESTORS MARK SERIES FUND, INC.

      Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Advisor), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Advisor has engaged sub-advisors to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

      Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

            Intermediate Fixed Income Portfolio

                  The goal of this Portfolio is to seek a high level of current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.


            Money Market Portfolio

                  The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

                  Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the Policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

            Global Fixed Income Portfolio

                  The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

The Boston Company Asset Management, LLC is the Sub-Advisor to the following Portfolio (prior to July 1, 2003, Standish Mellon Asset Management Company LLC was the Sub-Advisor):

            Mid Cap Equity Portfolio

                  The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity securities of mid capitalization companies. During normal conditions, the Portfolio will invest at least 80% of its assets in securities issued by mid capitalization companies. Mid capitalization companies are those companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of approximately 400 companies with mid-market capitalizations relative to the market capitalizations of other U.S. companies. The S&P Mid-Cap 400 Index is reconstituted periodically to reflect changes in the marketplace.


      Columbia  Management  Advisors,  Inc. is the  Sub-Advisor to the following
Portfolios:

            Small Cap Equity Portfolio

                 The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($___ billion as of December 31, 2003). The Portfolio's Sub-Advisor seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

            Large Cap Growth Portfolio

               The goal of this Portfolio is long-term capital appreciation. The
            Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Advisor will focus on companies that it believes have long-term appreciation possibilities.


     David  L.  Babson  &  Company  Inc.  is the  Sub-Advisor to the following
Portfolio:

            Large Cap Value Portfolio

                  The goal of this Portfolio is long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal conditions, the Portfolio invests at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets.

      Lord Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

            Growth & Income Portfolio

                  This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will primarily invest in equity securities of large, seasoned U.S. and multinational companies, of at least $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued. This market capitalization may vary in response to changes in the market.

      Kornitzer  Capital  Management,  Inc. is the  Sub-Advisor to the following
Portfolio:

            Balanced Portfolio

                  The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income securities and a minimum of 25% of its total net assets in equity securities.

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

      Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser. The following investment option is available under the Policy:

            Janus Aspen Series International Growth Portfolio

                  The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


THE ALGER AMERICAN FUND (Class O Shares)

      The Alger  American Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  advisor.  The  following
Investment Options are available under the Policy:

            Alger American Growth Portfolio

                  This Portfolio seeks long-term capital appreciation. It
            focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

            Alger American Leveraged AllCap Portfolio

                  This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

            Alger American MidCap Growth Portfolio

                  This Portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having market capitalization within the range of companies in the Russell Midcap Growth Index and S&P MidCap 400 Index.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

            VP Income & Growth


The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

            VP Value

                  This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

      The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

      The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

      The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. The following Investment Option is available under the Policy:

            Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

                  This Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks.

VARIABLE INSURANCE PRODUCTS FUND

      The Variable Insurance Products are managed by Fidelity Management & Research Company. The following Investment Options are available under the
Policy:

            Fidelity VIP Overseas Portfolio

                  This Portfolio seeks long-term growth of capital by investing at least 80% of its total assets in non-U.S. securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

            Fidelity VIP Growth Portfolio

                  This Portfolio seeks to achieve capital appreciation by
            investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

            Fidelity VIP Contrafund Portfolio

                  This Portfolio seeks long-term capital appreciation by
            investing primarily in common stocks of companies whose value the Adviser believes are not fully recognized by the public.


AIM VARIABLE INSURANCE FUNDS(1)

      AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. INVESCO Institutional
(N.A.), Inc. is the subadvisor to the INVESCO VIF - Core Equity Fund. The following Investment Options are available under the Policy:


             AIM V. I. High Yield Fund (Series I Shares)(2)

                   The Fund seeks to achieve a high level of current income. The
            Fund normally invests at least 80% of its net assets in noninvestment grade debt securities, i.e. "junk bonds" and preferred stocks.

            INVESCO VIF-Core Equity Fund (Series I Shares)(2)

                  The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks that the Fund holds will be dividend-paying. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity security that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government corporate bonds that are rated investment grade or better.

(1) Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.

(2) Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc. Prior to April 30, 2004, INVESCO Funds Group, Inc. was the investment advisor to the Fund.

LAZARD RETIREMENT SERIES, INC.

      Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

            Lazard Retirement Small Cap Portfolio

                  This Portfolio seeks long-term capital appreciation. It
            invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

                                       C-1
                                   APPENDIX C

                      POLICIES ISSUED PRIOR TO MAY 1, 2003

      Certain riders were available with Policies issued prior to May 1, 2003. Following is a brief description of the riders. You should consult the riders for the terms and conditions. The charges assessed for these riders are found in the Fee Table under "Discontinued Optional Rider Charges."

      Waiver of Monthly Deduction Rider. This rider provides for all Monthly Deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing six (6) months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent Monthly Deductions, excluding the Risk Charge, are waived as long as total disability continues.

      Accidental Death of Primary Insured Rider. This rider provides for the payment of a Death Benefit upon the accidental death of the Primary Insured. The benefit amount will be paid in addition to any other amount payable upon the Primary Insured's death. This rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday or when the Policy terminates.

      Future Purchase Option Rider. This rider provides the option to purchase an additional fixed life insurance or endowment policy on the life of the Primary Insured or to increase the Primary Insured's Specified Amount without evidence of insurability. The option to purchase additional insurance may be exercised at several different ages of the Primary Insured or after the occurrence of specific events. The rider also provides an increase in the Specified Amount under the Policy on certain option dates if the Primary Insured is totally disabled. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 55th birthday or when the Policy terminates.

      Primary Insured Rider. This rider provides for the payment of an additional Death Benefit upon the death of the Primary Insured. Coverage under this rider may be converted to a fixed life insurance or endowment policy or into an increase in the Specified Amount under the Policy. The rider will terminate on the Policy Anniversary nearest the Primary Insured's 75th birthday. The conversion option under this rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

      Children's Term Insurance Rider. Under this rider a Death Benefit will be paid upon the death of a child of the Primary Insured. Coverage is provided for children who are at least 14 days of age and will terminate on the Policy Anniversary nearest each child's 24th birthday. The rider also provides an option, to be exercised during certain periods, to purchase fixed life insurance or an endowment policy on the life of a child. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

---------------------------------------------------------------------------
[Outside Back Cover of Prospectus]

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0l02. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08781.

----------------------------------------------------------------------------


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA



This is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the flexible premium adjustable variable life insurance policy. For a copy of the Prospectus, call or write BMA at: (800) 423-9398, 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

This Statement of Additional Information and the Prospectus are dated April 30, 2004.



                                TABLE OF CONTENTS


                                                                            Page



GENERAL INFORMATION AND HISTORY OF BMA AND THE
SEPARATE ACCOUNT
     BMA
     The Separate Account

ADMINISTRATOR

CUSTODIAN

EXPERTS

LEGAL OPINIONS

ADDITIONAL INFORMATION ABOUT THE POLICIES
     Misstatement of Age or Sex
     Our Right to Contest
     Payment Options
     Extension of Maturity Date
     Net Amount at Risk
     Valuation of Separate Account Assets
     Suspension of Payments or Transfers

SALE OF THE POLICIES

ADDITIONAL INFORMATION ABOUT CHARGES
     Reduction or Elimination of the Surrender Charge

INCREASE IN FACE AMOUNT

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

FEDERAL TAX STATUS

FINANCIAL STATEMENTS


                   GENERAL INFORMATION AND HISTORY OF BMA AND
                              THE SEPARATE ACCOUNT

BMA

Business Men's Assurance Company of America ("BMA" or "us," "ours," "we," "Company"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, BMA became a South Carolina domiciled insurance company. BMA is licensed to do business in the District of Columbia and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina. Prior to May 1, 2003, BMA was a wholly owned subsidiary of Assicurazioni Generali S.p.A.

The Separate Account

BMA established BMA Variable Life Account A, a separate account, on December 1, 1998 under Missouri law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                  ADMINISTRATOR

We have hired Liberty Insurance Services, 2000 Wade Hampton Blvd., Greenville, South Carolina to perform certain administrative services regarding the Policies. Liberty Insurance Services is an affiliate of BMA. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services. Liberty Insurance Services has been compensated for the past three years based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.

                                     EXPERTS

The financial statements of the sub accounts comprising the BMA Variable Life Account A as of and for the year ended December 31, 2003 and the Consolidated Financial Statements of Business Men's Assurance Company of America as of and for the year ended December 31, 2003 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1200 Bank of America Plaza, 7 North Laurens St., Greenville, SC 29601, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion on the BMA Variable Life Account A as of and for the year ended December 31, 2003 and an unqualified opinion with an explanatory paragraph relating to the business combination accounted for as a purchase in 2003 on the Consolidated Financial Statements of Business Men's Assurance Company of America as of and for the year ended December 31, 2003), and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the BMA Variable Life Account A for the two years ended December 31, 2002 and the Consolidated Financial Statements of Business Men's Assurance Company of America as of and for the two years then ended have been audited by PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon their authority of such firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her nearest birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

     (a) for non payment of Premium; and

     (b) the respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, BMA cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

         Option 1 - Life Annuity

         Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments
                    Guaranteed

         Option 3 - Joint and Last Survivor Annuity

         Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly
                    Annuity Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

The Policy provides that BMA will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If BMA received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy.

No rider will be extended past the original Policy Maturity Date.

Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

Loan repayments will be accepted. There is no charge for this rider. See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

         1. the Specified Amount divided by 1.0032737 less the Accumulation Value; and

         2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

         1 the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

         2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. BMA will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C) multiplied by A divided by B, where:

         A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus
                  (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

         B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

         C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

         1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

         2.       trading on the New York Stock Exchange is restricted;

         3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

         4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.


                              SALE OF THE POLICIES

Tamarack Distributors Inc. (prior to March 29, 2004, known as Jones & Babson, Inc.), acts as the distributor of the Policies. The offering is on a continuous basis. Information concerning the distributor and the sale of the Policies is contained in the Prospectus.

We pay sales commissions in connection with the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Tamarack Distributors Inc. was paid aggregate underwriting commissions in the amounts of $595,988, $1,149,483 and $279,915 for the years 2001, 2002,
2003, respectively. Tamarack Distributors Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.


               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

The chart below shows the Effective Annual Rates of Return of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses of the funds). These rates also do not reflect the Risk Charge assessed. The rates also do not reflect deductions from Premiums or Monthly Deductions assessed against the Accumulation Value of the Policy, nor do they reflect the Policy's Transaction Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. See the "Fee Table" in the prospectus for information regarding all charges and deductions.

THE RATES OF RETURN SHOWN ARE NOT INDICATIVE OF FUTURE PERFORMANCE. These rates of return may be considered, however, in assessing the competence and performance of the investment advisers.





RETURNS FOR THE PERIODS ENDED 12/31/03:

                                                                               Portfolio
                                                                               Inception                              10 Years/
Investment Option                                                                 Date        1 Year     5 Years   Since Inception
-----------------                                                                 ----        ------     -------   ---------------
INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income..............................................      11/13/97     5.10%      6.01%        5.95%
     Mid Cap Equity.........................................................      11/13/97    35.59%      8.17%        8.68%
     Money Market...........................................................      11/13/97     0.68%      3.25%        3.59%
     Global Fixed Income....................................................      11/13/97     4.84%      5.03%        5.57%
     Small Cap Equity.......................................................      11/13/97    43.91%      9.04%        3.78%
     Large Cap Growth.......................................................      11/13/97    26.91%     -3.99%        1.36%
     Large Cap Value........................................................      12/02/97    23.59%      3.34%        3.06%
     Growth & Income........................................................      11/12/97    31.83%      6.33%        7.83%
     Balanced...............................................................      11/17/97    36.58%      7.50%        5.03%
JANUS ASPEN SERIES (Institutional Shares)
        Janus Aspen Series International Growth Portfolio(1)................      05/02/94    34.92%      3.38%       10.59%
THE ALGER AMERICAN FUND
        Alger American Growth...............................................      01/09/89    35.16%     -1.86%       10.27%
        Alger American Leveraged AllCap.....................................      01/25/95    34.72%      0.04%       15.76%
        Alger American MidCap Growth........................................      05/03/93    47.79%      6.98%       12.35%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        VP Income & Growth..................................................      10/30/97    29.35%      0.17%        5.35%
        VP Value............................................................      05/01/96    28.96%      8.29%       10.89%
DREYFUS STOCK INDEX FUND, INC...............................................      09/29/89    28.36%     -0.86%       10.69%
DREYFUS VARIABLE INVESTMENT FUND
        Dreyfus VIF Disciplined Stock.......................................      05/01/96    23.53%     -2.25%        7.71%
VARIABLE INSURANCE PRODUCTS FUND, Service Class 2
         Fidelity VIP Overseas Portfolio(2).................................      01/28/87    43.04%      0.60%        5.05%
         Fidelity VIP Growth Portfolio(2)...................................      10/09/86    32.54%     -1.55%       11.51%
         Fidelity VIP Contrafund Portfolio(2)...............................      01/03/95    28.20%      3.25%       13.82%
AIM VARIABLE INSURANCE FUNDS, INC.
         AIM V.I. High Yield(3) ............................................      05/27/94    25.04%      0.25%        5.63%
         INVESCO VIF-Core Equity(3).........................................      08/10/94    22.60%      1.69%       10.57%
LAZARD RETIREMENT SERIES, INC.
        Lazard Retirement Small Cap (4).....................................      11/04/97    37.22%     11.26%        8.22%

(1) Pursuant to an Agreement and Plan of Reorganization, the Berger IPT - International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series (Institutional Shares). On or about March 24, 2003, the assets of the Berger IPT - International Fund were transferred to the Janus Aspen Series International Growth Portfolio. Performance shown above reflects the performance of the Janus Aspen Series International Growth Portfolio. Janus Capital Management LLC is the Janus Aspen Series International Growth Portfolio's adviser.

(2) Service Class 2 shares include an asset-based distribution fee (12b-1 fee.) Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% fee was imposed. Returns prior to that date do not include the effect of the Service Class 2 0.25% 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance.

(3) Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") was the investment advisor to the Fund. Effective April 30, 2004, A I M Advisors, Inc. is the investment advisor to the Fund. Also effective April 30, 2004, INVESCO Institutional (N.A.), Inc. is the sub-advisor to the INVESCO VIF - Core Equity Fund. The performance shown Above relates to a predecessor fund advised by INVESCO.

(4) Performance information shown above reflects the Rule 12b-1 fee which has been in effect since the Portfolio's inception.

THE FIGURES SHOWN IN THIS CHART DO NOT REFLECT ANY CHARGES AT THE SEPARATE ACCOUNT OR THE POLICY LEVEL.


                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under

Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of BMA and the manager of the underlying investments, no arrangement may exist between a contract owner and BMA regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or BMA regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment options.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)  made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient. Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.


                              FINANCIAL STATEMENTS

The statements of net assets of the sub accounts comprising the BMA Variable Life Account A as of December 31, 2003, and the related statements of operations and changes in net assets for the years ended December 31, 2003, December 31, 2002, and December 31, 2001, and the independent auditor's reports with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                          BMA Variable Life Account A

                          Financial Statements as of
                         December 31, 2003 and for the
                 Years Ended December 31, 2003, 2002, and 2001
                       and Independent Auditors' Report

                          BMA VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Independent Auditors' Reports.............................................  F-1
Financial Statements for the Years Ended December 31, 2003, 2002 and 2001:
Statements of Net Assets..................................................  F-3
Statements of Operations and Changes in Net Assets........................  F-5
Notes to Financial Statements............................................. F-29

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and Contract Owners of
BMA Variable Life Account A:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the BMA Variable Life Account A (the "Account") as of December 31, 2003, the related statements of operations and the statements of changes in net assets for the period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the BMA Variable Life Account A as of December 31, 2003, the results in operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Greenville, South Carolina
April 29, 2004

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of BMA Variable Life Account A
    and The Board of Directors of
Business Men's Assurance Company of America

   In our opinion, the accompanying statements of operations and changes in net assets present fairly, in all material respects, the results of operations and changes in net assets of the subaccounts constituting the BMA Variable Life Account A (the Account) for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          /s/  PricewaterhouseCoopers LLP

Kansas City, Missouri
February 28, 2003

                          BMA VARIABLE LIFE ACCOUNT A

                           STATEMENTS OF NET ASSETS

                               December 31, 2003

                                                     Number of   Share             Balance Sheet
                                                    Shares Owned Value     Cost       Amount
                                                    ------------ ------ ---------- -------------
Assets
Investments (Note 1):
   Investors Mark Series Fund, Inc.:
      Balanced.....................................    16,094    $ 9.99 $  138,277  $  160,779
      Growth and Income............................    55,646     13.27    644,635     738,426
      Large Cap Value..............................    12,333     10.46    118,337     128,999
      Small Cap Equity.............................    31,918      9.21    265,637     293,963
      Large Cap Growth.............................    32,149     10.22    416,104     328,561
      Intermediate Fixed Income....................    29,552     10.33    303,340     305,271
      Mid Cap Equity...............................    21,674     13.13    248,125     284,586
      Money Market.................................   580,725      1.00    580,725     580,725
      Global Fixed Income..........................     3,617      9.97     34,788      36,063
   Conseco Series Trust:
      Balanced Portfolio...........................         1     12.35          7           8
      Equity Portfolio.............................     1,564     20.42     33,958      31,927
      Fixed Income Portfolio.......................       157     10.08      1,539       1,582
   The Alger American Fund:
      Growth Portfolio.............................    11,949     33.29    462,197     397,794
      Leveraged AllCap Portfolio...................    15,425     28.09    421,957     433,278
      Mid Cap Growth Portfolio.....................    34,003     18.40    546,047     625,650
      Small Capitalization Portfolio...............       411     17.38     11,190       7,143
   American Century Variable Portfolios, Inc.:
      VP Income and Growth Fund....................   111,232      6.57    694,553     730,797
      VP International Fund........................     3,181      6.43     33,671      20,452
      VP Value Fund................................    45,928      7.79    309,027     357,782
   Dreyfus Socially Responsible Growth Fund, Inc...       519     23.79     17,767      12,343
   Dreyfus Stock Index Fund........................    26,753     28.42    769,125     760,328
   Dreyfus Variable Investment Fund--
      Disciplined Stock Portfolio..................     6,151     19.66    117,670     120,924
   Federated Insurance Series:
      International Equity Fund II.................       198     11.59      3,506       2,297
      Utility Fund II..............................        23      8.44        267         193
   INVESCO Variable Investment Funds:
      VIF--High Yield Fund.........................    12,676      7.93     93,430     100,523
      VIF--Core Equity Fund........................     6,022     17.91     98,010     107,857
   Lazard Retirement Series, Inc.--
      Retirement Small Cap Portfolio...............    38,113     14.71    449,531     560,645
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio..............        43     13.20        564         571
      Partners Portfolio...........................       126     15.40      2,043       1,939
   Strong Opportunity Fund II......................     1,184     18.99     25,184      22,475
   Strong Variable Insurance Funds, Inc.--
      Mid Cap Growth Fund II.......................     2,437     13.73     70,168      33,463
   Van Eck Workwide Insurance Trust:
      Worldwide Emerging Markets Fund..............       196     12.15      2,220       2,386
      Worldwide Hard Assets Fund...................       467     14.87      5,356       6,944
      Worldwide Real Estate Fund...................        11     13.24        113         149
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio..............     9,702     15.50    118,945     150,378
      Fidelity VIP Growth Portfolio................     4,681     30.72    133,150     143,788
   Variable Insurance Products Fund II (VIP II)--
      Fidelity VIP II Contrafund Portfolio.........     9,111     22.93    176,109     208,914
   Janus Aspen Series:
      International Growth Portfolio...............    21,426     23.06    356,259     494,080
      Growth Portfolio.............................        83     19.23      1,269       1,595
      Growth and Income Portfolio..................     2,078     14.15     24,522      29,404
                                                                        ----------  ----------
Total assets.......................................                     $7,729,322  $8,224,982
                                                                        ==========  ==========

                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

                               December 31, 2003

                                                           Number of
                                                             Units               Balance Sheet
                                                          Outstanding    Cost       Amount
                                                          ----------- ---------- -------------
Net assets are represented by (Note 3):
   Accumulation units:
      Investors Mark Series Fund, Inc.:
         Balanced........................................   11,478    $  138,277  $  160,779
         Growth and Income...............................   52,638       644,635     738,426
         Large Cap Value.................................   10,927       118,337     128,999
         Small Cap Equity................................   17,747       265,637     293,963
         Large Cap Growth................................   36,465       416,104     328,561
         Intermediate Fixed Income.......................   22,763       303,340     305,271
         Mid Cap Equity..................................   18,040       248,125     284,586
         Money Market....................................   49,548       580,725     580,725
         Global Fixed Income.............................    2,813        34,788      36,063
      Conseco Series Trust:
         Balanced Portfolio..............................        1             7           8
         Equity Portfolio................................    1,747        33,958      31,927
         Fixed Income Portfolio..........................      116         1,539       1,582
      The Alger American Fund:
         Growth Portfolio................................   38,967       462,197     397,794
         Leveraged AllCap Portfolio......................   37,135       421,957     433,278
         Mid Cap Growth Portfolio........................   39,670       546,047     625,650
         Small Capitalization Portfolio..................      820        11,190       7,143
      American Century Variable Portfolios, Inc.:
         VP Income and Growth Fund.......................   68,385       694,553     730,797
         VP International Fund...........................    2,025        33,671      20,452
         VP Value Fund...................................   24,132       309,027     357,782
      Dreyfus Socially Responsible Growth Fund, Inc......    1,426        17,767      12,343
      Dreyfus Stock Index Fund...........................   75,063       769,125     760,328
      Dreyfus Variable Investment Fund--
         Disciplined Stock Portfolio.....................   12,637       117,670     120,924
      Federated Insurance Series:
         International Equity Fund II....................      206         3,506       2,297
         Utility Fund II.................................       25           267         193
      INVESCO Variable Investment Funds:
         VIF--High Yield Fund............................   10,009        93,430     100,523
         VIF--Core Equity Fund...........................    9,600        98,010     107,857
      Lazard Retirement Series, Inc.--
         Retirement Small Cap Portfolio..................   32,318       449,531     560,645
      Neuberger & Berman Advisors Management Trust:
         Limited Maturity Bond Portfolio.................       45           564         571
         Partners Portfolio..............................      176         2,043       1,939
      Strong Opportunity Fund II.........................    1,547        25,184      22,475
      Strong Variable Insurance Funds, Inc.--
         Mid Cap Growth Fund II..........................    3,159        70,168      33,463
      Van Eck Worldwide Insurance Trust:
         Worldwide Emerging Markets Fund.................      138         2,220       2,386
         Worldwide Hard Assets Fund......................      418         5,356       6,944
         Worldwide Real Estate Fund......................        9           113         149
      Variable Insurance Products Fund (VIP):
         Fidelity VIP Overseas Portfolio.................   19,713       118,945     150,378
         Fidelity VIP Growth Portfolio...................   22,632       133,150     143,788
      Variable Insurance Products Fund II (VIP II)--
         Fidelity VIP II Contrafund Portfolio............   22,129       176,109     208,914
      Janus Aspen Series:
         International Growth Portfolio..................   33,849       356,259     494,080
         Growth Portfolio................................      123         1,269       1,595
         Growth and Income Portfolio.....................    2,371        24,522      29,404
                                                                      ----------  ----------
Net assets...............................................             $7,729,322  $8,224,982
                                                                      ==========  ==========

                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2003

                                                                Investors Mark Series Fund, Inc.
                                            -----------------------------------------------------------------------
                                                       Growth     Large    Small     Large    Intermediate   Mid
                                                        and        Cap      Cap       Cap        Fixed       Cap
                                            Balanced   Income     Value    Equity    Growth      Income     Equity
                                            --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income................ $  3,176  $  5,181  $  1,416  $     --  $    269    $ 12,026   $    371
Net realized and unrealized gain on
 investments:
   Net realized gain (loss) on investment
    transactions...........................      886    (5,560)   (1,131)   (6,654)  (15,504)      1,835        (57)
   Capital gain distributions..............    8,272        --        --        --        --         793     11,877
   Increase (decrease) in unrealized
    appreciation on investments............   30,912   171,733    23,406    87,182    81,144      (1,765)    62,469
                                            --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain on
 investments...............................   40,070   166,173    22,275    80,528    65,640         863     74,289
                                            --------  --------  --------  --------  --------    --------   --------
Increase in net assets resulting from
 operations................................   43,246   171,354    23,691    80,528    65,909      12,889     74,660
Capital share transactions:
   Deposits................................   28,873   133,214    31,612    63,339    65,640      77,277     51,582
   Surrenders and death benefits...........  (10,347)  (17,575)   (6,726)   (4,111)   (4,909)     (4,736)   (11,374)
   Cost of insurance.......................  (15,517)  (53,752)  (11,546)  (15,568)  (27,159)    (22,521)   (25,034)
   Contract charges........................   (1,124)   (4,523)     (842)   (1,706)   (2,170)     (1,930)    (1,867)
   Policy charges..........................   (1,129)   (3,155)   (1,366)   (1,182)   (1,644)     (2,007)    (1,679)
   Transfers between subaccounts--
    including fixed interest subaccount....   (1,126)   56,146     2,783     8,598       755      32,047      7,240
                                            --------  --------  --------  --------  --------    --------   --------
(Decrease) increase in net assets resulting
 from capital share transactions...........     (370)  110,355    13,915    49,370    30,513      78,130     18,868
                                            --------  --------  --------  --------  --------    --------   --------
Increase in net assets.....................   42,876   281,709    37,606   129,898    96,422      91,019     93,528
Net assets at beginning of year............  117,903   456,717    91,393   164,065   232,139     214,252    191,058
                                            --------  --------  --------  --------  --------    --------   --------
      Net assets at end of year............ $160,779  $738,426  $128,999  $293,963  $328,561    $305,271   $284,586
                                            ========  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                 Investors Mark       Berger Institutional Products Trust
                                                                Series Fund, Inc.                 (Berger IPT)
                                                               ------------------  -----------------------------------------
                                                                                             Large      Small
                                                                           Global             Cap      Company
                                                                 Money     Fixed    Growth   Growth    Growth   International
                                                                 Market    Income    Fund     Fund      Fund        Fund
                                                               ---------  -------  -------  --------  --------  -------------
Net investment income--
   Ordinary dividend income................................... $   4,314  $    --  $     1  $     22  $     --    $   4,468
Net realized and unrealized (loss) gain on investments:
   Net realized gain (loss) on investment transactions........        --      430   (2,185)  (34,010)  (17,978)    (241,614)
   Capital gain distributions.................................        --       --       --        --        --           --
   (Decrease) increase in unrealized appreciation on
    investments...............................................      (476)     930    2,230    35,031    17,007      189,114
                                                               ---------  -------  -------  --------  --------    ---------
Net realized and unrealized (loss) gain on investments........      (476)   1,360       45     1,021      (971)     (52,500)
                                                               ---------  -------  -------  --------  --------    ---------
Increase (decrease) in net assets resulting from operations...     3,838    1,360       46     1,043      (971)     (48,032)
Capital share transactions:
   Deposits...................................................   521,487   14,756       --        --        --       38,937
   Surrenders and death benefits..............................   (43,460)  (2,339)      --      (179)      (10)      (8,124)
   Cost of insurance..........................................  (111,342)  (5,217)     (36)     (512)     (330)      (8,580)
   Contract charges...........................................    (5,588)    (237)      (2)      (47)      (22)        (584)
   Policy charges.............................................    (8,426)    (206)      (3)      (19)      (11)        (532)
   Transfers between subaccounts--including fixed interest
    subaccount................................................  (397,053)     885   (1,384)  (26,209)  (12,232)    (305,168)
                                                               ---------  -------  -------  --------  --------    ---------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................   (44,382)   7,642   (1,425)  (26,966)  (12,605)    (284,051)
                                                               ---------  -------  -------  --------  --------    ---------
(Decrease) increase in net assets.............................   (40,544)   9,002   (1,379)  (25,923)  (13,576)    (332,083)
Net assets at beginning of year...............................   621,269   27,061    1,379    25,923    13,576      332,083
                                                               ---------  -------  -------  --------  --------    ---------
      Net assets at end of year............................... $ 580,725  $36,063  $    --  $     --  $     --    $      --
                                                               =========  =======  =======  ========  ========    =========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                   Conseco Series Trust      The Alger American Fund
                                                               ----------------------------  ----------------------
                                                                                     Fixed               Leveraged
                                                               Balanced   Equity    Income    Growth      AllCap
                                                               Portfolio Portfolio Portfolio Portfolio   Portfolio
                                                               --------- --------- --------- ---------   ---------
Net investment income--
   Ordinary dividend income...................................  $    --   $    71   $   74   $     --    $     --
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions........   (2,747)     (988)       2    (22,417)    (27,897)
   Capital gain distributions.................................       --        --       --         --          --
   Increase in unrealized appreciation on investments.........    2,911     9,829       66    121,335     134,933
                                                                -------   -------   ------   --------    --------
Net realized and unrealized gain on investments...............      164     8,841       68     98,918     107,036
                                                                -------   -------   ------   --------    --------
Increase in net assets resulting from operations..............      164     8,912      142     98,918     107,036
Capital share transactions:
   Deposits...................................................       --        --       --     87,610     103,164
   Surrenders and death benefits..............................       --      (241)     (10)   (17,106)    (10,397)
   Cost of insurance..........................................     (219)   (2,623)    (109)   (38,589)    (41,317)
   Contract charges...........................................      (15)     (220)     (13)    (2,622)     (2,854)
   Policy charges.............................................       (3)      (93)     (10)    (2,258)     (2,511)
   Transfers between subaccounts--including fixed interest
    subaccount................................................   (7,102)    1,248       10      6,780      41,680
                                                                -------   -------   ------   --------    --------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................   (7,339)   (1,929)    (132)    33,815      87,765
                                                                -------   -------   ------   --------    --------
(Decrease) increase in net assets.............................   (7,175)    6,983       10    132,733     194,801
Net assets at beginning of year...............................    7,183    24,944    1,572    265,061     238,477
                                                                -------   -------   ------   --------    --------
      Net assets at end of year...............................  $     8   $31,927   $1,582   $397,794    $433,278
                                                                =======   =======   ======   ========    ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                    The Alger American        American Century Variable
                                                           Fund                   Portfolios, Inc.
                                                 -----------------------  --------------------------------
                                                                             VP                               Dreyfus
                                                                           Income                            Socially    Dreyfus
                                                  Mid Cap      Small        and          VP          VP     Responsible   Stock
                                                  Growth   Capitalization  Growth   International   Value     Growth      Index
                                                 Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                                 --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income..................... $     --      $   --     $  7,367     $   131    $  2,899    $    12   $  9,024
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment
    transactions................................  (39,628)       (943)     (11,413)     (1,589)      4,974     (1,782)   (27,299)
   Capital gain distributions...................       --          --           --          --          --         --         --
   Increase in unrealized appreciation on
    investments.................................  219,227       3,176      161,866       5,531      68,070      4,500    173,085
                                                 --------      ------     --------     -------    --------    -------   --------
Net realized and unrealized gain on
 investments....................................  179,599       2,233      150,453       3,942      73,044      2,718    145,786
                                                 --------      ------     --------     -------    --------    -------   --------
Increase in net assets resulting from
 operations.....................................  179,599       2,233      157,820       4,073      75,943      2,730    154,810
Capital share transactions:
   Deposits.....................................  129,864          --      105,686         945      77,572         --    158,555
   Surrenders and death benefits................  (14,687)        (26)      (4,658)        (41)    (21,261)      (780)   (16,071)
   Cost of insurance............................  (49,176)       (563)     (47,846)     (1,428)    (43,410)    (1,379)   (63,966)
   Contract charges.............................   (3,614)        (50)      (4,588)       (142)     (2,292)       (93)    (4,694)
   Policy charges...............................   (2,664)        (26)      (2,372)        (41)     (2,693)      (120)    (3,860)
   Transfers between subaccounts--including
    fixed interest subaccount...................   63,986         181       25,105          43      28,403        118     84,703
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  123,709        (484)      71,327        (664)     36,319     (2,254)   154,667
                                                 --------      ------     --------     -------    --------    -------   --------
Increase in net assets..........................  303,308       1,749      229,147       3,409     112,262        476    309,477
Net assets at beginning of year.................  322,342       5,394      501,650      17,043     245,520     11,867    450,851
                                                 --------      ------     --------     -------    --------    -------   --------
      Net assets at end of year................. $625,650      $7,143     $730,797     $20,452    $357,782    $12,343   $760,328
                                                 ========      ======     ========     =======    ========    =======   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                               Dreyfus Variable       Federated        INVESCO Variable
                                                               Investment Fund    Insurance Series     Investment Funds
                                                               ---------------- --------------------  ------------------
                                                                 Disciplined    International         VIF--High VIF--Core
                                                                    Stock          Equity     Utility   Yield    Equity
                                                                  Portfolio        Fund II    Fund II   Fund      Fund
                                                               ---------------- ------------- ------- --------- ---------
Net investment income--
   Ordinary dividend income...................................     $    919        $   --      $ 15   $  5,214  $  1,142
Net realized and unrealized gain on investments:
   Net realized loss on investment transactions...............       (3,839)         (649)      (77)    (2,433)   (2,943)
   Capital gain distributions.................................           --            --        --         --        --
   Increase in unrealized appreciation on investments.........       24,690         1,282       101     12,807    20,250
                                                                   --------        ------      ----   --------  --------
Net realized and unrealized gain on investments...............       20,851           633        24     10,374    17,307
                                                                   --------        ------      ----   --------  --------
Increase in net assets resulting from operations..............       21,770           633        39     15,588    18,449
Capital share transactions:
   Deposits...................................................       21,677            --        --     26,330    45,441
   Surrenders and death benefits..............................       (1,372)         (270)       (7)    (1,098)   (7,896)
   Cost of insurance..........................................       (7,949)         (386)      (38)    (9,274)  (16,977)
   Contract charges...........................................         (805)          (17)       (2)      (571)     (705)
   Policy charges.............................................         (478)          (29)       (6)      (725)     (955)
   Transfers between subaccounts--including fixed interest
    subaccount................................................         (157)           28       (43)    27,404     1,215
                                                                   --------        ------      ----   --------  --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       10,916          (674)      (96)    42,066    20,123
                                                                   --------        ------      ----   --------  --------
Increase (decrease) in net assets.............................       32,686           (41)      (57)    57,654    38,572
Net assets at beginning of year...............................       88,238         2,338       250     42,869    69,285
                                                                   --------        ------      ----   --------  --------
      Net assets at end of year...............................     $120,924        $2,297      $193   $100,523  $107,857
                                                                   ========        ======      ====   ========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                                                                   Strong
                                                                                 Neuberger & Berman               Variable
                                                               Lazard Retirement Advisors Management              Insurance
                                                                 Series, Inc.           Trust                    Funds, Inc.
                                                               ----------------- ------------------              -----------
                                                                                  Limited
                                                                  Retirement     Maturity              Strong      Mid Cap
                                                                   Small Cap       Bond    Partners  Opportunity   Growth
                                                                   Portfolio     Portfolio Portfolio   Fund II     Fund II
                                                               ----------------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income...................................     $     --        $  17    $   --     $    14     $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........        4,767           27       (26)     (1,327)     (6,316)
   Capital gain distributions.................................           --           --        --          --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................      140,764          (28)      542       7,501      15,464
                                                                   --------        -----    ------     -------     -------
Net realized and unrealized gain (loss) on investments........      145,531           (1)      516       6,174       9,148
                                                                   --------        -----    ------     -------     -------
Increase in net assets resulting from operations..............      145,531           16       516       6,188       9,148
Capital share transactions:
   Deposits...................................................       95,952           --        --       1,134          --
   Surrenders and death benefits..............................      (17,626)         (11)       (9)       (427)       (855)
   Cost of insurance..........................................      (58,091)        (196)      (77)     (1,607)     (3,083)
   Contract charges...........................................       (3,558)          (6)      (14)       (150)       (252)
   Policy charges.............................................       (2,804)          (9)       (9)       (119)       (131)
   Transfers between subaccounts--including fixed
    interest subaccount.......................................       29,807           10         9         123         136
                                                                   --------        -----    ------     -------     -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       43,680         (212)     (100)     (1,046)     (4,185)
                                                                   --------        -----    ------     -------     -------
Increase (decrease) in net assets.............................      189,211         (196)      416       5,142       4,963
Net assets at beginning of year...............................      371,434          767     1,523      17,333      28,500
                                                                   --------        -----    ------     -------     -------
      Net assets at end of year...............................     $560,645        $ 571    $1,939     $22,475     $33,463
                                                                   ========        =====    ======     =======     =======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                                                    Variable Insurance
                                                               Van Eck Worldwide Insurance Trust    Products Fund (VIP)
                                                               --------------------------------  ------------------------
                                                               Worldwide   Worldwide  Worldwide
                                                               Emerging      Hard       Real     Fidelity VIP Fidelity VIP
                                                                Markets     Assets     Estate      Overseas      Growth
                                                                 Fund        Funds      Fund      Portfolio    Portfolio
                                                               ---------   ---------  ---------  ------------ ------------
Net investment income--
   Ordinary dividend income...................................  $    2      $   25      $  3       $    498     $    126
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions........     (78)        (14)        3        (12,079)      (6,733)
   Capital gain distributions.................................      --          --        --             --           --
   Increase in unrealized appreciation on investments.........     959       2,200        34         56,447       40,857
                                                                ------      ------      ----       --------     --------
Net realized and unrealized gain on investments...............     881       2,186        37         44,368       34,124
                                                                ------      ------      ----       --------     --------
Increase in net assets resulting from operations..............     883       2,211        40         44,866       34,250
Capital share transactions:
   Deposits...................................................      --          --        --         46,452       44,077
   Surrenders and death benefits..............................     (16)         (5)       (3)        (6,111)      (8,239)
   Cost of insurance..........................................    (178)       (569)      (24)       (17,520)     (19,651)
   Contract charges...........................................     (16)        (45)       (1)          (915)        (954)
   Policy charges.............................................     (15)         (5)       (4)        (1,665)      (1,432)
   Transfers between subaccounts--including fixed interest
    subaccount................................................     (60)          5         4          3,608        1,140
                                                                ------      ------      ----       --------     --------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................    (285)       (619)      (28)        23,849       14,941
                                                                ------      ------      ----       --------     --------
Increase in net assets........................................     598       1,592        12         68,715       49,191
Net assets at beginning of year...............................   1,788       5,352       137         81,663       94,597
                                                                ------      ------      ----       --------     --------
      Net assets at end of year...............................  $2,386      $6,944      $149       $150,378     $143,788
                                                                ======      ======      ====       ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003


                                                                         Variable
                                                                        Insurance
                                                                         Products
                                                                         Fund II
                                                                         (VIP II)         Janus Aspen Series
                                                                        ---------- --------------------------------
                                                                         Fidelity
                                                                          VIP II   International           Growth &
                                                                        Contrafund    Growth      Growth    Income
                                                                        Portfolio    Portfolio   Portfolio Portfolio
                                                                        ---------- ------------- --------- ---------
Net investment income--
   Ordinary dividend income............................................  $    439    $  4,850     $    1    $   282
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions.................       (97)      4,572         20        155
   Capital gain distributions..........................................        --          --         --         --
   Increase in unrealized appreciation on investments..................    42,091     137,821        327      4,883
                                                                         --------    --------     ------    -------
Net realized and unrealized gain on investments........................    41,994     142,393        347      5,038
                                                                         --------    --------     ------    -------
Increase in net assets resulting from operations.......................    42,433     147,243        348      5,320
Capital share transactions:
   Deposits............................................................    47,198      75,440         --         --
   Surrenders and death benefits.......................................   (10,608)     (2,223)       (11)      (262)
   Cost of insurance...................................................   (21,523)    (29,130)      (122)    (1,634)
   Contract charges....................................................    (1,306)     (2,432)       (10)      (169)
   Policy charges......................................................    (1,342)     (1,477)       (11)       (54)
   Transfers between subaccounts--including fixed interest subaccount..    29,802     306,659      1,401     26,203
                                                                         --------    --------     ------    -------
Increase in net assets resulting from capital share transactions.......    42,221     346,837      1,247     24,084
                                                                         --------    --------     ------    -------
Increase in net assets.................................................    84,654     494,080      1,595     29,404
Net assets at beginning of year........................................   124,260          --         --         --
                                                                         --------    --------     ------    -------
      Net assets at end of year........................................  $208,914    $494,080     $1,595    $29,404
                                                                         ========    ========     ======    =======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                     Investors Mark Series Fund, Inc.
                                                 -----------------------------------------------------------------------
                                                            Growth     Large    Small     Large    Intermediate   Mid
                                                             and        Cap      Cap       Cap        Fixed       Cap
                                                 Balanced   Income     Value    Equity    Growth      Income     Equity
                                                 --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income..................... $  3,162  $  3,310  $    965  $     --  $     --    $  9,396   $    469
Net realized and unrealized (loss) gain on
 investments:
   Net realized (loss) gain on investment
    transactions................................     (491)   (2,847)      291    (6,346)  (34,996)      1,388     (1,611)
   Capital gain distributions...................       --        --        --        --        --          --         --
   (Decrease) increase in unrealized
    appreciation on investments.................   (9,993)  (77,885)  (12,414)  (36,984)  (51,418)      2,755    (27,693)
                                                 --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized (loss) gain on
 investments....................................  (10,484)  (80,732)  (12,123)  (43,330)  (86,414)      4,143    (29,304)
                                                 --------  --------  --------  --------  --------    --------   --------
(Decrease) increase in net assets resulting
 from operations................................   (7,322)  (77,422)  (11,158)  (43,330)  (86,414)     13,539    (28,835)
Capital share transactions:
   Deposits.....................................   25,500    88,758    33,740    62,931    71,162      47,817     48,957
   Surrenders and death benefits................   (2,560)   (6,333)   (2,972)   (5,339)   (4,931)     (4,050)    (3,008)
   Cost of insurance............................   (9,832)  (37,374)   (9,861)  (13,438)  (24,304)    (14,424)   (17,459)
   Contract charges.............................     (646)   (2,798)     (773)   (1,210)   (2,017)     (1,377)    (1,430)
   Policy charges...............................   (1,378)   (4,344)   (1,588)   (1,717)   (1,913)     (2,853)    (1,593)
   Transfers between subaccounts, including
    fixed interest subaccount...................   54,091   210,763   (43,526)   25,736   (47,302)     38,869     (6,032)
                                                 --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   65,175   248,672   (24,980)   66,963    (9,305)     63,982     19,435
                                                 --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets...............   57,853   171,250   (36,138)   23,633   (95,719)     77,521     (9,400)
Net assets at beginning of year.................   60,050   285,467   127,531   140,432   327,858     136,731    200,458
                                                 --------  --------  --------  --------  --------    --------   --------
      Net assets at end of year................. $117,903  $456,717  $ 91,393  $164,065  $232,139    $214,252   $191,058
                                                 ========  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                  Investors Mark
                                                                 Series Fund, Inc.
                                                               --------------------

                                                                             Global
                                                                  Money      Fixed
                                                                  Market     Income
                                                               -----------  -------
Net investment income--
   Ordinary dividend income................................... $     6,956  $   559
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investment transactions...............          --     (139)
   Capital gain distributions.................................          --       --
   Increase (decrease) in unrealized appreciation on
    investments...............................................          --      632
                                                               -----------  -------
Net realized and unrealized gain (loss) on investments........          --      493
                                                               -----------  -------
Increase (decrease) in net assets resulting from operations...       6,956    1,052
Capital share transactions:
   Deposits...................................................   1,860,067   11,444
   Surrenders and death benefits..............................     (72,513)  (1,520)
   Cost of insurance..........................................    (148,250)  (3,050)
   Contract charges...........................................      (6,288)    (113)
   Policy charges.............................................     (17,639)    (362)
   Transfers between subaccounts, including fixed interest
    subaccount................................................  (1,308,493)  14,258
                                                               -----------  -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................     306,884   20,657
                                                               -----------  -------
Increase (decrease) in net assets.............................     313,840   21,709
Net assets at beginning of year...............................     307,429    5,352
                                                               -----------  -------
      Net assets at end of year............................... $   621,269  $27,061
                                                               ===========  =======

                                                               Berger Institutional Products Trust (Berger IPT)
                                                               -----------------------------------------------
                                                                           Large        Small
                                                                            Cap        Company
                                                                Growth     Growth      Growth    International
                                                                 Fund       Fund        Fund         Fund
                                                                -------    --------   --------   -------------
Net investment income--
   Ordinary dividend income................................... $    --    $    434    $     --     $ 12,623
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investment transactions...............    (992)     (5,166)     (3,683)      (7,081)
   Capital gain distributions.................................      --          --          --           --
   Increase (decrease) in unrealized appreciation on
    investments...............................................    (145)     (9,792)     (6,831)     (86,873)
                                                                -------    --------   --------     --------
Net realized and unrealized gain (loss) on investments........  (1,137)    (14,958)    (10,514)     (93,954)
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from operations...  (1,137)    (14,524)    (10,514)     (81,331)
Capital share transactions:
   Deposits...................................................      --          --          --      113,590
   Surrenders and death benefits..............................    (764)     (1,714)     (1,879)      (3,555)
   Cost of insurance..........................................    (244)     (3,297)     (1,691)     (34,454)
   Contract charges...........................................     (15)       (271)       (119)      (2,695)
   Policy charges.............................................     (22)       (123)        (74)      (2,241)
   Transfers between subaccounts, including fixed interest
    subaccount................................................      21         123       5,428       17,982
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (1,024)     (5,282)      1,665       88,627
                                                                -------    --------   --------     --------
Increase (decrease) in net assets.............................  (2,161)    (19,806)     (8,849)       7,296
Net assets at beginning of year...............................   3,540      45,729      22,425      324,787
                                                                -------    --------   --------     --------
      Net assets at end of year............................... $ 1,379    $ 25,923    $ 13,576     $332,083
                                                                =======    ========   ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                                                   The Alger American
                                                                   Conseco Series Trust                   Fund
                                                         ---------------------------------------  -------------------
                                                                               Fixed   Government            Leveraged
                                                         Balanced   Equity    Income   Securities  Growth     AllCap
                                                         Portfolio Portfolio Portfolio Portfolio  Portfolio  Portfolio
                                                         --------- --------- --------- ---------- ---------  ---------
Net investment income--
   Ordinary dividend income.............................  $   291  $     96   $   110   $    12   $     102  $     18
Net realized and unrealized (loss) gain on investments:
   Net realized (loss) gain on investment transactions..   (1,404)   (2,208)       10       (29)    (19,764)  (26,154)
   Capital gain distributions...........................       --        --        14        --          --        --
   (Decrease) increase in unrealized appreciation on
    investments.........................................     (195)   (1,810)      (44)       32     (86,931)  (68,787)
                                                          -------  --------   -------   -------   ---------  --------
Net realized and unrealized (loss) gain on investments..   (1,599)   (4,018)      (20)        3    (106,695)  (94,941)
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets resulting from
 operations.............................................   (1,308)   (3,922)       90        15    (106,593)  (94,923)
Capital share transactions:
   Deposits.............................................       --        --        --        --      67,135    96,873
   Surrenders and death benefits........................   (3,448)   (2,815)   (1,223)   (1,168)    (13,109)  (15,344)
   Cost of insurance....................................   (1,289)   (3,332)     (129)       --     (30,843)  (37,884)
   Contract charges.....................................      (74)     (235)      (13)       --      (2,154)   (1,845)
   Policy charges.......................................      (26)     (143)      (12)       --      (2,698)   (3,267)
   Transfers between subaccounts, including fixed
    interest subaccount.................................      (20)     (223)       64        --      65,436    98,806
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets resulting from capital
 share transactions.....................................   (4,857)   (6,748)   (1,313)   (1,168)     83,767   137,339
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets.......................   (6,165)  (10,670)   (1,223)   (1,153)    (22,826)   42,416
Net assets at beginning of year.........................   13,348    35,614     2,795     1,153     287,887   196,061
                                                          -------  --------   -------   -------   ---------  --------
      Net assets at end of year.........................  $ 7,183  $ 24,944   $ 1,572   $    --   $ 265,061  $238,477
                                                          =======  ========   =======   =======   =========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                               The Alger American        American Century Variable
                                                      Fund                   Portfolios, Inc.
                                            -----------------------  --------------------------------
                                                                        VP                               Dreyfus
                                               Mid                    Income                            Socially    Dreyfus
                                               Cap        Small        and          VP          VP     Responsible   Stock
                                             Growth   Capitalization  Growth   International   Value     Growth      Index
                                            Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                            --------- -------------- --------  ------------- --------  ----------- ---------
Net investment income--
   Ordinary dividend income................ $     --     $    --     $  3,650     $   153    $  1,514   $     32   $   6,187
Net realized and unrealized loss on
 investments:
   Net realized (loss) gain on investment
    transactions...........................  (21,787)     (1,802)      (9,153)     (2,727)        549     (3,498)    (10,436)
   Capital gain distributions..............       --          --           --          --       9,800         --          --
   Decrease in unrealized appreciation on
    investments............................  (76,568)        (98)     (83,044)     (1,839)    (37,538)    (2,254)   (105,699)
                                            --------     -------     --------     -------    --------   --------   ---------
Net realized and unrealized loss on
 investments...............................  (98,355)     (1,900)     (92,197)     (4,566)    (27,189)    (5,752)   (116,135)
                                            --------     -------     --------     -------    --------   --------   ---------
Decrease in net assets resulting from
 operations................................  (98,355)     (1,900)     (88,547)     (4,413)    (25,675)    (5,720)   (109,948)
Capital share transactions:
   Deposits................................   91,048          --       92,441         567      69,473         --     181,418
   Surrenders and death benefits...........   (6,622)       (811)      (5,037)     (1,082)     (5,154)    (2,544)    (14,309)
   Cost of insurance.......................  (34,493)       (656)     (38,428)     (1,410)    (28,042)    (2,542)    (54,818)
   Contract charges........................   (2,329)        (49)      (3,298)       (153)     (1,579)      (132)     (3,526)
   Policy charges..........................   (3,364)        (35)      (2,823)        (46)     (3,191)      (214)     (4,798)
   Transfers between subaccounts,
    including fixed interest
    subaccount.............................  176,760         779      180,398       1,185      94,395       (541)     38,474
                                            --------     -------     --------     -------    --------   --------   ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........  221,000        (772)     223,253        (939)    125,902     (5,973)    142,441
                                            --------     -------     --------     -------    --------   --------   ---------
Increase (decrease) in net assets..........  122,645      (2,672)     134,706      (5,352)    100,227    (11,693)     32,493
Net assets at beginning of year............  199,697       8,066      366,944      22,395     145,294     23,560     418,358
                                            --------     -------     --------     -------    --------   --------   ---------
      Net assets at end of year............ $322,342     $ 5,394     $501,650     $17,043    $245,521   $ 11,867   $ 450,851
                                            ========     =======     ========     =======    ========   ========   =========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                         Dreyfus Variable                                     INVESCO Variable
                                          Investment Fund       Federated Insurance Series    Investment Funds
                                     ------------------------  ----------------------------  ------------------
                                                                High
                                     Disciplined International Income  International Utility VIF--High VIF--Core
                                        Stock        Value      Bond      Equity      Fund     Yield    Equity
                                      Portfolio    Portfolio   Fund II    Fund II      II      Fund      Fund
                                     ----------- ------------- ------- ------------- ------- --------- ---------
Net investment income--
   Ordinary dividend income.........  $    698      $     2     $  93     $    --    $   55   $ 4,605  $  1,193
Net realized and unrealized (loss)
 gain on investments:
   Net realized loss on investment
    transactions....................    (2,389)        (169)     (298)     (1,295)     (396)     (962)   (2,516)
   Capital gain distributions.......        --           --        --          --        --        --        --
   (Decrease) increase in
    unrealized appreciation on
    investments.....................   (14,368)         255       249         505       191    (2,142)   (9,110)
                                      --------      -------     -----     -------    ------   -------  --------
Net realized and unrealized (loss)
 gain on investments................   (16,757)          86       (49)       (790)     (205)   (3,104)  (11,626)
                                      --------      -------     -----     -------    ------   -------  --------
(Decrease) increase in net assets
 resulting from operations..........   (16,059)          88        44        (790)     (150)    1,501   (10,433)
Capital share transactions:
   Deposits.........................    20,875           --        --          --        --    12,449    52,287
   Surrenders and death benefits....    (1,837)      (1,192)     (985)     (1,116)     (773)   (1,487)   (4,223)
   Cost of insurance................    (6,506)          --        --        (469)      (46)   (2,655)  (15,569)
   Contract charges.................      (529)          --        --         (23)       (2)     (188)     (429)
   Policy charges...................      (404)          --        --         (37)       (9)     (450)   (1,439)
   Transfers between subaccounts,
    including fixed interest
    subaccount......................    44,973           (1)       (2)         36         9    24,235    14,557
                                      --------      -------     -----     -------    ------   -------  --------
Increase (decrease) in net assets
 resulting from capital share
 transactions.......................    56,572       (1,193)     (987)     (1,609)     (821)   31,904    45,184
                                      --------      -------     -----     -------    ------   -------  --------
Increase (decrease) in net assets...    40,513       (1,105)     (943)     (2,399)     (971)   33,405    34,751
Net assets at beginning of year.....    47,725        1,105       943       4,737     1,221     9,464    34,534
                                      --------      -------     -----     -------    ------   -------  --------
      Net assets at end of year.....  $ 88,238      $    --     $  --     $ 2,338    $  250   $42,869  $ 69,285
                                      ========      =======     =====     =======    ======   =======  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                                                            Strong
                                                                          Neuberger & Berman               Variable
                                                      Lazard Retirement   Advisors Management              Insurance
                                                        Series, Inc.             Trust                    Funds, Inc.
                                                    --------------------  ------------------              -----------
                                                                           Limited
                                                    Retirement Retirement Maturity              Strong      Mid Cap
                                                      Equity   Small Cap    Bond    Partners  Opportunity   Growth
                                                    Portfolio  Portfolio  Portfolio Portfolio   Fund II     Fund II
                                                    ---------- ---------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income........................  $    --    $     --   $   106   $    15   $     82    $     --
Net realized and unrealized loss on investments:
   Net realized (loss) gain on investment
    transactions...................................     (194)      1,615        20      (143)    (4,043)     (9,640)
   Capital gain distributions......................       --       1,519        --        --        379          --
   Increase (decrease) in unrealized appreciation
    on investments.................................      158     (67,343)      (68)     (394)    (3,408)     (9,504)
                                                     -------    --------   -------   -------   --------    --------
Net realized and unrealized loss on investments....      (36)    (64,209)      (48)     (537)    (7,072)    (19,144)
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets resulting from
 operations........................................      (36)    (64,209)       58      (522)    (6,990)    (19,144)
Capital share transactions:
   Deposits........................................       --      50,287        --        --        680          --
   Surrenders and death benefits...................   (1,010)     (4,243)   (1,206)   (1,067)    (6,021)     (2,080)
   Cost of insurance...............................       --     (35,528)     (311)     (109)    (2,459)     (4,822)
   Contract charges................................       --      (2,643)       (7)      (14)      (179)       (315)
   Policy charges..................................       --      (2,616)      (15)      (13)      (184)       (237)
   Transfers between subaccounts, including fixed
    interest subaccount............................       (1)    194,691        13        12      1,292         226
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets resulting from
 capital share transactions........................   (1,011)    199,948    (1,526)   (1,191)    (6,871)     (7,228)
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets..................   (1,047)    135,739    (1,468)   (1,713)   (13,861)    (26,372)
Net assets at beginning of year....................    1,047     235,695     2,235     3,236     31,194      54,872
                                                     -------    --------   -------   -------   --------    --------
      Net assets at end of year....................  $    --    $371,434   $   767   $ 1,523   $ 17,333    $ 28,500
                                                     =======    ========   =======   =======   ========    ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                           Van Eck Worldwide Insurance Trust
                                                                        --------------------------------------
                                                                                  Worldwide Worldwide Worldwide
                                                                        Worldwide Emerging    Hard      Real
                                                                          Bond     Markets   Assets    Estate
                                                                          Fund      Fund      Fund      Fund
                                                                        --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income............................................   $  --    $     6   $    63   $    43
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment transactions.................    (216)      (480)       (8)      225
   Capital gain distributions..........................................      --         --        --        --
   Increase (decrease) in unrealized appreciation on investments.......     239        588       (50)     (175)
                                                                          -----    -------   -------   -------
Net realized and unrealized gain (loss) on investments.................      23        108       (58)       50
                                                                          -----    -------   -------   -------
Increase in net assets resulting from operations.......................      23        114         5        93
Capital share transactions:
   Deposits............................................................      --         --        --        --
   Surrenders and death benefits.......................................    (923)    (1,346)   (1,352)   (1,348)
   Cost of insurance...................................................      --       (194)     (800)      (45)
   Contract charges....................................................      --        (17)      (48)       (1)
   Policy charges......................................................      --        (18)       (7)       (7)
   Transfers between subaccounts, including fixed interest subaccount..      (1)        19         7         8
                                                                          -----    -------   -------   -------
Decrease in net assets resulting from capital share transactions.......    (924)    (1,556)   (2,200)   (1,393)
                                                                          -----    -------   -------   -------
Decrease in net assets.................................................    (901)    (1,442)   (2,195)   (1,300)
Net assets at beginning of year........................................     901      3,230     7,547     1,437
                                                                          -----    -------   -------   -------
      Net assets at end of year........................................   $  --    $ 1,788   $ 5,352   $   137
                                                                          =====    =======   =======   =======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002


                                                                                                     Variable
                                                                                                     Insurance
                                                                                                     Products
                                                                           Variable Insurance         Fund II
                                                                           Products Fund (VIP)       (VIP II)
                                                                        ------------------------  ---------------
                                                                        Fidelity VIP Fidelity VIP Fidelity VIP II
                                                                          Overseas      Growth      Contrafund
                                                                         Portfolio    Portfolio      Portfolio
                                                                        ------------ ------------ ---------------
Net investment income--
   Ordinary dividend income............................................   $    336     $    103      $    256
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions........................     (5,525)      (4,044)       (1,128)
   Capital gain distributions..........................................         --           --            --
   Decrease in unrealized appreciation on investments..................    (10,024)     (27,417)       (9,106)
                                                                          --------     --------      --------
Net realized and unrealized loss on investments........................    (15,549)     (31,461)      (10,234)
                                                                          --------     --------      --------
Decrease in net assets resulting from operations.......................    (15,213)     (31,358)       (9,978)
Capital share transactions:
   Deposits............................................................     22,510       57,622        28,657
   Surrenders and death benefits.......................................     (2,115)      (3,404)       (1,893)
   Cost of insurance...................................................     (9,926)     (17,561)      (12,307)
   Contract charges....................................................       (544)        (710)         (641)
   Policy charges......................................................     (1,659)      (1,861)       (1,473)
   Transfers between subaccounts, including fixed interest subaccount..     48,609       16,515        93,554
                                                                          --------     --------      --------
Increase in net assets resulting from capital share transactions.......     56,875       50,601       105,897
                                                                          --------     --------      --------
Increase in net assets.................................................     41,662       19,243        95,919
Net assets at beginning of year........................................     40,001       75,354        28,341
                                                                          --------     --------      --------
      Net assets at end of year........................................   $ 81,663     $ 94,597      $124,260
                                                                          ========     ========      ========

                          BMA VARIABLE LIFE ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2001

                                                                          Investors Mark Series Fund, Inc.
                                                       ----------------------------------------------------------------------
                                                                 Growth     Large    Small     Large    Intermediate   Mid
                                                                  and        Cap      Cap       Cap        Fixed       Cap
                                                       Balanced  Income     Value    Equity    Growth      Income     Equity
                                                       -------- --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income........................... $ 1,759  $  1,482  $  1,458  $     --  $     --    $  5,761   $    456
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions......................................       5       346      (350)   (1,941)   (4,432)        328         79
   Capital gain distributions.........................      --    14,653        --       334        --          --      4,710
   Increase (decrease) in unrealized appreciation on
    investments.......................................   1,617   (23,098)   (1,939)   (2,836)  (87,950)       (954)    (5,471)
                                                       -------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain (loss) on
 investments..........................................   1,622    (8,099)   (2,289)   (4,443)  (92,382)       (626)      (682)
                                                       -------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 operations...........................................   3,381    (6,617)     (831)   (4,443)  (92,382)      5,135       (226)
Capital share transactions:
   Deposits...........................................   9,276    59,600    31,951    58,188    88,560      16,159     49,919
   Surrenders and death benefits......................      --       100        --        --      (794)         --         --
   Cost of insurance..................................  (1,490)  (16,814)   (8,781)  (10,109)  (25,241)     (6,231)   (13,623)
   Contract charges...................................    (122)   (1,438)     (836)     (725)   (2,570)       (625)    (1,212)
   Policy charges.....................................    (382)   (2,077)     (755)   (1,547)   (2,374)       (796)    (1,245)
   Transfers between subaccounts, including fixed
    interest subaccount...............................  48,031    93,975    10,930    45,598    21,888      58,835     36,358
                                                       -------  --------  --------  --------  --------    --------   --------
Increase in net assets resulting from capital share
 transactions.........................................  55,313   133,346    32,509    91,405    79,469      67,342     70,197
                                                       -------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets.....................  58,694   126,729    31,678    86,962   (12,913)     72,477     69,971
Net assets at beginning of year.......................   1,356   158,738    95,853    53,470   340,771      64,254    130,487
                                                       -------  --------  --------  --------  --------    --------   --------
      Net assets at end of year....................... $60,050  $285,467  $127,531  $140,432  $327,858    $136,731   $200,458
                                                       =======  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                 Investors Mark
                                                                Series Fund, Inc.
                                                               ------------------

                                                                           Global
                                                                 Money     Fixed
                                                                 Market    Income
                                                               ----------  ------
Net investment income--
   Ordinary dividend income................................... $    6,518  $  171
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions...............         --     (16)
   Capital gain distributions.................................         --      --
   Decrease in unrealized appreciation on investments.........         --    (110)
                                                               ----------  ------
Net realized and unrealized loss on investments...............         --    (126)
                                                               ----------  ------
Increase (decrease) in net assets resulting from operations...      6,518      45
Capital share transactions:
   Deposits...................................................  1,100,963   1,815
   Surrenders and death benefits..............................    (39,862)     --
   Cost of insurance..........................................    (58,966)   (253)
   Contract charges...........................................     (2,434)     (7)
   Policy charges.............................................     (9,626)   (110)
   Transfers between subaccounts, including fixed interest
    subaccount................................................   (761,583)  2,767
                                                               ----------  ------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................    228,492   4,212
                                                               ----------  ------
Increase (decrease) in net assets.............................    235,010   4,257
Net assets at beginning of year...............................     72,419   1,095
                                                               ----------  ------
      Net assets at end of year............................... $  307,429  $5,352
                                                               ==========  ======

                                                               Berger Institutional Products Trust (Berger IPT)
                                                               -----------------------------------------------
                                                                           Large        Small
                                                                            Cap        Company
                                                                Growth     Growth      Growth    International
                                                                 Fund       Fund        Fund         Fund
                                                                -------    --------   --------   -------------
Net investment income--
   Ordinary dividend income................................... $    --    $    227    $     --     $  3,396
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions...............    (557)     (5,162)     (2,808)      (4,508)
   Capital gain distributions.................................      --          --         229       22,229
   Decrease in unrealized appreciation on investments.........  (1,544)    (12,426)     (8,650)     (89,147)
                                                                -------    --------   --------     --------
Net realized and unrealized loss on investments...............  (2,101)    (17,588)    (11,229)     (71,426)
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from operations...  (2,101)    (17,361)    (11,229)     (68,030)
Capital share transactions:
   Deposits...................................................     543      12,510       9,649      100,487
   Surrenders and death benefits..............................    (227)       (415)         21       (9,532)
   Cost of insurance..........................................    (551)     (7,073)     (3,918)     (27,136)
   Contract charges...........................................     (29)       (433)       (204)      (2,388)
   Policy charges.............................................     (92)       (569)       (535)      (2,771)
   Transfers between subaccounts, including fixed interest
    subaccount................................................    (610)     (6,854)     (1,947)      30,048
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................    (966)     (2,834)      3,066       88,708
                                                                -------    --------   --------     --------
Increase (decrease) in net assets.............................  (3,067)    (20,195)     (8,163)      20,678
Net assets at beginning of year...............................   6,607      65,924      30,588      304,109
                                                                -------    --------   --------     --------
      Net assets at end of year............................... $ 3,540    $ 45,729    $ 22,425     $324,787
                                                                =======    ========   ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                                                        The Alger American
                                                                         Conseco Series Trust                  Fund
                                                               ---------------------------------------  ------------------
                                                                                     Fixed   Government           Leveraged
                                                               Balanced   Equity    Income   Securities  Growth    AllCap
                                                               Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolio
                                                               --------- --------- --------- ---------- --------- ---------
Net investment income--
   Ordinary dividend income................................... $    685   $   150   $  162     $   52   $    599  $     --
Net realized and unrealized (loss) gain on investments:
   Net realized (loss) gain on investment transactions........   (2,777)   (3,320)       2         (3)   (12,169)   (9,994)
   Capital gain distributions.................................        1       120       --         --     32,498     5,557
   Increase (decrease) in unrealized appreciation on
    investments...............................................      661    (1,254)      60         18    (50,964)  (21,318)
                                                               --------   -------   ------     ------   --------  --------
Net realized and unrealized (loss) gain on investments........   (2,115)   (4,454)      62         15    (30,635)  (25,755)
                                                               --------   -------   ------     ------   --------  --------
(Decrease) increase in net assets resulting from
 operations...................................................   (1,430)   (4,304)     224         67    (30,036)  (25,755)
Capital share transactions:
   Deposits...................................................    7,248    14,104      456         --     70,235    62,696
   Surrenders and death benefits..............................       --      (136)      --        (15)    (6,735)   (7,427)
   Cost of insurance..........................................   (3,282)   (5,801)    (182)        --    (25,050)  (27,137)
   Contract charges...........................................     (172)     (300)     (13)       (22)    (2,072)   (1,230)
   Policy charges.............................................     (136)     (627)     (17)        (3)    (2,552)   (3,130)
   Transfers between subaccounts, including fixed
    interest subaccount.......................................  (16,178)   (6,220)     (51)         1     35,840    56,097
                                                               --------   -------   ------     ------   --------  --------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................  (12,520)    1,020      193        (39)    69,666    79,869
                                                               --------   -------   ------     ------   --------  --------
(Decrease) increase in net assets.............................  (13,950)   (3,284)     417         28     39,630    54,114
Net assets at beginning of year...............................   27,298    38,898    2,378      1,125    248,257   141,947
                                                               --------   -------   ------     ------   --------  --------
      Net assets at end of year............................... $ 13,348   $35,614   $2,795     $1,153   $287,887  $196,061
                                                               ========   =======   ======     ======   ========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                         American Century Variable
                                            The Alger American Fund          Portfolios, Inc.
                                            -----------------------  --------------------------------
                                                                        VP                               Dreyfus
                                                                      Income                            Socially    Dreyfus
                                             Mid Cap      Small        and          VP          VP     Responsible   Stock
                                             Growth   Capitalization  Growth   International   Value     Growth      Index
                                            Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                            --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income................ $     --     $     4     $  2,722    $     29    $    794   $     18   $  4,180
Net realized and unrealized (loss) gain on
 investments:
   Net realized (loss) gain on
    investment transactions................   (8,292)       (790)      (3,450)     (7,434)        804     (5,228)    (3,666)
   Capital gain distributions..............   62,470          --           --       3,151          --         --      2,186
   (Decrease) increase in unrealized
    appreciation on investments............  (58,777)     (2,297)     (24,761)     (7,060)     10,592     (3,924)   (47,024)
                                            --------     -------     --------    --------    --------   --------   --------
Net realized and unrealized (loss) gain on
 investments...............................   (4,599)     (3,087)     (28,211)    (11,343)     11,396     (9,152)   (48,504)
                                            --------     -------     --------    --------    --------   --------   --------
(Decrease) increase in net assets resulting
 from operations...........................   (4,599)     (3,083)     (25,489)    (11,314)     12,190     (9,134)   (44,324)
Capital share transactions:
   Deposits................................   61,741       1,510       90,673       3,261      35,953     13,817    111,406
   Surrenders and death benefits...........   (1,275)       (199)     (14,404)         --        (278)      (490)      (809)
   Cost of insurance.......................  (19,435)       (913)     (29,292)     (3,101)    (10,382)    (6,560)   (38,147)
   Contract charges........................   (1,139)        (61)      (2,468)       (228)       (743)      (257)    (2,930)
   Policy charges..........................   (3,311)        (76)      (2,813)        (99)     (1,657)      (681)    (4,382)
   Transfers between subaccounts,
    including fixed interest
    subaccount.............................   56,010       1,277       51,206      (5,168)     53,026    (11,803)    65,715
                                            --------     -------     --------    --------    --------   --------   --------
Increase (decrease) in net assets resulting
 from capital share transactions...........   92,591       1,538       92,902      (5,335)     75,919     (5,974)   130,853
                                            --------     -------     --------    --------    --------   --------   --------
Increase (decrease) in net assets..........   87,992      (1,545)      67,413     (16,649)     88,109    (15,108)    86,529
Net assets at beginning of year............  111,705       9,611      299,531      39,044      57,185     38,668    331,829
                                            --------     -------     --------    --------    --------   --------   --------
      Net assets at end of year............ $199,697     $ 8,066     $366,944    $ 22,395    $145,294   $ 23,560   $418,358
                                            ========     =======     ========    ========    ========   ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001


                                                     Dreyfus Variable                                       INVESCO Variable
                                                      Investment Fund        Federated Insurance Series     Investment Funds
                                                 ------------------------  ------------------------------  ------------------
                                                                             High
                                                 Disciplined International  Income   International         VIF--High VIF--Core
                                                    Stock        Value       Bond       Equity     Utility   Yield    Equity
                                                  Portfolio    Portfolio    Fund II     Fund II    Fund II   Fund      Fund
                                                 ----------- ------------- --------  ------------- ------- --------- ---------
Net investment income--
   Ordinary dividend income.....................  $    207      $   11     $  2,646     $    --    $   50   $    --  $     --
Net realized and unrealized loss on
 investments:
   Net realized loss on investment
    transactions................................    (3,713)        (71)      (6,306)     (1,913)      (97)     (159)     (644)
   Capital gain distributions...................        --           8           --       1,078        --     1,020       481
   (Decrease) increase in unrealized
    appreciation on investments.................    (2,895)       (159)       4,485      (1,885)     (177)   (2,340)   (1,395)
                                                  --------      ------     --------     -------    ------   -------  --------
Net realized and unrealized loss on
 investments....................................    (6,608)       (222)      (1,821)     (2,720)     (274)   (1,479)   (1,558)
                                                  --------      ------     --------     -------    ------   -------  --------
(Decrease) increase in net assets resulting from
 operations.....................................    (6,401)       (211)         825      (2,720)     (224)   (1,479)   (1,558)
Capital share transactions:
   Deposits.....................................    19,191          70           48       2,654       205     2,223    16,096
   Surrenders and death benefits................   (26,977)         --      (24,243)         --      (118)       --   (11,279)
   Cost of insurance............................    (7,480)        (38)      (1,830)     (1,031)     (164)   (1,238)   (6,334)
   Contract charges.............................      (414)         (2)        (101)        (47)       (5)      (69)     (192)
   Policy charges...............................      (590)         (8)         (26)       (204)      (24)     (234)     (720)
   Transfers between subaccounts, including
    fixed interest subaccount...................     4,974        (412)        (121)     (3,083)       (1)    1,059    19,435
                                                  --------      ------     --------     -------    ------   -------  --------
(Decrease) increase in net assets resulting from
 capital share transactions.....................   (11,296)       (390)     (26,273)     (1,711)     (107)    1,741    17,006
                                                  --------      ------     --------     -------    ------   -------  --------
(Decrease) increase in net assets...............   (17,697)       (601)     (25,448)     (4,431)     (331)      262    15,448
Net assets at beginning of year.................    65,422       1,706       26,391       9,168     1,552     9,202    19,086
                                                  --------      ------     --------     -------    ------   -------  --------
      Net assets at end of year.................  $ 47,725      $1,105     $    943     $ 4,737    $1,221   $ 9,464  $ 34,534
                                                  ========      ======     ========     =======    ======   =======  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                                                            Strong
                                                                          Neuberger & Berman               Variable
                                                      Lazard Retirement   Advisors Management              Insurance
                                                        Series, Inc.             Trust                    Funds, Inc.
                                                    --------------------  ------------------              -----------
                                                                           Limited
                                                    Retirement Retirement Maturity              Strong      Mid Cap
                                                      Equity   Small Cap    Bond    Partners  Opportunity   Growth
                                                    Portfolio  Portfolio  Portfolio Portfolio   Fund II     Fund II
                                                    ---------- ---------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income........................   $    6    $    157   $  149   $     69    $   113    $     --
Net realized and unrealized (loss) gain on
 investments:
   Net realized (loss) gain on investment
    transactions...................................      (47)      1,495       --     (1,263)      (677)    (13,879)
   Capital gain distributions......................       --      13,806       --        656      4,822          --
   (Decrease) increase in unrealized appreciation
    on investments.................................      (64)     19,767       51        161     (5,414)    (13,521)
                                                      ------    --------   ------   --------    -------    --------
Net realized and unrealized (loss) gain on
 investments.......................................     (111)     35,068       51       (446)    (1,269)    (27,400)
                                                      ------    --------   ------   --------    -------    --------
(Decrease) increase in net assets resulting from
 operations........................................     (105)     35,225      200       (377)    (1,156)    (27,400)
Capital share transactions:
   Deposits........................................       70      22,914       --      2,124      5,127      27,496
   Surrenders and death benefits...................       --         (43)      --     (3,771)      (189)     (5,863)
   Cost of insurance...............................      (40)    (12,115)    (339)    (3,415)    (3,992)    (11,235)
   Contract charges................................       (2)     (1,546)     (10)       (88)      (192)       (566)
   Policy charges..................................       (9)       (984)     (19)       (31)      (321)     (1,170)
   Transfers between subaccounts, including fixed
    interest subaccount............................     (439)     14,653       --    (10,153)    10,304     (10,527)
                                                      ------    --------   ------   --------    -------    --------
(Decrease) increase in net assets resulting from
 capital share transactions........................     (420)     22,879     (368)   (15,334)    10,737      (1,865)
                                                      ------    --------   ------   --------    -------    --------
(Decrease) increase in net assets..................     (525)     58,104     (168)   (15,711)     9,581     (29,265)
Net assets at beginning of year....................    1,572     177,591    2,403     18,947     21,613      84,137
                                                      ------    --------   ------   --------    -------    --------
      Net assets at end of year....................   $1,047    $235,695   $2,235   $  3,236    $31,194    $ 54,872
                                                      ======    ========   ======   ========    =======    ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                               Van Eck Worldwide Insurance Trust
                                                                            --------------------------------------
                                                                                      Worldwide Worldwide Worldwide
                                                                            Worldwide Emerging    Hard      Real
                                                                              Bond     Markets   Assets    Estate
                                                                              Fund      Fund      Fund      Fund
                                                                            --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income................................................   $ 40     $    --   $   107   $   37
Net realized and unrealized (loss) gain on investments:
   Net realized (loss) gain on investment transactions.....................     --      (4,355)      (20)       4
   Capital gain distributions..............................................     --          --        --       --
   (Decrease) increase in unrealized appreciation on investments...........    (88)      3,648    (1,080)      32
                                                                              ----     -------   -------   ------
Net realized and unrealized (loss) gain on investments.....................    (88)       (707)   (1,100)      36
                                                                              ----     -------   -------   ------
(Decrease) increase in net assets resulting from operations................    (48)       (707)     (993)      73
Capital share transactions:
   Deposits................................................................     --         849        --      179
   Surrenders and death benefits...........................................     --      (4,970)       --       --
   Cost of insurance.......................................................     --        (851)   (1,401)     (89)
   Contract charges........................................................     --         (54)      (59)      (2)
   Policy charges..........................................................     --         (68)      (13)     (26)
   Transfers between subaccounts, including fixed interest subaccount......     --      (1,812)       --        1
                                                                              ----     -------   -------   ------
(Decrease) increase in net assets resulting from capital share transactions     --      (6,906)   (1,473)      63
                                                                              ----     -------   -------   ------
(Decrease) increase in net assets..........................................    (48)     (7,613)   (2,466)     136
Net assets at beginning of year............................................    949      10,843    10,013    1,301
                                                                              ----     -------   -------   ------
      Net assets at end of year............................................   $901     $ 3,230   $ 7,547   $1,437
                                                                              ====     =======   =======   ======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2001

                                                                           Variable Insurance        Variable Insurance
                                                                           Products Fund (VIP)    Products Fund II (VIP II)
                                                                        ------------------------  -------------------------
                                                                        Fidelity VIP Fidelity VIP      Fidelity VIP II
                                                                          Overseas      Growth           Contrafund
                                                                         Portfolio    Portfolio           Portfolio
                                                                        ------------ ------------ -------------------------
Net investment income--
   Ordinary dividend income............................................   $  1,514     $     7             $    23
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions........................       (779)     (2,351)               (372)
   Capital gain distributions..........................................      2,392         616                  84
   Decrease in unrealized appreciation on investments..................    (11,541)     (2,626)               (161)
                                                                          --------     -------             -------
Net realized and unrealized loss on investments........................     (9,928)     (4,361)               (449)
                                                                          --------     -------             -------
Decrease in net assets resulting from operations.......................     (8,414)     (4,354)               (426)
Capital share transactions:
   Deposits............................................................     11,490      29,424              15,329
   Surrenders and death benefits.......................................       (375)       (461)                (51)
   Cost of insurance...................................................     (3,439)     (8,426)             (2,157)
   Contract charges....................................................       (286)       (317)               (112)
   Policy charges......................................................     (1,093)     (2,388)               (790)
   Transfers between subaccounts, including fixed interest subaccount..     10,556      57,966              13,234
                                                                          --------     -------             -------
Increase in net assets resulting from capital share transactions.......     16,853      75,798              25,453
                                                                          --------     -------             -------
Increase in net assets.................................................      8,439      71,444              25,027
Net assets at beginning of year........................................     31,562       3,910               3,314
                                                                          --------     -------             -------
      Net assets at end of year........................................   $ 40,001     $75,354             $28,341
                                                                          ========     =======             =======

                          BMA VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                         Years ended December 31, 2003

1. Organization

   BMA Variable Life Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Business Men's Assurance Company of America ("BMA"). The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

   The Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL--These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL--This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo--A new concept introduced in 2003 utilizing two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's seven pay premiums. The result is the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

  Investments

   The deposits of the Account are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Fund, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income.

   Berger Institutional Products Trust ("Berger IPT"): Growth Fund (reorganized into Janus Growth Portfolio), Large Cap Growth Fund (reorganized into Janus Growth and Income Portfolio), Small Company Growth Fund (fund manager liquidated this fund and policyholder funds were moved to other Funds as directed by policyholders), and International Fund (reorganized into Janus International Growth Portfolio). These reorganizations were effective on or about March 24, 2003.

   Conseco Series Trust: Balanced Portfolio, Equity Portfolio, Fixed Income Portfolio and Government Securities Portfolio.

   The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund, VP International Fund and VP Value Fund.

                          BMA VARIABLE LIFE ACCOUNT A

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio.

   Federated Insurance Series: International Equity Fund II and Utility Fund II.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund.

   Lazard Retirement Series, Inc.: Retirement Equity Portfolio and Retirement Small Cap Portfolio.

   Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

   Strong Opportunity Fund II.

   Strong Variable Insurance Funds, Inc.: Mid Cap Growth Fund II.

   Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

   Variable Insurance Products Fund (VIP): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio.

   Variable Insurance Products Funds II (VIP II): Fidelity VIP II Contrafund Portfolio.

   Janus Aspen Series: International Growth Portfolio, Growth Portfolio and Growth and Income Portfolio

  Management of the Funds

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC ("IMA"), which is owned by Jones & Babson, Inc., an affiliate of BMA whose ultimate parent is RBC. Subsequent to December 31, 2003, Jones & Babson, Inc. changed its name to Tamarack Distributors, Inc. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became the subadvisor for the Mid Cap Equity Portfolio. IMA has engaged Columbia Management Advisors (formerly Stein Roe & Farnam, Incorporated) to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual fund, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

                          BMA VARIABLE LIFE ACCOUNT A

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Reclassification

   Certain 2002 and 2001 amounts have been reclassified to conform to the current year presentation.

3. Variable Life Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA.

      Premium Charges: BMA deducts a premium charge from each premium payment of 5.5% of all premiums in the first through the 10th policy year and 4.0% of all premiums in the 11th and later policy years. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Account.

      Risk Charge: BMA deducts a risk charge each month of .80%, on an annual basis, of the accumulation value in the separate account for the first through 10th policy year and .40%, on an annual basis, of the accumulation value in the separate account for the 11th policy year and thereafter. Risk charges are recognized as redemptions of units.

      Policy Charges: The Account deducts a policy charge of $25 per month in the first policy year and $5 per month thereafter. Policy charges are recognized as redemptions of units.

      Cost of Insurance: A deduction for cost of insurance and cost of any riders also is made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value and the sex, age and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

      Surrender Charge: A surrender charge will be imposed in the event of a partial or full surrender in excess of 10% of the unloaned accumulation value. The surrender charge will depend on the sex, age and rate class of the primary insured. In addition, a fee of $25 will be assessed for partial surrender in excess of 10% of the unloaned accumulation values. This charge is withheld from the proceeds of the surrender by BMA with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Account.

                          BMA VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each subaccount were as follows:

                                                       Year ended December 31,
                                                       -----------------------
                                                               2003
                                                       -----------------------
                                                        Cost of     Proceeds
                                                       Purchases   from Sales
                                                       ---------   ----------
     Investors Mark Series Fund, Inc.:
        Balanced...................................... $ 36,100     $ 25,017
        Growth and Income.............................  167,654       52,102
        Large Cap Value...............................   27,514       12,179
        Small Cap Equity..............................   64,247       14,861
        Large Cap Growth..............................   50,112       19,316
        Intermediate Fixed Income.....................  111,635       20,688
        Mid Cap Equity................................   75,952       44,829
        Money Market..................................  491,013      531,081
        Global Fixed Income...........................   14,549        6,908
     Berger Institutional Products Trust (Berger IPT):
        Growth Fund...................................       --        1,425
        Large Cap Growth Fund.........................       24       26,967
        Small Company Growth Fund.....................      374       12,979
        International Fund............................   36,509      316,052
     Conseco Series Trust:
        Balanced Portfolio............................       13        7,353
        Equity Portfolio..............................    1,168        3,027
        Fixed Income Portfolio........................       74          133
        Government Securities Portfolio...............       --           --
     The Alger American Fund:
        Growth Portfolio..............................   72,003       38,171
        Leveraged AllCap Portfolio....................  123,172       35,418
        Mid Cap Growth Portfolio......................  172,576       48,354
        Small Capitalization Portfolio................      291          775
     American Century Variable Portfolios, Inc.:
        VP Income and Growth Fund.....................  112,764       34,008
        VP International Fund.........................      807        1,342
        VP Value Fund.................................   90,034       50,573
     Dreyfus Socially Responsible Growth Fund, Inc....       15        2,258
     Dreyfus Stock Index Fund.........................  219,437       55,689
     Dreyfus Variable Investment Fund:
        Disciplined Stock Portfolio...................   20,024        8,175
        International Value Portfolio.................       --           --
     Federated Insurance Series:
        High Income Bond Fund II......................       --            1
        International Equity Fund II..................       --          674
        Utility Fund II...............................       16           97

                          BMA VARIABLE LIFE ACCOUNT A

                                                    Year ended December 31,
                                                    -----------------------
                                                            2003
                                                    -----------------------
                                                     Cost of     Proceeds
                                                    Purchases   from Sales
                                                    ----------  ----------
      INVESCO Variable Investment Funds:
         VIF--High Yield Fund......................     57,125       9,846
         VIF--Core Equity Fund.....................     38,832      17,554
      Lazard Retirement Series, Inc.:..............
         Retirement Equity Portfolio...............         --          --
         Retirement Small Cap Portfolio............    102,489      58,800
      Neuberger & Berman Advisors Management Trust:
         Limited Maturity Bond Portfolio...........        270         465
         Partners Portfolio........................         --         101
      Strong Opportunity Fund II...................      1,128       2,157
      Strong Variable Insurance Funds, Inc.:
         Mid Cap Growth Fund II....................         60       4,244
      Van Eck Worldwide Insurance Trust:
         Worldwide Bond Fund.......................         --          --
         Worldwide Emerging Markets Fund...........          2         285
         Worldwide Hard Assets Fund................         25         620
         Worldwide Real Estate Fund................          3          29
      Variable Insurance Products Fund (VIP):
         Fidelity VIP Overseas Portfolio...........     46,475      22,132
         Fidelity VIP Growth Portfolio.............     35,161      20,071
      Variable Insurance Products Fund II (VIP II):
         Fidelity VIP II Contrafund Portfolio......     73,670      30,806
      Janus Aspen Series
         International Growth......................    378,935      27,248
         Growth....................................      1,495         247
         Growth & Income...........................     26,518       2,152
                                                    ----------  ----------
             Total................................. $2,650,265  $1,567,409
                                                    ==========  ==========

                          BMA VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions

   Transactions in units of each subaccount were as follows:

                                                                       Net
                                                    Units   Units    Increase
                                                    Sold   Redeemed (Decrease)
                                                    ------ -------- ----------
  Year ended December 31, 2003
  Investors Mark Series Fund, Inc.:
     Balanced......................................  2,424   2,442       (18)
     Growth and Income............................. 15,245   5,522     9,723
     Large Cap Value...............................  3,119   1,759     1,360
     Small Cap Equity..............................  5,089   1,595     3,494
     Large Cap Growth..............................  8,280   4,510     3,770
     Intermediate Fixed Income.....................  8,054   2,082     5,972
     Mid Cap Equity................................  4,157   2,538     1,619
     Money Market.................................. 45,267  48,800    (3,533)
     Global Fixed Income...........................  1,165     565       600
  Berger Institutional Products Trust (Berger IPT):
     Growth Fund...................................     --     255      (255)
     Large Cap Growth Fund.........................      1   3,318    (3,317)
     Small Company Growth Fund.....................     --   1,978    (1,978)
     International Fund............................  5,250  48,801   (43,551)
  Conseco Series Trust:
     Balanced Portfolio............................      1     599      (598)
     Equity Portfolio..............................     78     203      (125)
     Fixed Income Portfolio........................     --      10       (10)
  The Alger American Fund:
     Growth Portfolio.............................. 10,117   6,242     3,875
     Leveraged AllCap Portfolio.................... 14,765   5,167     9,598
     Mid Cap Growth Portfolio...................... 14,268   4,756     9,512
     Small Capitalization Portfolio................     29      91       (62)
  American Century Variable Portfolios, Inc.:
     VP Income and Growth Fund..................... 13,999   6,327     7,672
     VP International Fund.........................    113     189       (76)
     VP Value Fund.................................  7,059   4,261     2,798
  Dreyfus Socially Responsible Growth Fund, Inc....      1     303      (302)
  Dreyfus Stock Index Fund......................... 27,046   9,110    17,936
  Dreyfus Variable Investment Fund--
     Disciplined Stock Portfolio...................  2,550   1,302     1,248
  Federated Insurance Series:
     High Income Bond Fund II......................     33      33        --
     International Equity Fund II..................     --      71       (71)
     Utility Fund II...............................     --      14       (14)
  INVESCO Variable Investment Funds:
     VIF--High Yield Fund..........................  5,872   1,200     4,672
     VIF--Core Equity Fund.........................  4,599   2,557     2,042
  Lazard Retirement Series, Inc.--
     Retirement Small Cap Portfolio................  7,676   4,737     2,939

                          BMA VARIABLE LIFE ACCOUNT A

                                                                       Net
                                                    Units   Units    Increase
                                                    Sold   Redeemed (Decrease)
                                                   ------- -------- ----------
 Year ended December 31, 2003 (Continued)
 Neuberger & Berman Advisors Management Trust:
    Limited Maturity Bond Portfolio...............       1      18       (17)
    Partners Portfolio............................       6      17       (11)
 Strong Opportunity Fund II.......................     101     188       (87)
 Strong Variable Insurance Funds, Inc.--
    Mid Cap Growth Fund II........................       1     453      (452)
 Van Eck Worldwide Insurance Trust:
    Worldwide Emerging Markets Fund...............       1      22       (21)
    Worldwide Hard Assets Fund....................      --      49       (49)
    Worldwide Real Estate Fund....................      --       2        (2)
 Variable Insurance Products Fund (VIP):
    Fidelity VIP Overseas Portfolio...............   8,030   3,630     4,400
    Fidelity VIP Growth Portfolio.................   8,225   5,322     2,903
 Variable Insurance Products Fund II (VIP II)--
    Fidelity VIP II Contrafund Portfolio..........   8,900   3,616     5,284
 Janus Aspen Series:
    International Growth Portfolio................  36,662   2,813    33,849
    Growth Portfolio..............................     136      13       123
    Growth and Income Portfolio...................   2,539     168     2,371
 Year ended December 31, 2002
 Investors Mark Series Fund, Inc.:
    Balanced......................................   7,649   1,219     6,430
    Growth and Income.............................  25,073   4,078    20,995
    Large Cap Value...............................   3,162   5,394    (2,232)
    Small Cap Equity..............................   6,658   1,581     5,077
    Large Cap Growth..............................   8,635   8,966      (331)
    Intermediate Fixed Income.....................   6,900   1,623     5,277
    Mid Cap Equity................................   3,745   2,226     1,519
    Money Market.................................. 159,963 133,538    26,425
    Global Fixed Income...........................   2,144     399     1,745
 Berger Institutional Products Trust (Berger IPT):
    Growth Fund...................................      --     140      (140)
    Large Cap Growth Fund.........................      --     566      (566)
    Small Company Growth Fund.....................     682     362       320
    International Fund............................  14,734   4,706    10,028
 Conseco Series Trust:
    Balanced Portfolio............................      --     364      (364)
    Equity Portfolio..............................      --     442      (442)
    Fixed Income Portfolio........................      --     108      (108)
    Government Securities Portfolio...............      --     100      (100)

                          BMA VARIABLE LIFE ACCOUNT A

                                                                     Net
                                                  Units   Units    Increase
                                                  Sold   Redeemed (Decrease)
                                                  ------ -------- ----------
   Year ended December 31, 2002 (Continued)
   The Alger American Fund:
      Growth Portfolio........................... 14,657  5,106      9,551
      Leveraged AllCap Portfolio................. 17,906  5,331     12,575
      Mid Cap Growth Portfolio................... 20,082  3,109     16,973
      Small Capitalization Portfolio.............    114    205        (91)
   American Century Variable Portfolios, Inc.:
      VP Income and Growth Fund.................. 30,039  5,138     24,901
      VP International Fund......................    186    283        (97)
      VP Value Fund.............................. 12,720  2,428     10,292
   Dreyfus Socially Responsible Growth Fund, Inc.     --    710       (710)
   Dreyfus Stock Index Fund...................... 24,097  8,131     15,966
   Dreyfus Variable Investment Fund:
      Disciplined Stock Portfolio................  7,647  1,026      6,621
      International Value Portfolio..............     --    101       (101)
   Federated Insurance Series:
      High Income Bond Fund II...................     --    100       (100)
      International Equity Fund II...............     --    157       (157)
      Utility Fund II............................     --    108       (108)
   INVESCO Variable Investment Funds:
      VIF--High Yield Fund.......................  4,730    556      4,174
      VIF--Core Equity Fund......................  6,517  2,006      4,511
   Lazard Retirement Series, Inc.:
      Retirement Equity Portfolio................     --    100       (100)
      Retirement Small Cap Portfolio............. 17,097  3,066     14,031
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio............     --    127       (127)
      Partners Portfolio.........................     --    114       (114)
   Strong Opportunity Fund II....................    154    673       (519)
   Strong Variable Insurance Funds, Inc.--
      Mid Cap Growth Fund II.....................     --    731       (731)
   Van Eck Worldwide Insurance Trust:
      Worldwide Bond Fund........................     --    100       (100)
      Worldwide Emerging Markets Fund............     --    121       (121)
      Worldwide Hard Assets Fund.................     --    173       (173)
      Worldwide Real Estate Fund.................     --    105       (105)
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio............ 11,478  2,131      9,347
      Fidelity VIP Growth Portfolio.............. 12,661  3,903      8,758
   Variable Insurance Products Fund II (VIP II)--
      Fidelity VIP II Contrafund Portfolio....... 14,589  1,221     13,368

                          BMA VARIABLE LIFE ACCOUNT A

                                                                       Net
                                                    Units   Units    Increase
                                                    Sold   Redeemed (Decrease)
                                                    ------ -------- ----------
  Year ended December 31, 2001
  Investors Mark Series Fund, Inc.:
     Balanced......................................  5,119     171     4,948
     Growth and Income............................. 12,121   1,589    10,532
     Large Cap Value...............................  4,040     966     3,074
     Small Cap Equity..............................  6,866     846     6,020
     Large Cap Growth..............................  9,910   2,780     7,130
     Intermediate Fixed Income.....................  6,370     658     5,712
     Mid Cap Equity................................  6,711   1,248     5,463
     Money Market.................................. 97,206  77,069    20,137
     Global Fixed Income...........................    401      32       369
  Berger Institutional Products Trust (Berger IPT):
     Growth Fund...................................     50     153      (103)
     Large Cap Growth Fund.........................    905   1,206      (301)
     Small Company Growth Fund.....................    582     429       153
     International Fund............................ 12,546   4,044     8,502
  Conseco Series Trust:
     Balanced Portfolio............................    501   1,377      (876)
     Equity Portfolio..............................    902     856        46
     Fixed Income Portfolio........................     40      19        21
     Government Securities Portfolio...............     --       4        (4)
  The Alger American Fund:
     Growth Portfolio..............................  9,864   3,746     6,118
     Leveraged AllCap Portfolio....................  8,680   2,822     5,858
     Mid Cap Growth Portfolio......................  7,950   1,654     6,296
     Small Capitalization Portfolio................    274     118       156
  American Century Variable Portfolios, Inc.:
     VP Income and Growth Fund..................... 13,749   4,728     9,021
     VP International Fund.........................    261     778      (517)
     VP Value Fund.................................  7,272   1,134     6,138
  Dreyfus Socially Responsible Growth Fund, Inc....  1,221   1,879      (658)
  Dreyfus Stock Index Fund......................... 16,880   4,387    12,493
  Dreyfus Variable Investment Fund:
     Disciplined Stock Portfolio...................  2,393   3,293      (900)
     International Value Portfolio.................      6      40       (34)
  Federated Insurance Series:
     High Income Bond Fund II......................      5   2,748    (2,743)
     International Equity Fund II..................    196     355      (159)
     Utility Fund II...............................     22      36       (14)
  INVESCO Variable Investment Funds:
     VIF--High Yield Fund..........................    374     172       202
     VIF--Core Equity Fund.........................  3,115   1,601     1,514

                          BMA VARIABLE LIFE ACCOUNT A

                                                                     Net
                                                  Units   Units    Increase
                                                  Sold   Redeemed (Decrease)
                                                  ------ -------- ----------
    Year ended December 31, 2001 (Continued)
    Lazard Retirement Series, Inc.:
       Retirement Equity Portfolio...............      6     45        (39)
       Retirement Small Cap Portfolio............  2,706  1,077      1,629
    Neuberger & Berman Advisors Management Trust:
       Limited Maturity Bond Portfolio...........     --     32        (32)
       Partners Portfolio........................    194  1,605     (1,411)
    Strong Opportunity Fund II...................  1,041    326        715
    Strong Variable Insurance Funds, Inc.:
       Mid Cap Growth Fund II....................  1,761  2,030       (269)
    Van Eck Worldwide Insurance Trust:
       Worldwide Bond Fund.......................     --     --         --
       Worldwide Emerging Markets Fund...........     69    714       (645)
       Worldwide Hard Assets Fund................      1    121       (120)
       Worldwide Real Estate Fund................     15     10          5
    Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio...........  2,920    665      2,255
       Fidelity VIP Growth Portfolio............. 12,137  1,632     10,505
    Variable Insurance Products Fund II (VIP II):
       Fidelity VIP II Contrafund Portfolio......  3,508    386      3,122

6. Unit Fair Values

   The Company sells three different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. All charges are assessed through the redemption of units. Unit value information and financial ratios for each subaccount are as follows:

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,478 $14.01  $160,779     2.55%     N/A     36.58%
   Growth and Income............................. 52,638  14.03   738,426     1.00%     N/A     31.85%
   Large Cap Value............................... 10,927  11.81   128,999     1.47%     N/A     23.62%
   Small Cap Equity.............................. 17,747  16.56   293,963     0.00%     N/A     43.91%
   Large Cap Growth.............................. 36,465   9.01   328,561     0.11%     N/A     26.90%
   Intermediate Fixed Income..................... 22,763  13.41   305,271     5.16%     N/A      5.10%
   Mid Cap Equity................................ 18,040  15.78   284,586     0.18%     N/A     35.59%
   Money Market.................................. 49,548  11.72   580,725     0.65%     N/A      0.17%
   Global Fixed Income...........................  2,813  12.82    36,063     0.00%     N/A      4.83%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     --     --        --     0.18%     N/A       N/A
   Large Cap Growth Fund.........................     --     --        --     0.14%     N/A       N/A
   Small Company Growth Fund.....................     --     --        --     0.00%     N/A       N/A
   International Fund............................     --     --        --     2.69%     N/A       N/A

                          BMA VARIABLE LIFE ACCOUNT A

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Continued)
Conseco Series Trust:
   Balanced Portfolio........................      1  14.91         8     0.00%     N/A     23.44%
   Equity Portfolio..........................  1,747  18.28    31,927     0.27%     N/A     37.21%
   Fixed Income Portfolio....................    116  13.69     1,582     4.64%     N/A      9.32%
The Alger American Fund:
   Growth Portfolio.......................... 38,967  10.21   397,794     0.00%     N/A     35.21%
   Leveraged AllCap Portfolio................ 37,135  11.67   433,278     0.00%     N/A     34.73%
   MidCap Growth Portfolio................... 39,670  15.77   625,650     0.00%     N/A     47.81%
   Small Capitalization Portfolio............    820   8.71     7,143     0.00%     N/A     42.39%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund................. 68,385  10.69   730,797     1.37%     N/A     29.38%
   VP International Fund.....................  2,025  10.10    20,452     0.78%     N/A     24.51%
   VP Value Fund............................. 24,132  14.83   357,782     1.14%     N/A     28.92%
Dreyfus Socially Responsible Growth Fund,
  Inc........................................  1,426   8.66    12,343     0.11%     N/A     26.00%
Dreyfus Stock Index Fund..................... 75,063  10.13   760,328     1.76%     N/A     28.38%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio............... 12,637   9.57   120,924     1.00%     N/A     23.47%
Federated Insurance Series:
   International Equity Fund II..............    206 $11.14  $  2,297     0.00%     N/A     32.28%
   Utility Fund II...........................     25   7.61       193     6.90%     N/A     21.04%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund...................... 10,009  10.04   100,523     8.98%     N/A     25.07%
   VIF--Core Equity Fund.....................  9,600  11.24   107,857     1.45%     N/A     22.66%
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio............ 32,318  17.35   560,645     0.00%     N/A     37.22%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...........     45  12.69       571     2.26%     N/A      2.04%
   Partners Portfolio........................    176  11.02     1,939     0.00%     N/A     35.08%
Strong Opportunity Fund II...................  1,547  14.53    22,475     0.08%     N/A     37.06%
Strong Variable Insurance Funds, Inc.:
   Mid Cap Growth Fund II....................  3,159  10.59    33,463     0.00%     N/A     34.25%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...........    138  17.23     2,386     0.11%     N/A     54.16%
   Worldwide Hard Assets Fund................    418  16.62     6,944     0.49%     N/A     45.03%
   Worldwide Real Estate Fund................      9  15.86       149     2.23%     N/A     34.71%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio........... 19,713   7.63   150,378     0.53%     N/A     43.12%
   Fidelity VIP Growth Portfolio............. 22,632   6.35   143,788     0.12%     N/A     32.64%
Variable Insurance Products Fund II (VIP II):
   Fidelity VIP II Contrafund Portfolio...... 22,129   9.44   208,914     0.32%     N/A     28.10%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Continued)
Janus Aspen Series:
   International Growth Portfolio................ 33,849  14.60   494,080     1.24%     N/A     34.50%
   Growth Portfolio..............................    123  12.94     1,595     0.09%     N/A     22.05%
   Growth and Income Portfolio...................  2,371  12.40    29,404     0.98%     N/A     18.00%
Year ended December 31, 2002
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,496 $10.26  $117,903     3.94%     N/A    -13.48%
   Growth and Income............................. 42,915  10.64   456,717     0.90%     N/A    -18.29%
   Large Cap Value...............................  9,567   9.55    91,393     0.97%     N/A    -11.62%
   Small Cap Equity.............................. 14,253  11.51   164,065     0.00%     N/A    -24.79%
   Large Cap Growth.............................. 32,695   7.10   232,139     0.00%     N/A    -28.48%
   Intermediate Fixed Income..................... 16,791  12.76   214,252     5.14%     N/A      7.45%
   Mid Cap Equity................................ 16,421  11.64   191,058     0.26%     N/A    -13.51%
   Money Market.................................. 53,082  11.70   621,269     1.36%     N/A      1.47%
   Global Fixed Income...........................  2,213  12.23    27,061     3.82%     N/A      6.97%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    255   5.40     1,379     0.00%     N/A    -39.65%
   Large Cap Growth Fund.........................  3,316   7.82    25,923     1.27%     N/A    -33.64%
   Small Company Growth Fund.....................  1,978   6.86    13,576     0.00%     N/A    -49.26%
   International Fund............................ 43,551   7.62   332,083     3.70%     N/A    -21.31%
Conseco Series Trust:
   Balanced Portfolio............................    599  12.08     7,183     2.98%     N/A    -12.87%
   Equity Portfolio..............................  1,872  13.32    24,944     0.32%     N/A    -13.42%
   Fixed Income Portfolio........................    126  12.52     1,572     5.68%     N/A      4.68%
The Alger American Fund:
   Growth Portfolio.............................. 35,092   7.55   265,061     0.04%     N/A    -32.99%
   Leveraged AllCap Portfolio.................... 27,537   8.66   238,477     0.01%     N/A    -33.91%
   MidCap Growth Portfolio....................... 30,158  10.67   322,342     0.00%     N/A    -29.54%
   Small Capitalization Portfolio................    881   6.12     5,394     0.00%     N/A    -26.22%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 60,713   8.26   501,650     0.86%     N/A    -19.37%
   VP International Fund.........................  2,102   8.11    17,043     0.79%     N/A    -20.37%
   VP Value Fund................................. 21,335  11.50   245,521     0.76%     N/A    -12.62%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  1,727   6.87    11,867     0.19%     N/A    -28.94%
Dreyfus Stock Index Fund......................... 57,127   7.89   450,851     1.41%     N/A    -22.36%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio................... 11,389   7.75    88,238     1.07%     N/A    -22.61%
Federated Insurance Series:
   International Equity Fund II..................    278   8.42     2,338     0.00%     N/A    -23.11%
   Utility Fund II...............................     40   6.29       250     9.89%     N/A    -24.48%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund..........................  5,337   8.03    42,869    18.53%     N/A     -1.30%
   VIF--Core Equity Fund.........................  7,559   9.16    69,285     2.31%     N/A    -19.11%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2002 (Continued)
Lazard Retirement Series, Inc.-
   Retirement Small Cap Portfolio............ 29,379  12.64   371,434     0.00%     N/A     17.68%
Neuberger & Berman Advisors
   Management Trust:
   Limited Maturity Bond Portfolio...........     62  12.44       767     8.39%     N/A      5.34%
   Partners Portfolio........................    187   8.16     1,523     0.69%     N/A    -24.14%
Strong Opportunity Fund II...................  1,634  10.60    17,333     0.35%     N/A    -26.82%
Strong Variable Insurance Funds, Inc.-
   Mid Cap Growth Fund II....................  3,611   7.89    28,500     0.00%     N/A    -37.55%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...........    160  11.18     1,788     0.25%     N/A     -3.02%
   Worldwide Hard Assets Fund................    467  11.46     5,352     0.99%     N/A     -2.85%
   Worldwide Real Estate Fund................     12  11.77       137     7.74%     N/A     -4.48%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio........... 15,313   5.33    81,663     0.50%     N/A    -20.46%
   Fidelity VIP Growth Portfolio............. 19,715   4.79    94,597     0.12%     N/A    -30.30%
Variable Insurance Products Fund II (VIP II)-
   Fidelity VIP II Contrafund Portfolio...... 16,847   7.37   124,260     0.32%     N/A     -9.60%
Year ended December 31, 2001
Investors Mark Series Fund:
   Balanced..................................  5,066 $11.85  $ 60,050    10.56%     N/A      3.54%
   Growth and Income......................... 21,920  13.02   285,467     0.73%     N/A     -6.58%
   Large Cap Value........................... 11,799  10.81   127,531     1.39%     N/A     -1.59%
   Small Cap Equity..........................  9,176  15.31   140,432     0.00%     N/A     -9.72%
   Large Cap Growth.......................... 33,026   9.93   327,858     0.00%     N/A    -24.56%
   Intermediate Fixed Income................. 11,514  11.88   136,731     6.28%     N/A      7.21%
   Mid Cap Equity............................ 14,902  13.45   200,458     0.30%     N/A     -2.70%
   Money Market.............................. 26,657  11.53   307,429     3.46%     N/A      3.77%
   Global Fixed Income.......................    468  11.43     5,352     8.29%     N/A      4.42%
Berger Institutional Products Trust:
   Growth Fund...............................    395   8.95     3,540     0.00%     N/A    -32.51%
   Large Cap Growth Fund.....................  3,882  11.78    45,729     0.41%     N/A    -25.26%
   Small Company Growth Fund.................  1,658  13.53    22,425     0.00%     N/A    -33.47%
   International Fund........................ 33,523   9.69   324,787     1.12%     N/A    -20.27%
Conseco Series Trust:
   Balanced Portfolio........................    963  13.86    13,348     3.15%     N/A     -6.60%
   Equity Portfolio..........................  2,314  15.39    35,614     0.38%     N/A    -10.30%
   Fixed Income Portfolio....................    234  11.96     2,795     5.92%     N/A      8.84%
   Government Securities Portfolio...........    100  11.55     1,153     4.59%     N/A      6.13%
The Alger American Fund:
   Growth Portfolio.......................... 25,541  11.27   287,887     0.23%     N/A    -11.81%
   Leveraged AllCap Portfolio................ 14,962  13.10   196,061     0.00%     N/A    -15.93%
   MidCap Growth Portfolio................... 13,185  15.15   199,697     0.00%     N/A     -6.52%
   Small Capitalization Portfolio............    972   8.30     8,066     0.05%     N/A    -29.51%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                    Investment
                                                      Unit   Net      Income   Expense   Total
                                               Units  Value Assets    Ratio*   Ratio** Return***
                                               ------ ----- ------- ---------- ------- ---------
Year ended December 31, 2001 (Continued)
American Century Variable Portfolios, Inc.:
   VP Income and Growth....................... 35,812 10.25 366,944    0.84%     N/A     -8.35%
   VP International...........................  2,199 10.18  22,395    0.10%     N/A    -29.17%
   VP Value................................... 11,043 13.16 145,294    0.85%     N/A     12.82%
Dreyfus Socially Responsible Growth Fund, Inc.  2,437  9.67  23,560    0.06%     N/A    -22.57%
Dreyfus Stock Index Fund...................... 41,161 10.16 418,358    1.15%     N/A    -12.18%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio................  4,768 10.01  47,725    0.39%     N/A    -13.27%
   International Value Portfolio..............    101 10.92   1,105    0.78%     N/A    -13.22%
Federated Insurance Series:
   High-Income Bond Fund II...................    100  9.41     943   19.40%     N/A      1.38%
   International Equity Fund II...............    435 10.90   4,737    0.00%     N/A    -29.42%
   Utility Fund II............................    148  8.28   1,221    3.36%     N/A    -13.72%
INVESCO Variable Investment Funds:
   High Yield Fund............................  1,163  8.14   9,464    0.00%     N/A    -14.93%
   Core Equity Fund...........................  3,048 11.33  34,534    0.00%     N/A     -8.97%
Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio................    100 10.46   1,047    0.45%     N/A     -7.46%
   Retirement Small Cap Portfolio............. 15,348 15.36 235,695    0.08%     N/A     18.62%
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............    189 11.80   2,235    6.32%     N/A      8.78%
   Partners Portfolio.........................    301 10.76   3,236    0.60%     N/A     -2.83%
Strong Opportunity Fund II....................  2,153 14.49  31,194    0.43%     N/A     -3.70%
Strong Variable Insurance Funds, Inc.-
   Mid Cap Growth Fund II.....................  4,342 12.64  54,872    0.00%     N/A    -30.77%
Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund........................    100  9.05     901    4.35%     N/A     -5.09%
   Worldwide Emerging Markets Fund............    281 11.51   3,230    0.00%     N/A     -1.81%
   Worldwide Hard Assets Fund.................    640 11.79   7,547    1.24%     N/A    -10.45%
   Worldwide Real Estate Fund.................    117 12.33   1,437    2.67%     N/A      5.34%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  5,966  6.70  40,001    4.29%     N/A    -21.20%
   Fidelity VIP Growth Portfolio.............. 10,957  6.88  75,354    0.02%     N/A    -17.87%
Variable Insurance Products Fund II (VIP II)-
   Fidelity VIP II Contrafund Portfolio.......  3,479  8.15  28,341    0.17%     N/A    -12.47%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the separate account. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invest.
 **The ratios include only those expense that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded. There are no charges that result in a direct reduction to unit values.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented.

                  Business Men's Assurance Company of America

              Consolidated Financial Statements as of and for the
                 Years Ended December 31, 2003, 2002 and 2001,
                       and Independent Auditors' Report

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                 ---------
Independent Auditors' Reports...................................................................   F-1-F-2
Consolidated Financial Statements as of and for the Years Ended December 31, 2003, 2002 and
  2001:
 Consolidated Balance Sheets as of December 31, 2003 and December 31, 2002 (Predecessor
   Basis).......................................................................................   F-3-F-4
 Consolidated Statements of (Loss) Income for the Period from May 1, 2003 to December 31,
   2003, the Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and the Years
   ended December 31, 2002 and 2001 (Predecessor Basis).........................................       F-5
 Consolidated Statements of Comprehensive (Loss) Income for the Period from May 1, 2003 to
   December 31, 2003, the Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and
   the Years ended December 31, 2002 and 2001 (Predecessor Basis)...............................       F-6
 Consolidated Statements of Stockholder's Equity for the Period from May 1, 2003 to December
   31, 2003, the Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and the Years
   ended December 31, 2002 and 2001 (Predecessor Basis).........................................       F-7
 Consolidated Statements of Cash Flows for the Period from May 1, 2003 to December 31, 2003, the Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and the Years ended
   December 31, 2002 and 2001 (Predecessor Basis)...............................................  F-8-F-10
 Notes to Consolidated Financial Statements for the Period from May 1, 2003 to December 31,
   2003, the Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and the Years
   ended December 31, 2002 and 2001 (Predecessor Basis)......................................... F-11-F-36

                         INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder of
Business Men's Assurance Company of America

   We have audited the accompanying consolidated balance sheet of Business Men's Assurance Company of America as of December 31, 2003 (Successor Company balance sheet) and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows for the periods from May 1, 2003 to December 31, 2003 (Successor Company operations) and January 1, 2003 to April 30, 2003 (Predecessor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such 2003 financial statements referred to above present fairly, in all material respects, the financial position of Business Men's Assurance Company of America as of December 31, 2003, and the results of their operations and their cash flows for the periods from January 1, 2003 to April 30, 2003 and May 1, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the consolidated financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

/s/ Deloitte & Touche LLP

Greenville, South Carolina
April 29, 2004

                        Report of Independent Auditors

The Board of Directors and Shareholder
Business Men's Assurance Company of America

   In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of (loss) income, comprehensive (loss) income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Business Men's Assurance Company of America and its subsidiaries (the Company) at December 31, 2002, and the results of their operations and their cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          /s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                          CONSOLIDATED BALANCE SHEETS

                December 31, 2003 and 2002 (Predecessor Basis)
                                (In Thousands)

                                                                                                  Predecessor
                                                                                                     Basis
                                                                                          2003       2002
                                                                                       ---------- -----------
ASSETS:
   Investments (Note 3):
       Securities available-for-sale, at fair value:
          Fixed maturities (amortized cost--$1,302,324 in 2003 and $1,547,885 in 2002).................................................................. $1,295,979 $1,588,341
          Equity securities (cost--$18,524 in 2003 and $32,925 in 2002)...............     22,412     27,774
       Mortgage loans on real estate, net of allowance for credit losses of $0 in
         2003 and $1,070 in 2002......................................................    442,591    626,134
       Policy loans...................................................................     50,860     53,755
       Short-term investments.........................................................     97,448        721
       Other..........................................................................     26,282     18,920
                                                                                       ---------- ----------
              Total investments.......................................................  1,935,572  2,315,645
   Cash...............................................................................      4,053     71,471
   Accrued investment income..........................................................     14,169     18,477
   Premium and other receivables......................................................     16,462     14,150
   Current income taxes receivable (Note 7)...........................................     20,007      7,226
   Deferred income taxes (Note 7).....................................................      7,054         --
   Value of business acquired.........................................................     43,672         --
   Deferred policy acquisition costs..................................................     13,620    166,851
   Property, equipment and software (Note 6)..........................................        552      1,676
   Reinsurance recoverables:
       Paid and unpaid benefits ceded.................................................      6,568     34,031
       Future policyholder benefits ceded.............................................    139,115    195,688
   Prepaid reinsurance costs (Note 10)................................................         --     29,473
   Receivable from affiliates (Note 10)...............................................      1,530      6,514
   Other assets.......................................................................     39,892     10,541
   Assets held in separate accounts...................................................     94,783    195,224
                                                                                       ---------- ----------
TOTAL ASSETS.......................................................................... $2,337,049 $3,066,967
                                                                                       ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                          CONSOLIDATED BALANCE SHEETS

                December 31, 2003 and 2002 (Predecessor Basis)
                       (In Thousands, Except Share Data)

                                                                                                     Predecessor
                                                                                                        Basis
                                                                                            2003        2002
                                                                                         ----------  -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities:
       Future policy benefits:
          Life and annuity (Notes 4 and 10)............................................. $1,568,725  $1,617,039
          Health........................................................................     43,202     110,465
       Contract account balances (Note 4)...............................................    269,587     361,327
       Policy and contract claims.......................................................     12,757      79,651
       Unearned revenue reserve.........................................................         --       4,177
       Other policyholder funds.........................................................      9,390       9,733
       Deferred income taxes (Note 7)...................................................         --      71,781
       Payable to affiliate (Note 10)...................................................      1,377          --
       Other liabilities (Note 12)......................................................     88,004      43,555
       Liabilities related to separate accounts (Note 4)................................     94,783     195,224
                                                                                         ----------  ----------
              Total liabilities.........................................................  2,087,825   2,492,952

   Commitments and contingencies (Note 5)

   Stockholder's equity (Notes 2 and 11):
       Preferred stock of $1 par value per share; authorized 3,000,000 shares, none
         issued and outstanding.........................................................         --          --
       Common stock of $1 par value per share; authorized 24,000,000 shares,
         5,114,112 and 12,000,000 shares issued and outstanding at December 31,
         2003 and 2002, respectively....................................................      5,114      12,000
       Paid-in capital..................................................................    255,572      40,106
       Accumulated other comprehensive (loss) income....................................     (2,874)     15,883
       Retained (deficit) earnings......................................................     (8,588)    506,026
                                                                                         ----------  ----------
              Total stockholder's equity................................................    249,224     574,015
                                                                                         ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.............................................. $2,337,049  $3,066,967
                                                                                         ==========  ==========

                                                                    (Concluded)

                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   CONSOLIDATED STATEMENTS OF (LOSS) INCOME

                 Period from May 1, 2003 to December 31, 2003,
                 Period from January 1, 2003 to April 30, 2003
                      (Predecessor Basis) and Years ended
                December 31, 2002 and 2001 (Predecessor Basis)
                                (In Thousands)

                                                                            Predecessor Basis
                                                                   ----------------------------------
                                                      May 1, 2003  January 1, 2003
                                                           to            to
                                                      December 31,    April 30,
                                                          2003          2003         2002      2001
                                                      ------------ --------------- --------  --------
REVENUES:
   Premiums:
       Life and annuity premiums.....................   $  9,263      $ 86,480     $254,864  $202,493
       Health premiums...............................         --         2,337        6,254     5,057
   Other insurance considerations....................     14,814         7,669       29,229    29,140
   Net investment income (Note 3)....................     57,325        45,293      156,846   177,256
   Realized gains (losses), net (Note 3).............        462        10,504      (10,095)    4,753
   Other income......................................         12         8,266       20,049    21,777
                                                        --------      --------     --------  --------
          Total revenues.............................     81,876       160,549      457,147   440,476
                                                        --------      --------     --------  --------
BENEFITS AND EXPENSES:
   Life and annuity benefits.........................     29,948        62,305      158,368   143,022
   Health benefits...................................         --           602        2,035     1,770
   Increase in policy liabilities including interest
     credited to account balances....................     36,423        42,381      139,925   129,067
   Commissions.......................................     15,817        33,271      102,184    69,641
   Increase in deferred policy acquisition costs.....    (14,563)       (9,599)     (37,646)  (20,842)
   Amortization of value of business acquired........      2,644            --           --        --
   Taxes, licenses and fees..........................      1,165         1,343        1,363     2,614
   Other operating costs and expenses................     23,633        23,267       69,209    56,508
                                                        --------      --------     --------  --------
          Total benefits and expenses................     95,067       153,570      435,438   381,780
                                                        --------      --------     --------  --------
(LOSS) INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX EXPENSE..........................    (13,191)        6,979       21,709    58,696
INCOME TAX (BENEFIT) EXPENSE (Note 7)................     (4,603)          764        8,062    20,504
                                                        --------      --------     --------  --------
(LOSS) INCOME FROM CONTINUING
  OPERATIONS.........................................     (8,588)        6,215       13,647    38,192
DISCONTINUED OPERATIONS (Note 13):
   (Loss) gain from discontinued operations, net of
     income tax (benefit) expense of ($205) in 2003,
     $259 in 2002 and ($365) in 2001.................         --          (380)         480      (855)
   Gain on disposal of discontinued segment, net of
     income tax expense of $175 in 2002 and $400 in
     2001............................................         --            --          325       750
                                                        --------      --------     --------  --------
       (Loss) gain from discontinued operations......         --          (380)         805      (105)
                                                        --------      --------     --------  --------
NET (LOSS) INCOME....................................   $ (8,588)     $  5,835     $ 14,452  $ 38,087
                                                        ========      ========     ========  ========

                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME

                 Period from May 1, 2003 to December 31, 2003,
       Period from January 1, 2003 to April 30, 2003 (Predecessor Basis)
        and Years ended December 31, 2002 and 2001 (Predecessor Basis)
                                (In Thousands)

                                                                              Predecessor Basis
                                                                     ----------------------------------
                                                        May 1, 2003  January 1, 2003
                                                             to            to
                                                        December 31,    April 30,
                                                            2003          2003         2002      2001
                                                        ------------ --------------- --------  --------
NET (LOSS) INCOME......................................   $ (8,588)      $ 5,835     $ 14,452  $ 38,087
                                                          --------       -------     --------  --------
OTHER COMPREHENSIVE INCOME:
Unrealized holding (losses) gains arising during period     (3,216)        1,247       36,804    25,207
Less realized (gains) losses included in net income....       (462)       10,396      (10,510)  (12,234)
                                                          --------       -------     --------  --------
   Net unrealized (losses) gains.......................     (2,754)       (9,149)      47,314    37,441
MINIMUM PENSION LIABILITY..............................       (723)           --           --        --
EFFECT ON DEFERRED POLICY ACQUISITION
  COSTS................................................       (944)       (2,246)     (10,614)  (10,826)
EFFECT ON UNEARNED REVENUE RESERVE.....................         --           (59)         457       724
RELATED DEFERRED INCOME TAXES..........................      1,547         4,009      (13,005)   (6,569)
                                                          --------       -------     --------  --------
OTHER COMPREHENSIVE (LOSS) INCOME......................     (2,874)       (7,445)      24,152    20,770
                                                          --------       -------     --------  --------
COMPREHENSIVE (LOSS) INCOME............................   $(11,462)      $(1,610)    $ 38,604  $ 58,857
                                                          ========       =======     ========  ========


                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                 Period from May 1, 2003 to December 31, 2003,
     Period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and
          Years ended December 31, 2002 and 2001 (Predecessor Basis)
                       (In Thousands, Except Share Data)

                                                                            Accumulated
                                                                               Other
                                              Common   Paid-in   Retained  Comprehensive
                                              Stock    Capital   Earnings  Income (Loss)   Total
                                             -------  --------  ---------  ------------- ---------
Predecessor Basis:
   Balance at January 1, 2001............... $12,000  $ 40,106  $ 453,487    $(29,039)   $ 476,554
       Net income...........................      --        --     38,087          --       38,087
       Net change in unrealized holding
         gains..............................      --        --         --      20,770       20,770
                                             -------  --------  ---------    --------    ---------
   Balance at December 31, 2001.............  12,000    40,106    491,574      (8,269)     535,411
Predecessor Basis:
       Net income...........................      --        --     14,452          --       14,452
       Net change in unrealized holding
         gains..............................      --        --         --      24,152       24,152
                                             -------  --------  ---------    --------    ---------
   Balance at December 31, 2002.............  12,000    40,106    506,026      15,883      574,015
Predecessor Basis:
       Redemption of 6,885,888 shares.......  (6,886)  (40,106)  (201,614)         --     (248,606)
       Distribution of net reinsurance
         contracts to parent................      --        --   (110,928)         --     (110,928)
       Net income...........................      --        --      5,835          --        5,835
       Net change in unrealized holding
         gains..............................      --        --         --      (7,445)      (7,445)
                                             -------  --------  ---------    --------    ---------
   Balance at April 30, 2003................ $ 5,114  $     --  $ 199,319    $  8,438    $ 212,871
                                             =======  ========  =========    ========    =========

   Balance at May 1, 2003................... $ 5,114  $185,572  $      --    $     --    $ 190,686
       Capital contribution from parent.....      --    70,000         --          --       70,000
       Net loss.............................      --        --     (8,588)         --       (8,588)
       Net change in unrealized holding
         losses.............................      --        --         --      (2,874)      (2,874)
                                             -------  --------  ---------    --------    ---------
   Balance at December 31, 2003............. $ 5,114  $255,572  $  (8,588)   $ (2,874)   $ 249,224
                                             =======  ========  =========    ========    =========

                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Period from May 1, 2003 to December 31, 2003,
       Period from January 1, 2003 to April 30, 2003 (Predecessor Basis)
        and Years ended December 31, 2002 And 2001 (Predecessor Basis)
                                (In Thousands)

                                                                                 Predecessor Basis
                                                                        ----------------------------------
                                                           May 1, 2003  January 1, 2003
                                                                to            to
                                                           December 31,    April 30,
                                                               2003          2003         2002      2001
                                                           ------------ --------------- --------  --------
OPERATING ACTIVITIES:
 Net (loss) income........................................   $ (8,588)     $  5,835     $ 14,452  $ 38,087
 Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred income tax expense (benefit)..................      1,275          (139)      17,103    18,070
   Realized (gains) losses, net...........................       (462)      (10,504)      10,095    (4,753)
   Gain on sale of discontinued segment...................         --            --         (500)   (1,150)
   Gain on sale of subsidiary.............................         --        (2,792)          --        --
   Loss on sale of home office building...................         --            --        5,560        --
   Premium amortization, net..............................     21,185         3,414        5,493     1,242
   Policy loans lapsed in lieu of surrender benefits......       (141)        4,427        2,209     2,574
   Depreciation...........................................         53           199        1,023     1,856
   Amortization...........................................      2,644            --           --       782
   Changes in assets and liabilities:
     Decrease (increase) in accrued investment
       income.............................................      1,620         2,688        2,346       (12)
     (Increase) decrease in receivables and reinsurance
       recoverables.......................................    (11,234)       (9,130)     (12,475)    6,611
     Policy acquisition costs deferred....................    (14,905)      (12,765)     (55,995)  (45,239)
     Policy acquisition costs amortized...................        342         8,968       24,595    24,397
     Increase in income taxes receivable..................    (12,033)       (1,327)      (5,044)   (3,022)
     Increase in prepaid reinsurance costs................         --       (16,645)     (29,473)       --
     (Decrease) increase in accrued policy benefits,
       claim reserves, unearned revenues and
       policyholder funds.................................    (32,175)       17,024       33,251    19,015
     Interest credited to policyholder accounts...........     55,152        28,149       71,429    77,198
     (Decrease) increase in other assets and other
       liabilities, net...................................    (20,519)       25,294      (10,605)  (11,820)
     Other, net...........................................         --            --          897       211
                                                             --------      --------     --------  --------
       Net cash (used in) provided by operating
         activities.......................................    (17,786)       42,696       74,361   124,047
                                                             --------      --------     --------  --------

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Period from May 1, 2003 to December 31, 2003,
       Period from January 1, 2003 to April 30, 2003 (Predecessor Basis)
        and Years ended December 31, 2002 and 2001 (Predecessor Basis)
                                (In Thousands)

                                                                                   Predecessor Basis
                                                                         ------------------------------------
                                                            May 1, 2003  January 1, 2003
                                                                 to            to
                                                            December 31,    April 30,
                                                                2003          2003          2002       2001
                                                            ------------ --------------- ---------  ---------
INVESTING ACTIVITIES:
 Purchases of investments:
   Securities available-for-sale:
     Fixed maturities......................................  $(677,253)     $(126,418)   $(890,083) $(752,954)
     Equity securities.....................................     (3,827)            --      (12,877)   (50,371)
   Mortgage and policy loans...............................   (150,209)       (10,809)     (23,993)   (70,296)
   Other...................................................    (50,310)        (2,325)      (7,257)    (7,880)
 Sales, calls or maturities of investments:
   Maturities and calls of securities available-for-sale--
     fixed maturities......................................    229,132        249,111      301,130    190,834
   Sales of securities available-for-sale:
     Fixed maturities......................................    186,353        400,751      344,602    388,429
     Equity securities.....................................      8,240            941       65,621     58,556
   Mortgage and policy loans...............................    270,503         91,147      192,123    112,148
   Other...................................................     45,309            717        5,985      6,789
 Purchase of property, equipment and software..............       (384)            (6)        (120)    (1,111)
 Proceeds from sale of property and equipment..............         --          1,019        3,033         --
 Net (increase) decrease in short-term investments.........    (96,727)           107        1,216      2,175
 Proceeds from sale of subsidary...........................         --         17,551           --         75
                                                             ---------      ---------    ---------  ---------
       Net cash (used in) provided by investing
         activities........................................   (239,173)       621,786      (20,620)  (123,606)
                                                             ---------      ---------    ---------  ---------
FINANCING ACTIVITIES:
 Capital contribution from parent..........................     70,000             --           --         --
 Net cash payment to transfer liabilities..................    (19,573)      (231,945)          --         --
 Redemption of common shares...............................         --       (248,606)          --         --
 Deposits from interest sensitive and investment-type
   contracts...............................................    167,640         57,378      207,462    301,207
 Withdrawals from interest sensitive and investment-
   type contracts..........................................   (153,641)       (88,611)    (247,747)  (320,524)
 Net proceeds from other borrowing.........................         --             --        7,813     37,910
 Retirement of other borrowing.............................    (25,633)        (1,950)     (16,303)   (33,150)
                                                             ---------      ---------    ---------  ---------
       Net cash provided by (used in) financing
         activities........................................     38,793       (513,734)     (48,775)   (14,557)
                                                             ---------      ---------    ---------  ---------

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Period from May 1, 2003 to December 31, 2003,
       Period from January 1, 2003 to April 30, 2003 (Predecessor Basis)
        and Years ended December 31, 2002 and 2001 (Predecessor Basis)
                                (In Thousands)

                                                           Predecessor Basis
                                                   --------------------------------
                                      May 1, 2003  January 1, 2003
                                           to            to
                                      December 31,    April 30,
                                          2003          2003        2002     2001
                                      ------------ --------------- ------- --------
NET (DECREASE) INCREASE IN CASH......  $(218,166)     $150,748     $ 4,966 $(14,116)
CASH:
 Beginning of period.................    222,219        71,471      66,505   80,621
                                       ---------      --------     ------- --------
 End of period.......................  $   4,053      $222,219     $71,471 $ 66,505
                                       =========      ========     ======= ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
 Cash paid for income taxes..........  $   6,155      $    254     $ 3,565 $  5,491
                                       =========      ========     ======= ========
 Interest paid on borrowings.........  $     114      $    469     $ 1,649 $  1,791
                                       =========      ========     ======= ========

                                                                    (Concluded)


                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 Period from May 1, 2003 to December 31, 2003,
       Period from January 1, 2003 to April 30, 2003 (Predecessor Basis)
        and Years ended December 31, 2002 and 2001 (Predecessor Basis)

1. Summary of Significant Accounting Policies

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

  Acquisition by Royal Bank of Canada

   On May 1, 2003, LLIC purchased 100% of the Company from Generali Finance B.V. (the former direct parent of the Company, ultimately owned by Assicurazioni Generali, S.p.A., an Italian insurance company) ("Generali") for $185.3 million. The Company operates as a wholly owned stock subsidiary of LLIC. On May 1, 2003, immediately prior to the closing of the sale to LLIC, the Company entered into a series of transactions as follows:

  . The Company sold its mutual fund subsidiary, Jones & Babson ("J&B") to RBC Dain Rauscher, an affiliate of LLIC, for $19.2 million. This transaction resulted in the recognition of a gain on the sale of $2.8 million, net of related taxes, which is included in other income. The results of operations of this discontinued operation for all previous periods are not material to the financial statements of the Company.

  . The Company redeemed 6,885,888 shares of common stock from Generali for $248.6 million.

  . The Company transferred its assumed in-force reinsurance block of business to its then parent, Generali, under an Assumption and Coinsurance Agreement. Under the terms of the agreement, the Company paid $251.5 million to transfer the net liabilities related to this in-force block of business. This transaction generated an equity distribution of $110.9 million, net of related deferred income taxes, to its former parent, Generali. It is expected that substantially all treaties covered by the Assumption and Coinsurance Agreement will be novated by the end of 2004 effectively releasing the Company from any credit risks related to these contracts.

   The acquisition of the Company by LLIC was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. LLIC used push down accounting to allocate the purchase price to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on May 1, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following summarizes the balance sheet of the Company after the acquisition on May 1, 2003:

             Assets acquired:
                Investments............................ $1,718,569
                Cash...................................    222,219
                Value of business acquired.............     46,316
                Separate account assets................    179,346
                Reinsurance recoverable................    829,896
                Other assets...........................     65,046
                                                        ----------
             TOTAL ASSETS.............................. $3,061,392
                                                        ==========
             Liabilities assumed:
                Future policy benefits................. $2,185,001
                Contract account balances..............    346,899
                Separate account liabilities...........    179,346
                Other liabilities......................    159,460
                                                        ----------
             TOTAL LIABILITIES.........................  2,870,706
             Consideration:
                Cash paid for net assets...............    185,321
                Capitalized transaction costs..........      5,365
                                                        ----------
             STOCKHOLDER'S EQUITY......................    190,686
                                                        ----------
             TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY $3,061,392
                                                        ==========

   As a result of the acquisition, the consolidated balance sheet for the period subsequent to the acquisition has different carrying values for certain assets and liabilities than those for periods prior to the acquisition and, therefore, are not directly comparable. In addition, to the extent the realization of such assets and satisfaction of such liabilities affect operations, net income may not be comparable to periods prior to the acquisition. For the periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

   On December 31, 2003, at management's request, the Missouri Department of Insurance transferred the supervision of the Company to the South Carolina Department of Insurance.

  Principles of Consolidation and Basis of Presentation

   The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

  Use of Estimates

   The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policyholder benefits, policy and contract claims, deferred policy acquisition costs, value of business acquired and investment and deferred tax valuation allowances.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs ("DPAC") and related deferred income taxes are reported as unrealized gains or losses directly in accumulated other comprehensive income (loss). The DPAC offset to the unrealized gains or losses represents a valuation adjustment or reinstatement of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Declines in fair value of individual available-for-sale securities below their cost that are determined to be other-than-temporary impairments result in write-downs of the individual securities to their fair values. The related write-downs have been included in earnings as realized losses. The other-than-temporary determination is based on a periodic review that includes an analysis of the facts and circumstances of each individual investment such as length of time the fair value has been below cost, the expectation for that security's performance, the credit worthiness of the issuer and the Company's intent and ability to hold the security to maturity.

   Realized gains and losses on sales of investments and declines in value considered to be other-than-temporary are recognized in net income on the specific identification basis.

   Mortgage loans and mortgage-backed securities are carried at unpaid principal balances, net of unamortized premiums and discounts and valuation allowances for other-than-temporary declines in value. The Company discontinues the accrual of interest on mortgage loans that are more than 90 days delinquent.

   Policy loans are carried at unpaid balances.

  Impairment of Loans

   SFAS No. 114, Accounting by Creditors for Impairment of a Loan, and SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures, require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

  Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses that are directly related and incremental to the issuance of policies are deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 30 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 30 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest expense and surrender experience. For investment-type products, the amortization period is 20 years. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Predecessor Company's deferred policy acquisition costs were amortized over a period of not more than 25 years for all types of policies and investment-type products.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

  Value of Business Acquired

   Value of business acquired represents the lower of purchase cost or the present value of future profits expected to be generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to either the present value of estimated gross profits from universal life-type insurance and investment-type products or the present value of premiums for traditional insurance products.

  Derivatives

   The Company markets equity-indexed annuities. These contracts have an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) or Dow Jones Industrial Average index. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. These options act as an economic hedge, as changes in the fair market values are recognized in net investment income. For all periods presented, activity reflected in net investment income related to these options was not significant.

  Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of deferred policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from estimates of mortality, interest expense and surrender expense.

  Investment Income

   Fixed maturity premiums and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method that considers the estimated timing and amount of prepayments of underlying mortgage

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and those prepayments currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

  Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates grade from 2.72% to 6.45% over 10 years; withdrawal rates for individual life policies are based on Company experience; and mortality rates are based on mortality tables that consider Company experience.

   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   For guaranteed investment contracts ("GICs"), the liability is computed as the present value of future cash flows using a market interest rate of 4.03%. Predecessor Company computed GIC liabilities at the original deposit amount plus accrued interest guaranteed to the contract holder.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The net amount of benefits payable included in the future policy benefit reserves and policy and contract claims, less the amounts recoverable from reinsurers for December 31, 2003 and 2002 was $234,000 and $7,621,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 7.25%. Claim termination rates are based on industry tables.

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

  Income Taxes

   Income taxes are computed using the liability method required by SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred income tax assets and liabilities are determined based on the differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and law that will be in effect when the differences are expected to reverse. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not.

   Prior to May 1, 2003, the Company and its subsidiaries filed a consolidated tax return. After May 1, 2003, the Company is included in the consolidated tax return of LLIC. Net federal income taxes (or benefits) are to be allocated between the companies included in the consolidation based upon the provisions of a written agreement approved by the Board of Directors. In general, under this agreement, allocation is based upon separate return calculations with current credit for net losses utilized by the consolidated group.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Separate Accounts

   These accounts arise from three lines of business - variable annuities, variable universal life and insured GICs. The separate account assets are legally segregated and are not subject to the claims that may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value because the policy owners assume the underlying investment risks. Investment income and gains or losses arising from the variable line of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $26,669,000 on December 31, 2003 and $20,811,000 on December 31, 2002.

   The assets of the GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income (loss).

   The liabilities are reported at the present value of future cash flows using a market interest rate of 4.08%. Investment income and gains or losses arising from GIC investments are included in investment income in the accompanying consolidated statements of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statements of operations. Separate account assets and liabilities for the GIC line of business totaled $68,114,000 on December 31, 2003 and $174,413,000 on December 31, 2002.

  Cash and cash equivalents

   Cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  Property, Equipment and Software

   Property, equipment and software are generally valued at cost, including development costs, less allowances for depreciation and other-than-temporary declines in value. Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

  Impairment of Long-Lived Assets

   The Company reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If long-lived assets are impaired, the Company recognizes an impairment loss measured as the amount by which the carrying value of the assets exceeds the estimated fair value of the assets.

  Intangible Assets

   Goodwill of $9,193,000 at December 31, 2002, net of accumulated amortization of $6,455,000, resulting from the acquisition of a subsidiary, was included in other assets. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, amortization of goodwill was discontinued on January 1, 2002. Under SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA for impairment or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Intangible assets that have finite lives will continue to be amortized over their useful lives. For the year ended December 31, 2001, goodwill was amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000. The subsidiary was sold in May 2003 and the carrying amount of goodwill was included in the calculation of the gain on sale.

  Reinsurance and Other Contract Deposits

   In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises under various types of contracts including coinsurance and excess coverage. The Company's automatic retention limit per individual life ranges between $200,000 and $1,000,000 depending upon the underwriting class and issue age of the policyholder.

   Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as reinsurance recoverables in the accompanying balance sheets, and commissions and expense allowances received in connection with reinsurance ceded have been recorded in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

  Fair Values of Financial Instruments

   SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2003 and 2002 (in thousands):

                                                                     Predecessor Basis
                                               December 31, 2003     December 31, 2002
                                             --------------------- ---------------------
                                              Carrying    Fair      Carrying    Fair
                                               Amount     Value      Amount     Value
                                             ---------- ---------- ---------- ----------
Fixed maturities (Note 3)................... $1,295,979 $1,295,979 $1,588,341 $1,588,341
Equity securities (Note 3)..................     22,412     22,412     27,774     27,774
Mortgage loans on real estate...............    442,591    441,424    626,134    672,273
Policy loans................................     50,860     48,110     53,755     50,612
Short-term investments......................     97,448     97,448        721        721
Cash........................................      4,053      4,053     71,471     71,471
Reinsurance recoverables:
   Paid and unpaid benefits.................      6,568      6,568     34,031     34,031
   Future policyholder benefits.............    139,115    139,115    195,688    195,688
Assets held in separate accounts............     94,783     94,783    195,224    196,922
Investment-type insurance contracts (Note 4)  1,196,541  1,136,794  1,268,595  1,256,937
Borrowed money (Note 12)....................         --         --     26,990     25,963

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

   Investment Securities--Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Reinsurance Recoverables--The carrying values of reinsurance recoverables approximate their fair values.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Liabilities for Borrowed Money--The fair value for borrowed money is estimated using a discounted interest rate that is commensurate with the Company's current borrowing rate.

  Postretirement Benefits

   The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

  Comprehensive Income (Loss)

   Unrealized gains and losses on available-for-sale securities and the change in the minimum pension liability are included in other accumulated comprehensive income (loss) in stockholder's equity. Other comprehensive income
(loss) excludes net investment gains (losses) included in net income that represent transfers from unrealized to realized gains and losses. These amounts are net of income taxes and adjustments to deferred policy acquisition costs and value of insurance in force acquired.

  Reclassifications

   Certain amounts for 2002 and 2001 have been reclassified to conform to the current year presentation.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Statutory Accounting Practices

   In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Company prepares its statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual.

  New Accounting Pronouncements

   During January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities". FIN 46 requires that if an entity has a controlling financial interest in a variable interest entity, the assets, liabilities and results of activities of the variable interest entity should be included in the consolidated financial statements of the entity. FIN 46 is effective for the Company for the period beginning January 1, 2005. The Company has not completed the process of determining the effect, if any, that the adoption of FIN 46 will have on the Company's financial position or results of operations, however, the Company does not believe that the adoption of this new standard will have any significant effect on the Company's financial position or results of operations.

   During April 2003, the FASB issued Statement of Financial Accounting Standards No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133. SFAS 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The guidance should be applied prospectively. The adoption of SFAS 149 did not have any impact on our operating results or financial position as we do not have any derivative instruments that are affected by FAS 149.

   During May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 ("SFAS 150"), "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have any impact on our operating results or financial position as we do not have any financial instruments with characteristics of both liabilities and equity that are not already classified as liabilities.

2. Dividend Limitations

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval of the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholders' surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2003. The Company's capital and surplus exceed the NAIC's Risk-Based Capital requirements at the end of 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   As of December 31, 2003 and 2002, the Company's statutory stockholder's equity was $136,101,000 and $256,897,000, respectively. Statutory net gain from operations before realized capital gains and net income for each of the three years in the period ended December 31, 2003 were as follows (in thousands):

                                                               2003     2002     2001
                                                              ------- --------  ------
Net gain (loss) from operations before realized capital gains $24,523 $(23,495) $1,915
Net income (loss)............................................  33,036  (40,394)     32

3. Investment Operations

   The Company's investments in securities available-for-sale at December 31, 2003 and 2002 are summarized as follows (in thousands):

                                                                  December 31, 2003
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized
                                                       Cost       Gains      Losses   Fair Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Treasury securities and obligations of U.S.
     government corporations and agencies........... $  201,878  $   526    $   (814) $  201,590
   Obligations of states and political subdivisions.      6,863       21          (8)      6,876
   Corporate securities.............................    525,675    4,042      (6,124)    523,593
   Mortgage-backed securities.......................    567,908    2,800      (6,788)    563,920
                                                     ----------  -------    --------  ----------
Total fixed maturities..............................  1,302,324    7,389     (13,734)  1,295,979
Equity securities...................................     18,524    3,892          (4)     22,412
                                                     ----------  -------    --------  ----------
                                                     $1,320,848  $11,281    $(13,738) $1,318,391
                                                     ==========  =======    ========  ==========

                                                         Predecessor Basis December 31, 2002
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized
                                                       Cost       Gains      Losses   Fair Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Treasury securities and obligations of U.S.
     government corporations and agencies........... $  154,918  $ 3,136    $     --  $  158,054
   Obligations of states and political subdivisions.      2,923      186          --       3,109
   Debt securities issued by foreign governments....      1,000       --          --       1,000
   Corporate securities.............................    493,234   23,769      (4,232)    512,771
   Mortgage-backed securities.......................    895,810   18,349        (752)    913,407
                                                     ----------  -------    --------  ----------
Total fixed maturities..............................  1,547,885   45,440      (4,984)  1,588,341
Equity securities...................................     32,925      110      (5,261)     27,774
                                                     ----------  -------    --------  ----------
                                                     $1,580,810  $45,550    $(10,245) $1,616,115
                                                     ==========  =======    ========  ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The amortized cost and estimated fair value of fixed maturity securities at December 31, 2003, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date (in thousands):

                                                Amortized
                                                  Cost     Fair Value
                                                ---------- ----------
          Due in one year or less.............. $  111,019 $  111,111
          Due after one year through five years    301,644    302,674
          Due after five years through 10 years    128,900    128,921
          Due after 10 years...................    192,853    189,353
                                                ---------- ----------
                                                   734,416    732,059
          Mortgage-backed securities...........    567,908    563,920
                                                ---------- ----------
          Total fixed maturity securities...... $1,302,324 $1,295,979
                                                ========== ==========

   The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2003 and 2002 are as follows (in thousands):

                                              Predecessor
                                                 Basis
                                       2003      2002
                                     -------- -----------
                      State:
                         Florida.... $ 42,539  $ 44,657
                         Missouri...   40,803    54,349
                         Utah.......   31,429    40,528
                         Texas......   30,961    48,417
                         California.   29,437    43,969
                         Arizona....   29,220    46,399
                         Oklahoma...   24,522    34,491
                         Nevada.....   22,621    26,731
                         New Mexico.   17,468    18,345
                         Other......  173,591   268,248
                                     --------  --------
                                     $442,591  $626,134
                                     ========  ========

   Bonds, mortgage loans, preferred stocks and common stocks approximating $7,452,000 and $4,204,000 were on deposit with regulatory authorities at December 31, 2003 and 2002, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Set forth below is a summary of consolidated net investment income for the years ended December 31 2003, 2002 and 2001 (in thousands):

                                                                           Predecessor Basis
                                                                   ----------------------------------
                                                    May 1, 2003    January 1, 2003
                                                        to               to
                                                 December 31, 2003 April 30, 2003    2002      2001
                                                 ----------------- --------------- --------  --------
Fixed maturity:
   Bonds........................................      $30,074          $25,985     $ 92,003  $ 96,196
   Redeemable preferred stock...................            3                8          473     1,307
Equity securities:
   Common Stocks................................          381               35          739     2,204
   Nonredeemable preferred stocks...............           15               --           25        31
Mortgage loans on real estate...................       24,305           17,088       60,553    68,764
Policy Loans....................................        2,321            1,091        3,453     3,542
Short-term investments..........................          137              704        2,407     7,005
Other investments...............................        1,184            1,122         (141)      653
                                                      -------          -------     --------  --------
                                                       58,420           46,033      159,512   179,702
                                                      -------          -------     --------  --------
Less:
Net investment income from discontinued
  operations....................................           --                6           40       154
Investment expenses.............................        1,095              734        2,626     2,292
                                                      -------          -------     --------  --------
Net investment income from continuing operations      $57,325          $45,293     $156,846  $177,256
                                                      =======          =======     ========  ========

   Realized gains (losses) on securities disposed of during the years ended December 31, 2003, 2002 and 2001 consisted of the following (in thousands):

                                                      Predecessor Basis
                                              ---------------------------------
                               May 1, 2003    January 1, 2003
                                   to               to
                            December 31, 2003 April 30, 2003    2002      2001
                            ----------------- --------------- --------  -------
Fixed maturity securities:
   Gross realized gains....      $ 2,817          $13,966     $  7,050  $ 5,914
   Gross realized losses...       (1,994)          (5,388)     (19,824)  (6,461)
Equity securities:
   Gross realized gains....           --               --        7,862    8,827
   Gross realized losses...           --               --      (13,655)  (5,658)
Other investments..........         (361)           1,926        8,472    2,131
                                 -------          -------     --------  -------
Net realized gains (losses)      $   462          $10,504     $(10,095) $ 4,753
                                 =======          =======     ========  =======

   Sales of investments in securities, excluding maturities and calls, in the period from May 1, 2003 to December 31, 2003, resulted in gross realized gains of $2,797,000 and gross realized losses of $1,994,000. In the period from January 1, 2003 to April 30, 2003, sales of investments in securities, excluding maturities and calls, resulted in gross realized gains of $13,966,000 and gross realized losses of $5,388,000. Sales of investments, excluding maturities and calls, in 2002 and 2001 resulted in gross realized gains of $6,003,000 and $11,890,000

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA and gross realized losses of $4,116,000 and $3,735,000, respectively. No investments were written down during the period from May 1, 2003 to December 31, 2003. During the period from January 1, 2003 to April 30, 2003, several investments were written down by a total of $2,913,000 due to other-than-temporary declines in market value. During 2002, several investments were written down by a total of $14,682,000 due to other-than-temporary declines in market value. These write-downs were recognized in realized gains (losses).

   There were no non-income producing investments at December 31, 2003 and 2002.

4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31, 2003 and 2002 are as follows (in thousands):

                                                                       Predecessor Basis
                                                       2003                  2002
                                               --------------------- ---------------------
                                                Carrying    Fair      Carrying    Fair
                                                 Amount     Value      Amount     Value
                                               ---------- ---------- ---------- ----------
Guaranteed investment contracts............... $  225,828 $  225,828 $  319,687 $  338,401
Flexible and single premium deferred annuities    898,170    839,127    753,684    716,932
Separate accounts.............................     72,543     71,809    189,715    196,091
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,196,541 $1,136,764 $1,263,086 $1,251,424
                                               ========== ========== ========== ==========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

   The Company has a lease agreement for a district marketing and sales office in Kansas City, Missouri, which was commenced during 2003 and a lease for office equipment commencing in 2004. The office lease contains two optional five-year renewal terms. Rental expense amounted to $152,000 during the period from May 1, 2003 to December 31, 2003. As of December 31, 2003, the minimum future payments under these noncancelable operating leases for each of the next five years are as follows (in thousands):

                                  2004 $  251
                                  2005    334
                                  2006    368
                                  2007    385
                                  2008    188
                                       ------
                                       $1,526
                                       ======

   Total outstanding commitments to fund mortgage loans at December 31, 2003 were $6,750,000. There were no outstanding commitments to fund mortgage loans at December 31, 2002.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2003 and 2002, the Company accrued $820,000 and $293,000, respectively, for guaranty fund assessments. At December 31, 2003, a related asset of $593,000 was recorded to approximate future reductions in premium taxes in certain states. Expenses incurred for guaranty fund assessments were $(48,000) and $26,000 in the periods from May 1, 2003 to December 31, 2003 and January 1, 2003 to April 30, 2003, respectively. Expense incurred for the years ended December 31, 2002 and 2001 was $149,000 and $227,000, respectively.

   The Company is party to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a material adverse effect on the operations or financial position of the Company.

6. Property, Equipment and Software

   A summary of property, equipment and software and their respective depreciation rates is as follows:

                                                           Predecessor
                                          Rate of             Basis
                                        Depreciation 2003     2002
                                        ------------ ----  -----------
          Real estate..................       4%     $ --   $    208
          Less accumulated depreciation                --        (91)
                                                     ----   --------
                                                       --        117

          Leasehold improvements.......      20%      110         --
          Equipment and software.......      25%      495     12,980
          Less accumulated depreciation               (53)   (11,421)
                                                     ----   --------
                                                      552      1,559
                                                     ----   --------
                                                     $552   $  1,676
                                                     ====   ========

7. Federal Income Taxes

   Prior to May 1, 2003, the Company and its subsidiaries filed a consolidated tax return. After May 1, 2003, the Company is included in the consolidated tax return of LLIC. Net federal income taxes (or benefits) are to be allocated between the companies included in the consolidation based upon the provisions of a written agreement approved by the Board of Directors. In general, under this agreement, allocation is based upon separate return calculations with current credit for net losses utilized by the consolidated group. As part of this tax sharing agreement, the Company recorded a receivable from an affiliate of $3,776,000 that is included in current income taxes receivable.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31, 2003, 2002 and 2001 are as follows (in thousands):

                                                                              Predecessor Basis
                                                                      --------------------------------
                                                       May 1, 2003    January 1, 2003
                                                           to               to
                                                    December 31, 2003 April 30, 2003    2002     2001
                                                    ----------------- --------------- -------  -------
Current............................................      $(5,878)         $   698     $(8,609) $ 2,469
Deferred:
   Deferred policy acquisition costs...............        4,540            1,742      13,934    7,508
   Future policy benefits..........................        1,021            4,135         305    9,211
   Accrual of discount.............................          156               --         320      356
   Tax on realized gains greater than book.........         (971)             287      (1,155)    (663)
   Employee benefit plan...........................        4,684              412        (705)     870
   Net operating losses............................       (7,048)              --          --       --
   Other, net......................................       (1,107)          (6,715)      4,406      788
                                                         -------          -------     -------  -------
                                                           1,275             (139)     17,105   18,070
                                                         -------          -------     -------  -------
Total income tax expense...........................       (4,603)             559       8,496   20,539
Less income tax expense from discontinued
  operations.......................................           --             (205)        434       35
                                                         -------          -------     -------  -------
Total income tax expense from continuing operations      $(4,603)         $   764     $ 8,062  $20,504
                                                         =======          =======     =======  =======

   The Company did not record any valuation allowances against deferred tax assets at December 31, 2003 and 2002 because management believes it is more likely than not that such assets will be realized.

   Total income taxes vary from the amounts computed by applying the federal income tax rate of 35% to income before income tax expense for the following reasons for the years ended December 31, 2003, 2002 and 2001 (in thousands):

                                                                                Predecessor Basis
                                                                          ------------------------------
                                                           May 1, 2003    January 1, 2003
                                                               to               to
                                                        December 31, 2003 April 30, 2003   2002   2001
                                                        ----------------- --------------- ------ -------
Application of statutory rate to income before taxes on
  income...............................................      $(4,616)         $2,238      $8,032 $20,520
Sale of subsidiary.....................................           --            (977)         --      --
Miscellaneous adjustments..............................           13            (702)        464      19
                                                             -------          ------      ------ -------
                                                             $(4,603)         $  559      $8,496 $20,539
                                                             =======          ======      ====== =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components comprising the Company's deferred income tax assets and liabilities as of December 31, 2003 and 2002 are as follows (in thousands):

                                                            Predecessor
                                                               Basis
                                                    2003       2002
                                                  --------  -----------
        Deferred income tax assets:
           Unrealized investment losses.......... $  1,547   $ (3,738)
           Reserve for future policy benefits....   13,952         --
           Net operating losses..................    7,048         --
           Accrued expenses......................   11,403     15,700
                                                  --------   --------
        Total deferred income tax assets.........   33,950     11,962
        Deferred income tax liabilities:
           Deferred policy acquisition costs.....   (1,466)   (54,116)
           Reserve for future policy benefits....       --    (16,940)
           Value of business acquired............  (15,285)        --
           Investments...........................   (9,211)        --
           Other.................................     (934)   (12,687)
                                                  --------   --------
        Total deferred income tax liability......  (26,896)   (83,743)
                                                  --------   --------
        Net deferred income tax asset (liability) $  7,054   $(71,781)
                                                  ========   ========

   The Company's net operating loss carryforwards available to offset future taxable income total $20,138,000 and expire December 31, 2018.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87.0 million. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30.0 million.

   Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $51.7 million at December 31, 2003.

8. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who reached age 21 and completed one year of service. The plan, which was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provided for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates (the "Dollar-based Plan"). During 2003, approximately $4.0 million of annual benefits were paid between the two plans to the employees of the Company.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following table sets forth the plan's funded status at December 31, 2003 and 2002. The funded status at December 31, 2003 represents the Company's portion of the Dollar-based Plan (in thousands):

                                                                 Predecessor
                                                                    Basis
                                                         2003       2002
                                                       --------  -----------
    Change in benefit obligations:
       Benefit obligation at beginning of year........ $ 76,788    $70,678
       Service cost...................................      523      1,426
       Interest cost..................................    4,504      5,096
       Impact of sale and related transactions*.......  (12,216)        --
       Actuarial losses...............................    2,970      3,413
       Benefits paid..................................   (3,954)    (3,825)
                                                       --------    -------
    Benefit obligation at end of year.................   68,615     76,788

    Change in plan assets:
       Fair value of plan assets at beginning of year.   82,069     92,839
       Assets transferred to other plan*..............  (10,539)        --
       Actual return on plan assets...................    6,683     (6,945)
       Benefits paid..................................   (3,954)    (3,825)
                                                       --------    -------
    Fair value of plan assets at end of year..........   74,259     82,069
                                                       --------    -------
    Funded status of the plan.........................    5,644      5,281
    Unrecognized net actuarial (gain) loss............     (230)    11,038
    Unrecognized prior service cost...................       --        257
                                                       --------    -------
    Prepaid pension cost.............................. $  5,414    $16,576
                                                       ========    =======

--------
  *Plan assets and benefit obligations were reduced in 2003 as a result of the transfer of participants to other plans controlled by Generali.

   Net pension cost included the following components for the years ended December 31, 2003, 2002 and 2001:

                                                            Predecessor Basis
                                                           ------------------
                                                    2003     2002      2001
                                                  -------  --------  --------
  Service cost--benefits earned during the period $   523  $  1,426  $  1,317
  Interest cost on projected benefit obligation..   4,504     5,096     4,758
  Actual return on plan assets...................  (6,683)    6,945     6,487
  Net amortization and deferral..................   1,974   (14,779)  (17,202)
                                                  -------  --------  --------
  Net pension cost (benefit)..................... $   318  $ (1,312) $ (4,640)
                                                  =======  ========  ========

   The pension plan's weighted-average asset allocations are as follows:

                                    September 30, December 31,
                                        2003          2002
                                    ------------- ------------
                  Equity securities       60%          54%
                  Debt Securities..       39%          45%
                  Other............        1%           1%
                                         ---          ---
                     Total.........      100%         100%
                                         ===          ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets at September 30, 2003 and December 31, 2002 is a group pension investment contract which was issued by the Company. This contract balance was $39,831,000 and $37,367,000 at September 30, 2003 and December 31, 2002, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for senior executive officers, the chairman, and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not pre-funded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen effective September 30, 2003.

   The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                              Predecessor
                                                                 Basis
                                                      2003       2002
                                                    --------  -----------
       Change in benefit obligations:
          Benefit obligation at beginning of year.. $ 17,112   $ 19,358
          Service cost.............................       59        347
          Interest cost............................    1,358      1,145
          Impact of sale and related transactions*.    7,487         --
          Adjustments..............................       --     (1,969)
          Special termination benefits.............       --        127
          Actuarial losses.........................      723      1,957
          Benefits paid............................   (1,730)    (3,853)
                                                    --------   --------
       Benefit obligation at end of year........... $ 25,009   $ 17,112
                                                    ========   ========
       Funded status of the plan (underfunded)..... $(25,009)  $(17,112)
       Unrecognized net actuarial loss.............      723      5,667
       Unrecognized prior service cost.............       --        (91)
       Adjustment to recognized minimum liability..       --     (4,599)
                                                    --------   --------
                                                    $(24,286)  $(16,135)
                                                    ========   ========
       Accrued benefit liability................... $(25,009)  $(16,135)
       Minimum pension liability...................      723         --
                                                    --------   --------
       Net amount recognized....................... $(24,286)  $(16,135)
                                                    ========   ========

--------
  *Plans included change of control provisions which were triggered by the sale of the Company resulting in increases in the benefit obligation for certain participants.

   Net pension cost included the following components for the years ended December 31, 2003, 2002 and 2001 (in thousands):

                                                             Predecessor Basis
                                                             -----------------
                                                       2003   2002     2001
                                                      ------  ------   ------
      Service cost--benefits earned during the period $   59 $  347   $  629
      Interest cost on projected benefit obligation..  1,358  1,145    1,128
      Net amortization and deferral..................    197    566      768
      Special termination benefit charge.............     --    127       --
                                                      ------  ------   ------
      Net pension cost............................... $1,614 $2,185   $2,525
                                                      ======  ======   ======

   The Company has a deferred compensation plan for senior executive officers. This plan was frozen effective May 1, 2003. This program is not qualified under
Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of his or her salary and/or annual bonus. Amounts deferred earn interest at the Company's average investment rate. At December 31, 2003 and 2002, the Company carried a liability of $2,420,000 and $3,557,000 for this plan.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. At December 31, 2003 and 2002, the trust held assets with a market value of $23,422,000 and $16,731,000, respectively, that is included in other invested assets in the accompanying balance sheets.

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation otherwise due upon the sale of the Company. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2003, the Company carried a liability of $1,037,000 for this plan.

  Savings and Investment Plan

   The Company had a savings and investment plan qualifying under Section 401(k) of the Internal Revenue Code. The Company made matching contributions in varying amounts. The Company's matching contributions amounted to $234,000 during the period from January 1, 2003 to April 30, 2003, $803,000 in 2002 and $860,000 in 2001. This plan was frozen on May 1, 2003.

   On November 1, 2003, this plan was merged into the RBC-U.S.A. Retirement and Savings Plan (the "RBC Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The RBC Plan includes both a fixed and variable match contribution features. The variable match contribution component of the RBC Plan allows for additional contributions to be made to the RBC Plan with the authorization of the Board of Directors. Expense related to this component was approximately $48,000 for the period from May 1, 2003 to December 31, 2003. The fixed match component of the RBC Plan allows employees to contribute and the Company will make a matching contribution of up to 3% of the employees' contribution. The Company's matching contribution may be changed at the discretion of the Board of Directors. Expense related to this component was $123,000 for the period from May 1, 2003 to December 31, 2003.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provided postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contained other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003 and was merged into the RBC Liberty Employee Health Benefit Plan on September 30, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following table presents the plan's funded status as of December 31, 2003 and 2002 (in thousands). The December 31, 2003 amounts represent the Company's portion of the RBC Liberty Employee Health Benefit Plan:

                                                                  Predecessor
                                                                     Basis
                                                          2003       2002
                                                        --------  -----------
  Change in benefit obligations:
     Projected benefit obligation at beginning of year. $ 11,782   $ 11,321
     Service cost......................................       41        118
     Interest cost.....................................      753        770
     Impact of sale and related transactions...........    1,079         --
     Actuarial losses..................................      290      1,155
     Benefits paid.....................................   (1,391)    (1,582)
                                                        --------   --------
  Projected benefit obligation at end of year.......... $ 12,554   $ 11,782
                                                        ========   ========

  Funded status of the plan (underfunded).............. $(12,554)  $(11,782)
  Unrecognized net actuarial loss......................      290      3,454
  Unrecognized prior service cost......................       --        729
  Unrecognized transition obligation...................       --      2,045
                                                        --------   --------
  Accrued pension cost................................. $(12,264)  $ (5,554)
                                                        ========   ========

  Accrued benefit liability............................ $ 12,264   $  5,554
                                                        ========   ========

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2003, 2002 and 2001 (in thousands):

                                                            Predecessor Basis
                                                            -----------------
                                                       2003  2002     2001
                                                       ----  ------   ------
       Service cost................................... $ 41 $  118   $   88
       Interest cost..................................  753    770      731
       Amortization...................................  145    436      337
                                                       ----  ------   ------
       Net periodic benefit cost recognized in expense $939 $1,324   $1,156
                                                       ====  ======   ======

   Following are the assumed health care cost trend rates:

                                                        2003  2002  2001
                                                        ----  ----  ----
      Health care cost trend rate assumed for next year 12.2% 13.0%  5.0%
      Ultimate trend rate..............................  5.0%  5.0%  5.0%
      Year ultimate trend rate to be attained.......... 2012  2009  2037

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1%       1%
                                                     Increase Decrease
                                                     -------- --------
         Effect on total service and interest costs.   $ 16    $ (15)
         Effect on postretirement benefit obligation    263     (250)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Assumptions Used to Develop Amounts Reported

   Following are the assumptions used to determine the benefit obligations:

                                                 December 31, 2003
                              -------------------------------------------------------
                                   Pension         Non-Qualified          Other
                                    Plan               Plans             Benefits
                              -----------------  -----------------  -----------------
Discount rate................       6.00%              6.00%              6.00%
Rate of compensation increase       3.50%              4.75%               N/A
Measurement date............. September 30, 2003 September 30, 2003 September 30, 2003

                                                 December 31, 2002
                              -------------------------------------------------------
                                   Pension         Non-Qualified          Other
                                    Plan               Plans             Benefits
                              -----------------  -----------------  -----------------
Discount rate................       6.75%              6.75%              6.75%
Rate of compensation increase Graded 6.25%-2.25%       4.00%               N/A
Measurement date............. December 31, 2002  December 31, 2002  December 31, 2002

                                                 December 31, 2001
                              -------------------------------------------------------
                                   Pension         Non-Qualified          Other
                                    Plan               Plans             Benefits
                              -----------------  -----------------  -----------------
Discount rate................       7.25%              7.25%              7.25%
Rate of compensation increase Graded 7.00%-3.00%       4.75%               N/A
Measurement date............. December 31, 2001  December 31, 2001  December 31, 2001

   Following are the weighted average assumptions used to determine the net periodic benefit cost:

                                                             December 31, 2003
                                                 -----------------------------------------
                                                      Pension       Non-Qualified  Other
                                                       Plan             Plans     Benefits
                                                 ------------------ ------------- --------
Discount rate...................................       6.42%            6.42%      6.42%
Expected long-term rate of return on plan assets       7.00%             N/A        N/A
Rate of compensation increase...................       3.50%             N/A        N/A

                                                             December 31, 2002
                                                 -----------------------------------------
                                                      Pension       Non-Qualified  Other
                                                       Plan             Plans     Benefits
                                                 ------------------ ------------- --------
Discount rate...................................       7.25%            7.25%      7.25%
Expected long-term rate of return on plan assets       8.00%             N/A        N/A
Rate of compensation increase................... Graded 6.25%-2.25%     4.75%       N/A

                                                             December 31, 2001
                                                 -----------------------------------------
                                                      Pension       Non-Qualified  Other
                                                       Plan             Plans     Benefits
                                                 ------------------ ------------- --------
Discount rate...................................       7.50%            7.50%      7.75%
Expected long-term rate of return on plan assets       8.00%             N/A        N/A
Rate of compensation increase................... Graded 7.00%-3.00%     4.75%       N/A

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   To develop the expected long-term rate of return on assets assumption, the Company considered the current level of expected return on risk-free investments (primarily government bonds), the historical level of the risk premium associated with the other asset classes in which the portfolio is invested and the expectations for future returns of each asset class. The expected return for each asset class was then weighted based on the target asset allocation to develop the expected long-term rate of return on assets assumption for the portfolio.

Cash Flows

   No contributions are expected to be made to the Dollar-based Plan, while $1,977,000 is expected to be paid with respect to the non-qualified pension plans and $1,362,000 is expected to be paid with respect to the other post-retirement benefit plans in 2004.

9. Reinsurance

   Prior to the acquisition by LLIC, the Company actively solicited reinsurance from other companies. As described more fully in Note 1, the Company continues to assume reinsurance business that is fully ceded to its former owner until such time that these treaties are novated and the Company will no longer be a party to the treaty. The Company cedes portions of the insurance it writes as described in the next paragraph.

   The effect of reinsurance on premiums earned from continuing operations for the years ended December 31, 2003, 2002 and 2001 is as follows (in thousands):

                                                                      Predecessor Basis
                                                            ------------------------------------
                                               May 1, 2003  January 1, 2003
                                                   to             to
                                              December 2003 April 30, 2003     2002       2001
                                              ------------- --------------- ---------  ---------
Direct.......................................   $  22,536      $ 16,961     $  73,380  $ 100,874
Assumed......................................     253,664       129,628       336,462    246,271
Ceded........................................    (266,937)      (57,772)     (148,724)  (139,607)
                                                ---------      --------     ---------  ---------
Total net premium............................       9,263        88,817       261,118    207,538
Less net premium from discontinued operations          --            --            --         12
                                                ---------      --------     ---------  ---------
Total net premium from continuing operations.   $   9,263      $ 88,817     $ 261,118  $ 207,550
                                                =========      ========     =========  =========

   The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. As of December 31, 2003, the Company had ceded to other life insurance companies individual life insurance in force of approximately $17.2 billion.

   At December 31, 2003, the Company ceded $88,454,000 of policy and claim reserves to Generali, the company to which all assumed business is retroceded. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

10. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement. During the period from May 1, 2003 to December 31, 2003, the Company expensed $13,688,000 of costs related to the cost sharing agreement. At December 31, 2003, the company recorded a receivable from an affiliate of $1,530,000 and payables to other affiliates of $120,000 related to this agreement.

   As discussed in Note 8, the Company's employees participate in the RBC Liberty Employee Health Benefit Plan. All claims paid by this plan are paid by LLIC and then reimbursed. At December 31, 2003, the Company owed LLIC $1,257,000 for such claims.

   Prior to the sale to LLIC, the Company reimbursed Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in the period from January 1, 2003 to April 30, 2003 or for the years ended December 31, 2002 and 2001.

   Prior to the sale to LLIC, the Company retroceded a portion of the life insurance it assumed to Generali. In accordance with this agreement, the Company ceded premiums of $131,000 during the period from January 1, 2003 to April 30, 2003. The Company ceded premiums of $555,000 and $664,000 in 2002 and 2001, respectively. The Company ceded no claims during 2003 or 2002 and $360,000 during 2001.

   In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $417,000, $3,000,000 and $4,000,000 in account balances were ceded to Generali during the period from January 1, 2003 to April 30, 2003, 2002 and 2001, respectively, and Generali loaned such amounts back to the Company. The account balance ceded and loaned back at December 31, 2002 was $125 million. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $148,000, for the period from January 1, 2003 to April 30, 2003 and $1,456,000 and $1,392,000 for the years ended December 31, 2002 and 2001, respectively. The Company held payables to Generali of $701,000 at December 31, 2002.

   On December 31, 2002, the Company entered into an agreement to retrocede selected reinsurance assumed to an affiliate. The business ceded included reinsurance assumed with policy dates of 2001 and prior ("in force") and those with policy dates of 2002. The consideration paid of $39,785,000 for the in force policies was equal to the net outstanding liabilities ceded to the affiliate as calculated in accordance with statutory accounting practices (Note
1), less a ceding commission. The corresponding net GAAP liabilities related to the in force policies were equal to $10,312,000. SFAS No. 113 Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, requires the difference of $29,473,000 to be treated as prepaid reinsurance costs and amortized into expense over the lives of the underlying contracts.

   In accordance with the above retrocession agreement the Company estimated the consideration due on the in force policies ceded to be $47,000,000 at December 31, 2002 and paid that amount to the affiliate. The actual liability was subsequently calculated and resulted in an overpayment of $7,215,000, which is included in receivables from affiliates in the accompanying consolidated balance sheets.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

11. Stockholder's Equity

   The changes in net unrealized gains (losses) that have been included in the balance sheet caption "accumulated other comprehensive income (loss)" in stockholder's equity are summarized at December 31, 2003 and 2002 as follows (in thousands):

                                                                      Predecessor Basis
                                                                  ------------------------
                                                   May 1, 2003    January 1, 2003
                                                       to               to
                                                December 31, 2003 April 30, 2003    2002
                                                ----------------- --------------- --------
Net unrealized (losses) gains on securities:
   Fixed maturities............................      $(6,345)         $(8,984)    $ 40,456
   Equity securities...........................        3,888              481       (4,039)
   Securities held in separate account.........       (1,676)            (922)       3,479
   Other.......................................        1,379              276       (1,036)
                                                     -------          -------     --------
Net unrealized (losses) gains..................       (2,754)          (9,149)      38,860
Net minimum pension liability..................         (723)

Adjustment to deferred policy acquisition costs         (944)          (2,246)     (15,222)
Adjustment to unearned revenue reserve.........           --              (59)         798
Deferred income taxes..........................        1,547            4,009       (8,553)
                                                     -------          -------     --------
Net amount recognized..........................      $(2,874)         $(7,445)    $ 15,883
                                                     =======          =======     ========

12. Borrowed Money

   The Company had an outstanding liability for borrowed money in the amount of $26,990,000 as of December 31, 2002, which is included in other liabilities. This consisted of thirteen contracts with the Federal Home Loan Bank. Pledged collateral for this debt consisted of GNMA and FNMA securities with a face amount of $29,475,000 and a market value of $30,569,000 at December 31, 2002. This loan was repaid in May 2003.

13. Discontinued Operations

   In October of 1999, the Company adopted a plan to dispose of its workplace benefit (group) insurance line of business. Accordingly, the group line of business was considered a discontinued operation during the year ended 1999 and the consolidated statement of operations for 2003, 2002 and 2001 separately reported the operating results of the discontinued operations, net of related income taxes. Income (loss) net of taxes for this line of business amounted to $(380,000), $307,000 and $612,000 with revenues of $6,000, $311,000 and
$734,000, for the period from January 1, 2003 to April 30, 2003 and for years ended December 31, 2002 and 2001, respectively.

   The Company reached an agreement to sell the group line of business in January 2000 and closed the sale effective June 30, 2000. During 2000 the Company realized a gain on the disposal of this line of business, net of income taxes of $14,871,000 and deferred an additional $2,000,000 of gain that was attributable to the estimated profit on in-force business that is 100% ceded to the purchaser. During 2002 and 2001, the Company amortized $500,000 and $1,500,000 of the original deferral resulting in gains of $325,000 and $978,000, respectively, net of income taxes. At December 31, 2002 there is no remaining deferral of the original gain. During 2003, the Company novated substantially all of the policies in the group line of business to the company that previously reinsured 100% of the business.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   In December of 2001, the Company adopted a plan to liquidate its wholly owned subsidiary BMA Financial Services, Inc. ("BMAFS"). The Company liquidated BMAFS on December 31, 2002. Accordingly, the BMAFS line of business was considered a discontinued operation during the year ended 2001 and the consolidated statement of operations for 2002 and 2001 separately reported the operating results of the discontinued operations, net of related income taxes. Income (losses), net of income taxes, for this line of business amounted to $173,000 and ($1,467,000) with revenues of $238,000 and $10,886,000, for the years ended December 31, 2002 and 2001, respectively. During 2001 the Company realized a loss on the disposal of this line of business, net of income taxes, of $228,000. The net assets in liquidation were $664,000 at December 31, 2002.

                                  * * * * * *

------------------------


                                     PART C

                                OTHER INFORMATION


Item 27.  Exhibits

(a) Board of Directors Resolution Authorizing the establishment of Registrant.*

(b) Not Applicable

(c) (i) Principal Underwriters Agreement++ (ii) Form of Selling Agreement**

(d) (i) Flexible Premium Adjustable Variable Life Insurance Policy*
   (ii) Accelerated Death Benefit Rider+
  (iii) Term Insurance Rider+
   (iv) Covered Insured Rider+
    (v) Guaranteed Minimum Death Benefit Rider+
   (vi) Waiver of Surrender Charges
        Rider+
  (vii) Waiver of Monthly Deduction During Total Disability of Primary Insured Rider+
 (viii) Extension of Maturity Date Rider+
   (ix) Accidental Death of Primary
        Insured Rider+
    (x) Future Purchase Option Rider+
   (xi) Primary Insured Rider+
  (xii) Children's Term Insurance Rider+
 (xiii) Waiver of Planned Premium During Total Disability of Primary Insured Rider+

(e)      Application for Flexible Premium Adjustable Variable Life Insurance
         Policy**

(f)(i)   Articles of Incorporation of Business Men's Assurance Company of
         America
  (ii)   By-Laws of Business Men's Assurance Company of America

(g)      Form of Reinsurance Agreement**

(h) (i)  Form of Fund Participation Agreement among Variable Insurance
         Products Fund, Fidelity Distributors Corporation and the Company***
    (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
    (iii)Form of Fund Participation Agreement among Janus Aspen Series and the Company++
    (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
    (v) Form of Fund Participation Agreement among Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and the Company++
   (vii) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (viii)Form of Fund Participation Agreement among Lazard Retirement Series, Inc. and the Company++
   (ix) Form of Fund Participation Agreement among Federated Securities Corp., Insurance Management Series and the Company**
   (x) Form of Fund Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and the Company**

(i) Form of Insurance Administrative Services Agreement between Liberty Insurance Services Corporation and the Company#

(j) Not Applicable

(k) Opinion and Consent of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consents of Independent Accountants

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 (File No. 333-52689) electronically filed on August 28, 1998.

***Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 (File No. 333-52689) electronically filed on May 1, 2000.

+ Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-52689) electronically filed on February 20, 2003.

++ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 (File No. 333-52689) electronically filed on April 30, 2003.

# Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-104881) electronically filed on August 25, 2003.

Item 28.  Directors and Officers

The following is the names and principal business addresses and positions and offices of the individuals with BMA who are engaged directly or indirectly with the business of the Separate Account and the executive officers of BMA:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor


W. James Westlake***......................... Chairman  of the Board and Director

Harold W. Huffstetler, Jr.*.................. Director,  President and Chief Executive  Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

R. David Black*.............................  Vice President, General Counsel &
                                              Secretary and Chief Privacy
                                              Officer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer & Assistant Treasurer

Marilyn Bailey**............................  Director, Variable Operations

Calvin D. Cherry**..........................  Director of Pricing & Illustration Actuary

Robert T. Coleman, III*.....................  Counsel and Assistant Secretary

Tracey L. Estes**...........................  Director -- Variable Product Sales

Christian G. Jefferson*.....................  Assistant Counsel and Assistant Secretary

Connie R. Hill*.............................  Investment Compliance Officer

Murray P. McKissick, M.D.*..................  Medical Director

Patricia M. Nichols*........................  Assistant Treasurer

Judith J. Orth**............................  Marketing Director

Leigh A. Pagan*.............................  Director, Tax

Mary Ellen Ridgley**........................  Director of Compliance

Mark S. Wessel*.............................  Designated Anti-Money Laundering Officer
--------------
 * Principal business address is 2000 Wade Hampton Boulevard, Greenville, SC
29615-1064.

** Principal business address is 2300 Main Street, Suite 450, Kansas City, MO
64108-4600.

*** Principal business address is 6880 Financial Drive, Tower 1, Mississauga, ON
L5N7Y5.


Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4, File No. 333-104881 and is incorporated herein by reference.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Tamarack Distributors Inc. (prior to March 29, 2004, known as Jones & Babson, Inc.) currently serves as principal underwriter for the following investment companies other than Registrant:


     Investors Mark Series Fund, Inc.
         -Balanced Portfolio
         -Global Fixed Income Portfolio
         -Growth & Income Portfolio
         -Intermediate Fixed Income Portfolio
         -Large Cap Value Portfolio
         -Large Cap Growth Portfolio
         -Mid Cap Equity Portfolio
         -Money Market Portfolio
         -Small Cap Equity Portfolio
     BMA Variable Annuity Account A
     Tamarack Funds Trust

(b) The following table sets forth certain information regarding officers and directors of Tamarack Distributors Inc.:

Daniel J. Collins*                                Director

Martin A. Cramer                                  Compliance Officer
4000 West 114th Street, Suite 200
Leawood, KS 66211

Lisa A. Ferris*                                   Director

Deborah J. Kermeen*                               Chief Financial Officer

John G. Taft*                                     Chief Executive Officer
                                                  and Director


*Principal business address is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-----------------------------   --------------------------    --------------------------    ---------------------   -------------
(1)                             (2)                           (3)                           (4)                     (5)
-----------------------------   --------------------------    --------------------------    ---------------------   -------------


                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption    Brokerage Commissions   Compensation
-----------------------------   --------------------------    ---------------------------   ---------------------   -------------

Tamarack Distributors Inc.         $279,915                    $0                            $0                      $0


Tamarack Distributors Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 33.  Management Services
          Not Applicable

Item 34.  Fee Representation

Business Men's Assurance Company of America ("BMA") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by BMA.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 28th day of April, 2004.



                           BMA VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (Depositor)


                        By: /s/MICHAEL K. DEARDORFF
                            -------------------------------------------------
                            Michael K. Deardorff
                            Sr. Vice President, Variable & Fixed Products


                         BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                         (Depositor)


                       By: /s/R. DAVID BLACK
                           -------------------------------------------------
                           R. David Black
                           Vice President, General Counsel & Secretary




Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                  DATE
- ---------                                           -----                                  ----


W. James Westlake*                         Director, Chairman of the Board                   4-28-04
--------------------------                                                                   -------
W. James Westlake

Harold W. Huffstetler, Jr.*                 Director, President and Chief                    4-28-04
--------------------------                  Executive Officer                                -------
Harold W. Huffstetler, Jr.

/s/MICHAEL K. DEARDORFF                     Director, Senior Vice President -                4-28-04
-----------------------------               Variable and Fixed Products                      --------
Michael K. Deardorff

Guy H. Smith, III*                          Vice President, Finance and Treasurer            4-28-04
---------------------                                                                        ---------
Guy H. Smith, III


*By: /s/R. DAVID BLACK
     --------------------------
     Attorney-in-Fact


                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that I, W. James Westlake, a Director and Chairman of the Board of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of South Carolina, do hereby appoint R. David Black and Robert T. Coleman, III, each individually, as my attorney and agent, for me, and in my name as a Director and Chairman of the Board of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand this 1st day of March 2004.


Attest:


/s/TAMMY MORRIS                             /s/W. JAMES WESTLAKE
---------------------                       --------------------
                                               W. James Westlake



                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that I, Harold W. Huffstetler, Jr., a Director, President and Chief Executive Officer of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of South Carolina, do hereby appoint R. David Black and Robert T. Coleman, III, each individually, as my attorney and agent, for me, and in my name as a Director and the President and Chief Executive Officer of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand this 1st day of March 2004.



Attest:



/s/TAMMY MORRIS                             /s/HAROLD W. HUFFSTETLER, JR.
-------------------------                   -----------------------------
                                               Harold W. Huffstetler, Jr.




                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that I, Guy H. Smith, III, Vice President, Finance and Treasurer of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of South Carolina, do hereby appoint R. David Black and Robert T. Coleman, III, each individually, as my attorney and agent, for me, and in my name as Vice President, Finance and Treasurer of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand this 1st day of March 2004.


Attest:



/s/TAMMY MORRIS                             /s/GUY H. SMITH, III
-------------------------------             --------------------
                                               Guy H. Smith, III






                                       INDEX TO EXHIBITS

EX-99.f(i) Articles of Incorporation of the Company

EX-99.f(ii) Bylaws of the Company

EX-99.k Opinion and Consent of Counsel

EX-99.n Consents of Independent Accountants